--------------------------------------------------------------------------------


                               TERM LOAN AGREEMENT


                                      among


               PEGASUS MEDIA & COMMUNICATIONS FINANCE CORPORATION


                            THE SEVERAL LENDERS FROM
                           TIME TO TIME PARTIES HERETO


                                       and


                            DBS INVESTORS AGENT, INC.


                    as Administrative Agent for such Lenders


                            Dated as of April 2, 2003








--------------------------------------------------------------------------------

                                             TABLE OF CONTENTS
                                             -----------------

SECTION                                                                                           PAGE NO.
-------                                                                                           --------
ARTICLE I GENERAL TERMS..................................................................................2
-----------------------
     Section 1.01.       Term Loans......................................................................2
     -------------       ----------
     Section 1.02.       Interest on the Notes...........................................................2
     ------------        ---------------------
     Section 1.03.       Loan Requests...................................................................3
     -------------       -------------
     Section 1.04.       Loan Disbursements..............................................................4
     -------------       ------------------
     Section 1.05.       Voluntary Prepayments...........................................................4
     -------------       ---------------------
     Section 1.06.       Mandatory Prepayments Upon Change of Control....................................5
     -------------       --------------------------------------------
     Section 1.07.       Fees............................................................................5
     -------------       ----
     Section 1.08.       Requirements of Law.............................................................6
     -------------       -------------------
     Section 1.09.       Taxes...........................................................................7
     -------------       -----
     Section 1.10.       Payments Under the Notes........................................................9
     -------------       ------------------------
     Section 1.11.       Set-Off, Etc....................................................................9
     -------------       ------------
     Section 1.12.       Pro Rata Treatment; Sharing; Payments after Default............................10
     -------------       ---------------------------------------------------
     Section 1.13.       Non-Receipt of Funds by the Agent..............................................11
     -------------       ---------------------------------
     Section 1.14.       Replacement of Notes...........................................................12
     -------------       --------------------

ARTICLE II USE OF PROCEEDS..............................................................................12
--------------------------
     Section 2.01.       Use of Proceeds................................................................12
     ------------        ---------------

ARTICLE III CONDITIONS OF MAKING THE LOANS..............................................................13
------------------------------------------
     Section 3.01.       Conditions to the Initial Loans................................................13
     -------------       -------------------------------
     Section 3.02.       All Loans......................................................................17
     -------------       ---------
     Section 3.03.       Lender Approvals...............................................................18
     ------------        ----------------

ARTICLE IV REPRESENTATIONS AND WARRANTIES...............................................................18
-----------------------------------------
     Section 4.01.       Reports; Financial Statements..................................................18
     -------------       -----------------------------
     Section 4.02.       Organization, Qualification, Etc...............................................19
     -------------       ---------------------------------
     Section 4.03.       Authorization; Compliance; Etc.................................................19
     -------------       -------------------------------
     Section 4.04.       Governmental and Other Consents, Etc...........................................20
     -------------       -------------------------------------
     Section 4.05.       Litigation.....................................................................21
     -------------       ----------
     Section 4.06.       Compliance with Laws and Agreements............................................21
     -------------       -----------------------------------
     Section 4.07.       Licenses.......................................................................22
     -------------       --------
     Section 4.08.       The Stations...................................................................22
     -------------       ------------
     Section 4.09.       DBS Rights.....................................................................23
     -------------       ----------
     Section 4.10.       Title to Properties; Condition of Properties...................................24
     ------------        --------------------------------------------
     Section 4.11.       Interests in Other Businesses..................................................24
     -------------       -----------------------------
     Section 4.12.       Solvency.......................................................................24
     -------------       --------
     Section 4.13.       Full Disclosure; Absence of Certain Changes....................................25
     -------------       -------------------------------------------
     Section 4.14.       Margin Stock...................................................................25
     -------------       ------------
     Section 4.15.       Tax Returns....................................................................25
     -------------       -----------
     Section 4.16.       Pension Plans, Etc.............................................................26
     -------------       -------------------
     Section 4.17.       Material Agreements............................................................26
     -------------       -------------------
     Section 4.18.       [Intentionally omitted.].......................................................26
     -------------       ------------------------


SECTION                                                                                           PAGE NO.
-------                                                                                           --------
     Section 4.19.       Brokers, Etc...................................................................26
     -------------       -------------
     Section 4.20.       Capitalization.................................................................26
     -------------       --------------
     Section 4.21.       Environmental Compliance.......................................................27
     -------------       ------------------------
     Section 4.22.       Investment Company Act.........................................................28
     -------------       ----------------------
     Section 4.23.       Labor Matters..................................................................28
     -------------       -------------
     Section 4.24.       Delaware Code Provisions.......................................................28
     -------------       ------------------------

ARTICLE V FINANCIAL COVENANTS...........................................................................28
-----------------------------
     Section 5.01.       Leverage.......................................................................28
     -------------       --------
     Section 5.02.       Restricted Payments............................................................29
     -------------       -------------------

ARTICLE VI AFFIRMATIVE COVENANTS........................................................................32
--------------------------------
     Section 6.01.       Preservation of Assets; Compliance with Laws, Etc..............................32
     -------------       --------------------------------------------------
     Section 6.02.       Insurance......................................................................32
     -------------       ---------
     Section 6.03.       Taxes, Etc.....................................................................33
     -------------       -----------
     Section 6.04.       Notice of Proceedings, Defaults, Adverse Change, Etc...........................33
     -------------       -----------------------------------------------------
     Section 6.05.       Financial Statements and Reports...............................................34
     -------------       --------------------------------
     Section 6.06.       Inspection.....................................................................37
     -------------       ----------
     Section 6.07.       Accounting System..............................................................37
     -------------       -----------------
     Section 6.08.       Additional Assurances..........................................................37
     -------------       ---------------------
     Section 6.09.       Renewal of DBS Agreements and FCC Licenses.....................................38
     -------------       ------------------------------------------
     Section 6.10.       Compliance with Environmental Laws.............................................38
     -------------       ----------------------------------
     Section 6.11.       Maintenance of Corporate Identity..............................................39
     -------------       ---------------------------------
     Section 6.12.       Prepayment of Loans with Excess L/C Cash Collateral............................40
     -------------       ---------------------------------------------------

ARTICLE VII NEGATIVE COVENANTS..........................................................................40
------------------------------
     Section 7.01.       Indebtedness and Guarantees....................................................41
     -------------       ---------------------------
     Section 7.02.       Liens..........................................................................42
     -------------       -----
     Section 7.03.       Disposition of Assets; Mergers, Etc............................................44
     -------------       ------------------------------------
     Section 7.04.       Fundamental Changes............................................................45
     -------------       -------------------
     Section 7.05.       Investments and Acquisitions...................................................45
     -------------       ----------------------------
     Section 7.06.       [Intentionally Omitted.].......................................................48
     -------------       ------------------------
     Section 7.07.       Management.....................................................................48
     -------------       ----------
     Section 7.08.       Sale and Leaseback.............................................................48
     -------------       ------------------
     Section 7.09.       Repurchase or Issuance of Equity Securities....................................48
     -------------       -------------------------------------------
     Section 7.10.       Change in Business, Ownership of Special Purpose Subsidiary and L/C Subsidiary.49
     -------------       ------------------------------------------------------------------------------
     Section 7.11.       Accounts Receivable............................................................49
     -------------       -------------------
     Section 7.12.       Transactions with Affiliates...................................................49
     -------------       ----------------------------
     Section 7.13.       Amendment of Certain Agreements, Negative Pledges, Etc.........................49
     -------------       -------------------------------------------------------
     Section 7.14.       ERISA..........................................................................51
     -------------       -----
     Section 7.15.       Margin Stock...................................................................51
     -------------       ------------
     Section 7.16.       Limitations on Borrower........................................................51
     -------------       -----------------------
     Section 7.17.       Limitations on L/C Subsidiary..................................................51
     -------------       -----------------------------
     Section 7.18.       Limitations on Payments on Account of Indebtedness.............................52
     -------------       --------------------------------------------------

SECTION                                                                                           PAGE NO.
-------                                                                                           --------
ARTICLE VIII DEFAULTS...................................................................................52
---------------------

ARTICLE IX REMEDIES ON DEFAULT, ETC.....................................................................56
------------------------------------

ARTICLE X THE AGENT ....................................................................................56
-------------------
     Section 10.01.      Appointment, Powers and Immunities.............................................56
     --------------      ----------------------------------
     Section 10.02.      Reliance by Agent..............................................................58
     --------------      -----------------
     Section 10.03.      Events of Default..............................................................58
     --------------      -----------------
     Section 10.04.      Rights as a Lender.............................................................58
     --------------      ------------------
     Section 10.05.      Indemnification................................................................58
     --------------      ---------------
     Section 10.06.      Non-Reliance on Agent and Other Lenders........................................59
     --------------      ---------------------------------------
     Section 10.07.      Failure to Act.................................................................59
     --------------      --------------
     Section 10.08.      Resignation of Agent...........................................................59
     --------------      --------------------
     Section 10.09.      Cooperation of Lenders.........................................................60
     --------------      ----------------------

ARTICLE XI ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS; SEPARATE ACTIONS BY THE LENDERS....................60
------------------------------------------------------------------------------------

ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS........................................62
----------------------------------------------------------------

ARTICLE XIII MISCELLANEOUS..............................................................................66
--------------------------
     Section 13.01.      Survival.......................................................................66
     --------------      --------
     Section 13.02.      Fees and Expenses; Indemnity; Etc..............................................66
     --------------      ----------------------------------
     Section 13.03.      Notice.........................................................................68
     --------------      ------
     Section 13.04.      Governing Law..................................................................69
     --------------      -------------
     Section 13.05.      CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL..................................69
     --------------      ---------------------------------------------
     Section 13.06.      Severability...................................................................70
     --------------      ------------
     Section 13.07.      Section Headings, Etc..........................................................70
     --------------      ----------------------
     Section 13.08.      Several Nature of Lenders' Obligations.........................................70
     --------------      --------------------------------------
     Section 13.09.      Counterparts...................................................................71
     --------------      ------------
     Section 13.10.      Knowledge and Discovery........................................................71
     --------------      -----------------------
     Section 13.11.      Amendment of Other Agreements..................................................71
     --------------      -----------------------------
     Section 13.12.      FCC and Municipal Approvals....................................................71
     --------------      ---------------------------
     Section 13.13.      Disclaimer of Reliance.........................................................72
     --------------      ----------------------
     Section 13.14.      Environmental Indemnification..................................................72
     --------------      -----------------------------
     Section 13.15.      Effectiveness..................................................................73
     --------------      -------------

ARTICLE XIV DEFINITIONS.................................................................................73
----------------------

                               INDEX OF SCHEDULES
                               ------------------

Schedule 1.01(a)                 Allocation of Commitments
Schedule 1.01(b)                 Form of Term Note
Schedule 4.01                    Opening Balance Sheet
Schedule 4.02                    Organization, Qualification, Etc.
Schedule 4.04                    Governmental and Other Consents
Schedule 4.05                    Litigation
Schedule 4.07                    FCC Licenses
Schedule 4.11                    Interests in Other Businesses
Schedule 4.13                    Certain Matters Since December 31, 2002
Schedule 4.16                    Pension Plans
Schedule 4.17                    Certain Matters Concerning Material Contracts
Schedule 4.20                    Capitalization
Schedule 7.02                    Certain Permitted Liens
Schedule 12                      Form of Assignment and Acceptance
Schedule 14(a)                   Form of Indemnity Agreement
Schedule 14(b)                   Form of Intercreditor Agreement
Schedule 14(c)                   Form of Borrower Security and Pledge Agreement
Schedule 14(d)                   Form of Warrant and Investor Rights Agreement

                               TERM LOAN AGREEMENT
                               -------------------

                  TERM LOAN AGREEMENT (this "Agreement") dated as of April 2, 2003, by and among the institutions which are now, or in accordance with Article XII hereafter become, parties hereto (collectively, the "Lenders" and each individually, a "Lender"); DBS Investors Agent, Inc., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"); and Pegasus Media & Communications Finance Corporation, a Delaware corporation (the "Borrower") which is (i) a wholly owned subsidiary of Pegasus Satellite Communications, Inc., a Delaware corporation (the "Parent") and (ii) from and after the Closing Date will be the direct parent of Pegasus Media & Communications, Inc., a Delaware corporation ("PM&C"). Certain capitalized terms used herein without definition are defined in Article XIV of this Agreement.

                                    RECITALS
                                    --------

                  A. The Operating Companies (1) own the rights to deliver direct broadcast satellite ("DBS") service in various territories in the United States and (2) own and operate broadcast television stations located in Florida, Maine, Mississippi, Pennsylvania and Tennessee. Certain special purpose subsidiaries of PM&C, referred to herein as the License Subsidiaries, own the licenses for each broadcast television station except those operated under LMAs.

                  B. The Borrower desires to obtain additional funds (1) to finance the repurchase or redemption of Indebtedness of PM&C under the Original Subordinated Notes and preferred Equity Securities and Indebtedness of the Parent, (2) to finance the repurchase of preferred and/or common Equity Securities of PCC, (3) to make an equity Investment in the L/C Subsidiary to fund the L/C Cash Collateral under the L/C Facility or to make an equity Investment in PM&C to fund the PM&C L/C Cash Collateral under the PM&C L/C Facility and (4) to pay fees and expenses of the Borrower in connection with the transactions contemplated by the Transaction Documents.

                  C. The Borrower and the Lenders have agreed that the Loans (and all accrued interest in respect thereof) shall constitute senior Indebtedness of the Borrower and shall be structurally senior in right of payment to all existing and future Indebtedness and Equity Securities of the Parent.

                  D. The Lenders are willing to provide such funds, all subject to the terms and conditions of this Agreement.

                  NOW THEREFORE, the parties hereto, intending to be legally bound, and in consideration of the foregoing and the mutual covenants contained herein, hereby agree as follows:

                                    ARTICLE I

                                  GENERAL TERMS
                                  -------------

         Section 1.01. Term Loans.

                 (a) Subject to the terms and conditions contained in this Agreement, the Lenders agree to make one or more term loans to the Borrower from time to time during the Commitment Period in an aggregate amount of Original Principal not to exceed $100,000,000 (collectively, the "Loans"), allocated among the Lenders as set forth in Schedule 1.01(a) (collectively, as reduced pursuant to Section 1.01(d) and subject to adjustment for assignments under
Article XII, the "Commitments" and, with respect to each Lender's allocation of the Loans, its "Commitment"). No Loans repaid may be reborrowed hereunder.

                 (b) The Loans shall be evidenced by the Borrower's Term Notes, substantially in the form attached hereto as Schedule 1.01(b) (together with any additional such Term Notes issued to any assignee(s) of the Loans under Article XII or otherwise issued in substitution therefor or replacement thereof, the "Notes").

                 (c) The Borrower will pay to the Agent, for the ratable account of each Lender, the unpaid principal amount (which includes any capitalized interest with respect thereto) then outstanding under the Notes, without setoff, deduction or counterclaim, on the Maturity Date, when all amounts outstanding under the Notes, including all outstanding principal (which includes any capitalized interest with respect thereto) and accrued interest, fees, expenses and other charges in respect thereof shall be due and payable in full, and shall otherwise pay such amounts prior to the Maturity Date to the extent so required by the terms of this Agreement or the other Loan Documents.

                 (d) The Commitments shall terminate and expire at 5:00 p.m. (New York time) on the Commitment Termination Date unless the conditions to making the initial Loans in Sections 3.01 and 3.02 have been satisfied or waived and the initial borrowing of Loans on the Closing Date in an aggregate amount of Original Principal of not less than $35,000,000 for the purpose described in
Section 2.01(a) shall have previously occurred.

         Section 1.02. Interest on the Notes.

                 (a) Interest Rate. Subject to the terms and conditions set forth in this Section 1.02, the Loans shall bear interest on the unpaid principal amount thereof (which includes any capitalized interest with respect thereto) at a rate per annum equal to 12.5%.

                 (b) Computations. Interest on Loans shall be computed on the basis of the actual number of days elapsed over a 365 or 366-day year, as applicable.

                 (c) Interest Payment Dates. Interest on the Loans shall be payable in arrears, without setoff, deduction or counterclaim and shall be due and payable on the Quarterly Dates, commencing with the first Quarterly Date to occur after the Closing Date and at maturity, whether by reason of an acceleration, prepayment, payment or otherwise as follows:

                 (i) 48% of interest accrued from time to time in respect of the Loans shall be payable in cash on each such Quarterly Date;

                 (ii) 52% of interest accrued from time to time in respect of the Loans shall be automatically added, without any action by any Person, on each such Quarterly Date to the principal amount of such Loan (and any such interest so added to the principal of a Loan shall bear interest from and after such Quarterly Date as provided hereunder as if it had been part of the Original Principal of such Loan); and

                 (iii) Any accrued and unpaid interest on the Loans shall be payable in full in cash on the Maturity Date.

                 (d) Effect of Defaults, Etc.

                 (i) During the existence of any Event of Default, the outstanding principal (which includes any capitalized interest with respect thereto) under the Notes and, to the extent permitted by applicable law, overdue interest, fees or other amounts payable hereunder or under the other Loan Documents shall bear interest, from and including the date such Event of Default occurred until such Event of Default is waived in writing as provided herein, at a rate per annum (computed on the basis of the actual number of days elapsed over a 365 or 366-day year as applicable) equal to 15% payable as follows:

                       (A) 48% of interest accrued from time to time pursuant to this Section 1.02(d) shall be payable in cash on each Quarterly Date; and

                       (B) 52% of interest accrued from time to time pursuant to this Section 1.02(d) shall be automatically added, without any action by any Person, on each Quarterly Date to the principal amount of each Loan (and any such interest so added to the principal of a Loan shall bear interest from and after such Quarterly Date as provided hereunder as if it had been part of the Original Principal of such Loan).

                     (ii) Nothing in this Section 1.02(d) shall affect the rights of the Agent or the Lenders to exercise any rights or remedies under the Loan Documents or applicable law arising upon the occurrence of an Event of Default.

         Section 1.03. Loan Requests. Each request by the Borrower for Loans shall be made not later than 11:00 A.M. (New York time) on the eleventh Business Day prior to the proposed Borrowing Date by a written loan request in form and substance reasonably satisfactory to the Agent (each, a "Loan Request"), signed by an Authorized Officer of the Borrower and indicating (i) the aggregate amount of Original Principal of Loans to be borrowed, (ii) the Borrowing Date of such Loans, (iii) the use of proceeds thereof and (iv) the current and pro forma certifications of leverage and no Default. Each borrowing of Loans shall be in aggregate amount of Original Principal equal to (i) $35,000,000 or a whole multiple of $1,000,000 in excess thereof, for the purpose described in Section 2.01(a) in the case of the initial borrowing of Loans on the Closing Date and
(ii) $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the remaining undrawn Commitment), for any purpose described in Section
2.01 in the case of any subsequent borrowing of Loans on any Borrowing Date. The Agent shall promptly notify the Lenders of such Loan Request and the information contained therein. Such Loan Request shall be irrevocable and binding on the Borrower.

         Section 1.04. Loan Disbursements. The Loans shall be made by the Lenders pro rata as provided in Section 1.12. Not later than 2:00 P.M. (New York time) on the Business Day prior to the Borrowing Date for any Loans, each applicable Lender shall make available to the Agent the portion of the Loans to be made by it on such date, in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same in immediately available funds in the appropriate account or accounts of the Borrower and by disbursing such funds as indicated in writing in the related Loan Request on the Borrowing Date for such Loans.

         Section 1.05. Voluntary Prepayments.

                  (a) Voluntary Prepayments of Loans. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, at a prepayment price equal to the Fixed Early Payment Amount, plus accrued and unpaid interest on the principal amount being prepaid to the prepayment date, upon written notice to the Agent in form and substance reasonably satisfactory to the Agent (each, a "Prepayment Notice") at least three (3) Business Days prior thereto, provided as follows:

                     (i) any such prepayment shall apply to each Lender's Note, pro rata as provided in Section 1.12; and

                     (ii) any such prepayment shall be an aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $250,000.

Each Prepayment Notice shall specify the date fixed for such prepayment and the aggregate principal amount thereof. Upon receipt of any Prepayment Notice, the Agent shall promptly notify each affected Lender thereof.

                  (b) Application of Prepayments. Voluntary prepayments of the Loans shall be applied pro rata to the Loans. Voluntary prepayments of Loans may not be reborrowed. Notwithstanding the foregoing, during the existence of any Default, voluntary prepayments of the Loans shall be applied as determined by the Required Lenders, in their sole discretion in accordance with the terms of this Agreement.

         Section 1.06. Mandatory Prepayments Upon Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Lender shall have the right to require that the Borrower prepay such Lender's Loans in full at a prepayment price equal to the Fixed Early Payment Amount, plus accrued and unpaid interest, if any, to the date of prepayment in accordance with the terms contemplated in Section 1.06(b).

                  (b) At least twelve (12) days prior to the occurrence of any Change of Control the Borrower shall mail a notice to each Lender (the "Put Offer") stating:

                       (A) that a Change of Control will occur and that such Lender has the right to require the Borrower to prepay such Lender's Loans in full at a prepayment price in cash equal to the Fixed Early Payment Amount plus accrued and unpaid interest, if any, to the date of prepayment, and showing the calculation of the prepayment price;

                       (B) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization, each after giving effect to such Change of Control);

                       (C) the prepayment date (which shall be the date of the occurrence of such Change of Control); and

                       (D) the instructions reasonably determined by the Borrower, consistent with this Section, that a Lender must follow in order to accept the Put Offer.

                  (c) Lenders electing to have their Loans prepaid will be required to surrender their Notes, with an appropriate form duly completed, to the Borrower at the address specified in the notice on the purchase date.

                  (d) On the prepayment date, all Notes evidencing any Loans prepaid by the Borrower under this Section shall be cancelled by the Borrower and the Commitments shall terminate, and the Borrower shall pay the Fixed Early Payment Amount plus accrued and unpaid interest, if any, and all other Obligations due to the Lenders under this Agreement and the other Loan Documents to the Lenders entitled thereto.

         Section 1.07. Fees.

                  (a) The Borrower agrees to pay to the Agent, for the ratable account of each Lender, on the Agreement Effective Date, a non-refundable structuring fee in the amount of $1,350,000 in immediately available funds.

                  (b) The Borrower agrees to pay to the Agent, for the ratable account of each Lender, on the Closing Date, a non-refundable transaction fee in an amount equal to the difference between (x) $650,000 minus (y) the Extension Fee to the extent previously paid by the Borrower in immediately available funds.

                  (c) The Borrower agrees to pay to the Agent, for the ratable account of each Lender, on each Borrowing Date (including the Closing Date with respect to the initial extension of Loans), a non-refundable funding fee in an amount equal to two percent (2%) of the amount of Original Principal of Loans made by the Lenders on such Borrowing Date in immediately available funds.

         Section 1.08. Requirements of Law.

                  (a) In the event that any Regulatory Change shall:

                     (i) change the basis of taxation of any amounts payable to any Lender under this Agreement or any Notes in respect of any Loans (other than taxes imposed on the overall net income of such Lender in its jurisdiction of organization or in the jurisdiction where its lending office is located);

                     (ii) impose or modify any reserve, compulsory loan assessment, special deposit or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any office of such Lender; or

                     (iii) impose any other conditions affecting this Agreement in respect of Loans (or any of such extensions of credit, assets, deposits or liabilities);

and the result of any of the foregoing shall be to increase such Lender's costs of making or maintaining any Loans, then the Borrower shall pay on demand to such Lender, through the Agent, and from time to time as specified by such Lender, such additional amounts as such Lender shall reasonably determine are sufficient to compensate such Lender for such increased cost or reduced amount receivable.

                  (b) If at any time after the date of this Agreement any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Lending Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption or implementation of any Regulatory Change regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof (whether or not having the force of law), has or will have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of the existence of its obligations hereunder (whether with respect to the Commitments, the Loans, or any other Obligation) to a level below that which such Lender or its holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time following written notice by such Lender to the Borrower as provided in paragraph (c) of this Section, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender, through the Agent, such additional amount or amounts as such Lender shall reasonably determine will compensate such Lender or such corporation, as the case may be, for such reduction, provided that to the extent that any or all of the Borrower's liability under this Section arises following the date of the adoption of any such Regulatory Change (the "Effective Date"), such compensation shall be payable only with respect to that portion of such liability arising after notice of such Regulatory Change is given by such Lender to the Borrower (unless such notice is given within sixty (60) days after the Effective Date, in which case such compensation shall be payable in respect of all periods before and after the Effective Date).

                  (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate setting forth in reasonable detail the computation of any additional amounts payable pursuant to this Section submitted by such Lender to the Borrower shall be delivered to the Borrower and the other Lenders promptly after the initial incurrence of such additional amounts and shall be conclusive in the absence of manifest error. The covenants contained in this Section shall survive for six months following the termination of this Agreement and the payment of the outstanding Notes. No failure on the part of any Lender to demand compensation under paragraph (a) or
(b) above on any one occasion shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation thereunder.

         Section 1.09. Taxes.

                  (a) All payments made by the Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (all such taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"); provided, however, that the term "Taxes" shall not include net income taxes, franchise taxes (imposed in lieu of net income taxes) and general intangibles taxes (such as those imposed by the State of Florida) imposed on the Agent or any Lender, as the case may be, as a result of a present or former connection or nexus between the jurisdiction of the government or taxing authority imposing such tax (or any political subdivision or taxing authority thereof or therein) and the Agent or such Lender other than that arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, the Notes or any of the Security Documents. If any Taxes are required to be withheld from any amounts payable to the Agent or any Lender hereunder or under the Notes or the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes, as the case may be. Whenever any Taxes are payable by the Borrower in respect of this Agreement or the Notes, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. If, after any payment of Taxes by the Borrower under this Section, any part of any Tax paid by the Agent or any Lender is subsequently recovered by the Agent or such Lender, the Agent or such Lender shall reimburse the Borrower to the extent of the amount so recovered. A certificate of an officer of the Agent or such Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive. The Agent and the Lenders shall use reasonable efforts to notify the Borrower of their attempts, if any, to obtain abatements of any such Taxes and the receipt by the Agent or the Lenders of any funds in connection therewith. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  (b) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 1.09, a "Non-US Lender" shall deliver to the Agent and to the Borrower, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment and Acceptance pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of the Borrower or the Agent (each in the reasonable exercise of its discretion), two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms) properly completed and duly executed by such Lender, or, in the case of a Non-US Lender claiming exemption from United States federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a form W-8BEN, and, a certificate of such Lender certifying that such Lender is not (i) a "bank" for purposes of Section 881(c) of the Code, (ii) a ten-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower or (iii) a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code), properly completed and duly executed by such Lender, in each case together with any other certificate or statement of exemption required under the Code or the regulations issued thereunder, properly completed and duly executed by such Lender, to establish that such Lender is not subject to United States withholding tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

         Section 1.10. Payments Under the Notes.

                  (a) All payments and prepayments made by the Borrower of principal of, and interest on, the Notes and other sums and charges payable under this Agreement and, with respect to fees payable to the Agent and its affiliates, and any payments under Sections 1.08 and 1.09, shall be made in immediately available funds to the Agent (as specified in Section 13.03) for the accounts of the Lenders as provided in Section 1.12 and otherwise herein not later than 2:00 P.M. (New York Time), on the date on which such payment shall become due; provided, that upon written request of the Agent, the Borrower shall be required to make all payments for the accounts of the Lenders as provided in
Section 1.12 directly to such Lenders. The failure by the Borrower to make any such payment by such hour shall not constitute a Default hereunder so long as payment is received later that day, provided that any such payment made after 2:00 P.M. (New York Time), on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the Notes. The Borrower shall, at the time of making each payment under this Agreement or the Notes, specify to the Agent the Notes or amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payments in such manner as the Required Lenders may direct or, absent such direction, as it determines to be appropriate, subject to the provisions of Section 1.12).

                  (b) If any payment hereunder or under the Notes shall be due and payable on a day which is not a Business Day, such payment shall be deemed due on the next following Business Day and interest shall be payable at the applicable rate specified herein through such extension period. The Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any deposit account of the Borrower with the Agent or such Lender, as the case may be. Each payment received by the Agent under this Agreement or any Note for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender for the Note in respect to which such payment is made.

         Section 1.11. Set-Off, Etc. The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have and in addition to the debit right afforded in
Section 1.10, each Lender and each subsequent holder of any Note shall be entitled, at its option, to offset balances held by it, or by any of its respective branches or agencies, for the account of the Borrower at any of its or their offices, in Dollars or in any other currency, against any principal of or interest on the Notes held by such Lender (or subsequent noteholder) or other fees or charges owed to such Lender (or subsequent noteholder) hereunder which are not paid when due (regardless of whether such balances are then due to the Borrower and regardless of whether the Lenders are otherwise fully secured), in which case it shall promptly notify the Borrower and the Agent thereof, provided that such Lender's (or subsequent noteholder's) failure to give such notice shall not affect the validity thereof and (as security for any Indebtedness hereunder) the Borrower hereby grants to the Agent and the Lenders a continuing security interest in any and all balances, credit, deposits, accounts or moneys of the Borrower maintained with the Agent and any Lender now or hereafter. If a Lender (or subsequent noteholder) shall obtain payment of any principal, interest or other amounts payable under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or otherwise or pursuant to the debit right provided in Section 1.10, it shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Note(s) held by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata based upon the unpaid principal amounts of and interest on the Note(s) held by each of them. To such end, the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender or any other Person which purchases a participation (or direct interest) in the Note(s) held by any or all of the Lenders (each being hereinafter referred to as a "Participant") may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Participant were a direct holder of Notes in the amount of such participation, provided that the Borrower was notified of such purchase. Nothing contained herein shall be deemed to require any Participant to exercise any such right or shall affect the right of any Participant to exercise, and retain the benefits of exercising, any such right with respect to any indebtedness or obligation of the Borrower, other than the Borrower's indebtedness and obligations under this Agreement.

         Section 1.12. Pro Rata Treatment; Sharing; Payments after Default.

                  (a) Except to the extent otherwise provided in this Agreement and except as otherwise agreed by the Lenders: (i) each borrowing of Loans from the Lenders under the Commitments shall be made from the Lenders pro rata according to the amounts of their respective unutilized Commitments; (ii) each payment and prepayment of principal of any Notes shall be allocated to the Lenders holding such Notes pro rata in accordance with the unpaid principal amounts of the respective Notes held by such Lenders; (iii) each payment of interest on the Notes shall be allocated to the Lenders pro rata in accordance with the unpaid principal amounts of their respective Loans evidenced by such Notes; (iv) each payment of any other sums and charges payable for the Lenders' account under this Agreement shall be allocated to the Lenders pro rata in accordance with the respective unpaid principal amounts of the aggregate Loans made by each of them; (v) each payment under Section 1.08 or 1.09 shall be made to each Lender in the amount required to be paid to such Lender to adequately indemnify or compensate such Lender for losses suffered or costs incurred by such Lender as provided in such Section; and (vi) notwithstanding the foregoing, after and during the continuance of a Default, each payment or distribution of cash, property, securities or other value received by the Agent or any Lender, directly or indirectly, in respect of the Borrower's Indebtedness hereunder, whether pursuant to this Article I or any attachment, garnishment, execution or other proceedings for the collection thereof or pursuant to any bankruptcy, reorganization, liquidation or other similar proceeding or otherwise, after payment of collection and other expenses as provided herein and in the Security Documents, shall be apportioned among the Lenders pro rata based upon the respective aggregate unpaid principal amount of all Loans owed to each of them and their respective shares of the aggregate Commitments, which Commitments shall be permanently reduced to such pro rated amount.

                  (b) Notwithstanding the foregoing, if any Lender (a "Recovering Party") shall receive any such distribution referred to in Section
1.12 (a)(vi) above (a "Recovery") in respect thereof, such Recovering Party shall pay to the Agent for distribution to the Lenders as set forth herein their respective pro rata shares of such Recovery, based on the Lenders' pro rata shares of all Loans outstanding at such time, unless the Recovering Party is legally required to return any Recovery, in which case each party receiving a portion of such Recovery shall return to the Recovering Party its pro rata share of the sum required to be returned without interest. For purposes of this Agreement, calculations of the amount of the pro rata share of each Lender shall be rounded to the nearest whole dollar.

                  (c) The Borrower acknowledges and agrees that, if any Recovering Party shall be obligated to pay to the other Lenders a portion of any Recovery pursuant to Section 1.12(b) and shall make such recovery payment, the Borrower shall be deemed to have satisfied its obligations in respect of Indebtedness held by such Recovering Party only to the extent of the Recovery actually retained by such Recovering Party after giving effect to the pro rata payments by such Recovering Party to the other Lenders. The obligations of the Borrower in respect of Indebtedness held by each other Lender shall be deemed to have been satisfied to the extent of the amount of the Recovery distributed to each such other Lender by the Recovering Party.

         Section 1.13. Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified in writing by a Lender or the Borrower prior to the date on which such Lender or the Borrower is scheduled to make payment to the Agent of (in the case of a Lender) the proceeds of a Loan to be made by it hereunder or (in the case of the Borrower) a payment to the Agent for the account of any or all of the Lenders hereunder (such payment being herein referred to as a "Required Payment"), which notice shall be effective upon actual receipt, that it does not intend to make such Required Payment to the Agent, the Agent may (but shall not be required to) assume that the Required Payment has been made and may (but shall not be required to), in reliance upon such assumption, make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, or with respect to payment received by the Borrower, within three (3) Business Days after such receipt repay to the Agent for the Agent's own account the amount so made available together with interest thereon in cash in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the applicable rate provided under Section 1.02, with respect to interest paid by the Borrower.

         Section 1.14. Replacement of Notes. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of any Note and (a) in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Borrower (provided, however, that if the holder of such Note is the original holder of such Note or an institution with net capital, capital surplus and undivided profits or net tangible assets in excess of $50,000,000 its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of any such mutilation, upon the surrender of such Note for cancellation, the Borrower will execute and deliver, in lieu of such lost, stolen, destroyed, or mutilated Note, a new Note of like tenor.

                                   ARTICLE II

                                USE OF PROCEEDS.
                                ---------------

         Section 2.01. Use of Proceeds. The proceeds of the Loans shall be used as follows: (a) $70,000,000 of the proceeds of the Loans shall be used solely for a combination of the purposes stated in the following clauses (i) and (ii),
(i) to finance the repurchase or redemption of Indebtedness of PM&C under the Original Subordinated Notes or (ii) to make an equity Investment in either (A) the L/C Subsidiary in an amount not to exceed $60,000,000 in order to fund a portion of the L/C Cash Collateral under the L/C Facility or (B) if no proceeds of the Loans are used pursuant to clause (a)(ii)(A), PM&C in an amount not to exceed $35,000,000 in order to fund a portion of the PM&C L/C Cash Collateral under the PM&C L/C Facility; (b) the balance of the proceeds of the Loans (not to exceed $30,000,000) shall be used to finance (i) up to an additional $3,000,000 of the L/C Cash Collateral or, if no proceeds of the Loans are used pursuant to clause (a)(ii)(A), the PM&C L/C Cash Collateral, (ii) the repurchase of Indebtedness and preferred Equity Securities of the Parent and preferred and/or common Equity Securities of PCC and (iii) the payment of fees and expenses of the Borrower in connection with the transactions contemplated by the Transaction Documents, provided, not more than $10,000,000 of the proceeds of the Loans shall be used to finance the repurchase of preferred and/or common Equity Securities of PCC. In the event PM&C, the Parent or PCC repurchases or redeems Indebtedness of PM&C under the Original Subordinated Notes after the Agreement Effective Date and prior to the Closing Date with funds other than the proceeds of any Loans, the proceeds of the Loans in an aggregate amount not to exceed the amount set forth in Section 2.01(a) may also be used to reimburse PM&C, the Parent or PCC on a dollar-for-dollar basis for the actual amount of funds expended by PM&C, the Parent or PCC to repurchase or redeem the Original Subordinated Notes, and such reimbursement shall be treated as a use of proceeds permitted under Section 2.01(a) for all purposes of this Agreement. In the event the Parent repurchases Indebtedness or preferred Equity Securities of the Parent or preferred and/or common Equity Securities of PCC after the Agreement Effective Date and prior to the Closing Date with funds other than the proceeds of any Loans, the proceeds of the Loans in an aggregate amount not to exceed the amount set forth in Section 2.01(b) may also be used to reimburse the Parent on a dollar-for-dollar basis for the actual amount of funds expended by the Parent to repurchase such Indebtedness or preferred Equity Securities of the Parent or preferred and/or common Equity Securities of PCC, provided, at the time of such reimbursement, no Indebtedness under the Original Subordinated Notes is then outstanding. Notwithstanding the foregoing, until all Indebtedness of PM&C outstanding under the Original Subordinated Notes has been repurchased or repaid by PM&C in full, the proceeds of the Loans shall not be used for any other purpose described in clauses (a)(ii) or (b) above other than the payment of fees and expenses of the Borrower contemplated by the Transaction Documents as permitted by clause (b) above; provided, however, that the Original Subordinated Notes will not be deemed to be "outstanding" and will be deemed to have been "paid in full" if (i) PM&C shall have given notice of redemption of all of the Original Subordinated Notes to the Original Subordinated Note holders pursuant to the Subordinated Indenture (or shall have irrevocably instructed the trustee under the Subordinated Indenture to give such notice of redemption with a redemption date to occur no later than the earlier of thirty-one (31) days after the Closing Date and July 31, 2003), and (ii) PM&C shall have irrevocably transferred to such trustee cash in an amount equal to the aggregate outstanding amount of the Original Subordinated Notes plus all interest accrued and to accrue on the Original Subordinated Notes to the redemption date specified in the notice of redemption (which shall be no later than the earlier of thirty-one
(31) days after the Closing Date and July 31, 2003), and instructed such trustee to apply such cash to the redemption of the Original Subordinated Notes on such redemption date.

                                   ARTICLE III

                         CONDITIONS OF MAKING THE LOANS.
                         -------------------------------

         Section 3.01. Conditions to the Initial Loans. The obligations of the Lenders to make the initial Loans to the Borrower hereunder are subject to the following conditions (the date on which such conditions are satisfied or waived, which date must occur on or prior to 5:00 p.m. (New York time) on the Commitment Termination Date being herein called the "Closing Date"):

                  (a) Effectiveness of Certain Agreements. Each of this Agreement, the Notes, the Security Agreement, the Indemnity Agreement and the Warrant Agreements shall have become binding on the parties thereto on the Agreement Effective Date in accordance with Section 13.15, the Agent shall have received the certificate as to financial matters referred to in Section 13.15 and all Uniform Commercial Code Financing Statements required by the Agent or its counsel shall have been filed on or before the Agreement Effective Date.

                  (b) Representations and Warranties. The representations and warranties of the Borrower, the Parent and their respective Affiliates set forth in this Agreement and in the other Loan Documents and the Transaction Documents shall be true and correct in all material respects on and as of the date hereof and on the Closing Date, except to the extent they relate specifically to an earlier specified date or are affected by transactions or events occurring after the Agreement Effective Date and permitted hereunder, and the Borrower shall have performed all obligations which were to have been performed by it hereunder on or prior to the Closing Date.

                  (c) Transaction Documents and Organizational Documents. The Borrower shall have executed and/or delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate Persons), the following:

                      (i) Copies of the resolutions of the Board of Directors of the Borrower, the Parent and PCC authorizing the execution and delivery of the Transaction Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the Borrower, the Parent or PCC, as applicable, in form and substance reasonably satisfactory to the Agent;

                      (ii) Copies of the Organizational Documents of PM&C, the Borrower, the Parent and PCC with any amendments thereto, certified (as applicable) by the appropriate Secretary of State and by the Secretary or an Assistant Secretary of the Borrower in form and substance reasonably satisfactory to the Agent;

                      (iii) For PM&C, the Borrower, the Parent and PCC certificates of legal existence and good standing (both as to corporate law, if applicable, and, if available, tax matters) issued as of a reasonably recent date by such Person's state of organization or formation and any other state in which such Person is authorized or qualified to transact business;

                      (iv) No later than three (3) Business Days prior to the Closing Date, true and correct copies of the Organizational Documents of NRTC, the NRTC Member Agreements and other DBS Agreements for the top five (5) territories by revenue, and all third party consents and material contracts, agreements, instruments and other documents specified in Schedules 4.04 and 4.20, all certified by an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Agent;

                      (v) Such Uniform Commercial Code, Federal tax lien and judgment searches with respect to PM&C, the Borrower, the Parent and PCC and any other third parties as the Agent shall require, the results thereof to be satisfactory to the Agent;

                      (vi) Certificates of insurance evidencing the insurance coverage and policy provisions required in this Agreement; and

                      (vii) Such other supporting documents and certificates as the Agent or the Lenders may reasonably request from time to time.

                  (d) Officer's Certificates as to Compliance, Documents, Etc. The Borrower shall have provided to the Agent a compliance certificate in form and substance reasonably satisfactory to the Agent, duly executed on behalf of the Borrower by its chief executive officer, principal financial officer or chief operating officer, certifying as to satisfaction by the Borrower of the conditions to lending set forth in this Section 3.01 and in Section 3.02, if and as applicable.

                  (e) No Material Adverse Effect. As of the date hereof and as of the Closing Date, and since December 31, 2002, no event or circumstance shall have occurred which could have a Material Adverse Effect.

                  (f) Company Counsel Opinions. The Agent shall have received the favorable written opinion of Drinker Biddle & Reath LLP, counsel to the Borrower, dated as of the Closing Date, addressed to the Agent and the Lenders and reasonably satisfactory to the Agent in scope and substance.

                  (g) Legal and Other Fees. As of the date hereof and as of the Closing Date, all fees owed to the Agent, the Lenders and their respective Affiliates under this Agreement and all legal fees and expenses of counsel to the Agent incurred through such date shall have been paid in full.

                  (h) Review by Agent's Counsel. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to counsel for the Agent.

                  (i) Amendment to Credit Agreement. An amendment to the Credit Agreement to permit the transactions contemplated by this Agreement, the other Loan Documents and the Transaction Documents (including, without limitation, amendments to the Credit Agreement which permit (i) dividends and distributions by PM&C for the payment of interest, fees and expenses and all other amounts (other than principal) due from time to time under this Agreement and the other Loan Documents and interest due under the PSC 2001 Senior Notes, (ii) the transfer of all record and beneficial ownership of all of the Equity Securities of PM&C to the Borrower, (iii) a Lien on all present and future Equity Securities of PM&C owned by the Borrower in favor of the Agent, (iv) the Indebtedness under this Agreement, (v) amendments and waivers of the Loan Documents without consent of the agent or lenders under the Credit Agreement and
(vi) the restrictions contained in Section 5.02, Section 7.02 and Section 7.13) shall have become effective and binding upon the parties thereto (and all conditions thereto and requirements thereunder shall have been satisfied), an Authorized Officer of the Borrower shall have delivered to the Agent certified copies of such amendment and such amendment shall not make any other changes or modifications to the Credit Agreement which are prohibited under this Agreement and shall be in form and substance reasonably satisfactory to the Agent.

                  (j) Intercreditor Agreement. The Intercreditor Agreement shall have become effective and binding upon the parties thereto.

                  (k) PCC Letter Agreement. The PCC Letter Agreement shall have become effective and binding upon the parties thereto.

                  (l) Amendments to Indentures. An amendment to each of the PSC Exchange Indenture, the PSC 1997 Indenture, the PSC 1998 Indenture, the PSC 2001 Indenture, the Golden Sky Exchange Indentures and the PSC Subordinated Notes Indenture to permit the transfer of all record and beneficial ownership of all of the Equity Securities of PM&C by the Parent to the Borrower without any requirement that the Borrower become an obligor or guarantor of any Indebtedness under such Indentures shall have become effective and binding upon the parties thereto and the noteholders under each such Indenture, an Authorized Officer of the Borrower shall have delivered to the Agent certified copies of such amendments and each such amendment shall be in form and substance reasonably satisfactory to the Agent.

                  (m) Transfer of PM&C Equity Securities. (i) The Parent shall have contributed all of the Equity Securities of PM&C to the Borrower as a capital contribution pursuant to documentation in form and substance reasonably satisfactory to the Agent, free and clear of any Liens other than Liens permitted under Section 7.02(j), (ii) the Borrower shall have delivered to the Agent a certificate of an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Agent certifying that all of the Equity Securities of PM&C have been duly registered in the name of the Borrower and pledged to the Agent pursuant to the Security Agreement, (iii) the agent under the Credit Agreement shall have delivered to the Agent a certificate in form and substance reasonably satisfactory to the Agent that the agent under the Credit Agreement has possession of the certificates evidencing all of the Equity Securities of PM&C owned by the Borrower, together with stock powers executed in blank by the Borrower and is holding such certificates as bailee for the Agent and the Lenders pursuant to the Intercreditor Agreement, (iv) PM&C shall have delivered to the Agent a certificate of an Authorized Officer of PM&C in form and substance reasonably satisfactory to the Agent certifying that all of the Equity Securities of PM&C have been duly transferred to the Borrower, the Agent has a valid and enforceable second-priority Lien on all of the Equity Interests of PM&C and that PM&C shall make all cash dividends and distributions in respect of the Equity Securities of PM&C only to the Borrower Collateral Account and (v) the documentation evidencing (x) the Borrower's assumption of the Guaranty of the Indebtedness of PM&C under the Credit Agreement permitted under Section 7.01(e) and (y) the pledge of all of the Equity Securities of PM&C owned by the Borrower to the agent under the Credit Agreement permitted under Section 7.02(j) shall have become effective and binding on the parties thereto and shall be in form and substance reasonably satisfactory to the Agent.

                  (n) Organizational Documents of Borrower and PM&C. The Agent shall have received reasonably satisfactory evidence that the Organizational Documents of each of the Borrower and PM&C prohibit the Borrower and PM&C from
(i) directly or indirectly, defeasing, or making or committing to make any principal prepayment of, or issuing any Indebtedness in exchange for, or otherwise repurchasing, any Indebtedness of any Affiliate (other than, in the case of the PM&C Organizational Documents, Indebtedness of any Subsidiary of PM&C) and (ii) making any Restricted Payments under clauses (d), (g), (h), (i),
(j) or (k) of Section 5.02 during the existence of a Default.

                  (o) Collateral Account Control Agreement. The Collateral Account Control Agreement shall have become effective and binding upon the parties thereto, and the Agent shall have received satisfactory evidence that the Borrower Collateral Account shall have been established by the Borrower.

         Section 3.02. All Loans. The obligations of the Lenders to make any Loans (including the initial Loans made on the Closing Date) are, in each case, subject to the following conditions:

                   (a) (i) All warranties and representations set forth in this Agreement shall be true and correct in all material respects as of the applicable Borrowing Date, except to the extent they relate specifically to an earlier specified date or are affected by transactions or events occurring after the Agreement Effective Date and permitted hereunder;

                      (ii) No Default shall have occurred and be continuing;

                      (iii) No default or event of default under the Credit Agreement or any Permitted Indebtedness shall have occurred and be continuing; and

                      (iv) After giving effect to such Loans and since December 31, 2002, no event shall have occurred and no circumstance shall exist that has had, or could reasonably be expected to have, a Material Adverse Effect.

Each telephonic or written request for Loans shall constitute a representation to such effect as of the date of such request and as of the date of such borrowing.

                  (b) After giving effect to such Loans, no Default shall have occurred and be continuing.

                  (c) After giving effect to such Loans, no default or event of default under the Credit Agreement or any Permitted Indebtedness shall have occurred and be continuing;

                  (d) The proceeds of the Loans shall be used solely for the purposes described in Section 2.01.

                  (e) With respect to the initial Loans made on the Closing Date, the Agent shall have received a properly completed Loan Request requesting an aggregate amount of Original Principal of Loans on the Closing Date of not less than $35,000,000 for the purpose described in Section 2.01(a), and, if requested by the Agent, all such certified financial calculations as the Agent shall reasonably require to substantiate the current and pro forma certifications of leverage and no Default referred to in such Loan Request.

                  (f) With respect to each Loan made on any Borrowing Date occurring after the Closing Date, the Agent shall have received a properly completed Loan Request requesting an aggregate amount of Original Principal of Loans on such Borrowing Date of not less than $10,000,000 (or, if less, the remaining undrawn Commitment) for any purpose described in Section 2.01, and, if requested by the Agent, all such certified financial calculations as the Agent shall reasonably require to substantiate the current and pro forma certifications of leverage and no Default referred to in such Loan Request.

                  (g) As of each Borrowing Date, all fees owed to the Agent, the Lenders and their respective Affiliates under this Agreement and all legal fees and expenses of counsel to the Agent incurred through such Borrowing Date shall have been paid in full.

         Section 3.03. Lender Approvals. For purposes of determining compliance with the conditions precedent referred to in Sections 3.01 and 3.02 in respect of the first Loans hereunder, on the date of the first Loans hereunder, each of the Lenders shall be deemed to have consented to, approved or accepted or be satisfied with each document or other matter which is the subject of such Lender's consideration under any of the provisions of such Sections, unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the first Loans hereunder specifying its objection thereto and such Lender shall have failed to make available to the Agent such Lender's ratable share of the first Loans.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES.
                         -------------------------------

         The Borrower represents and warrants to the Agent and the Lenders (which representations and warranties shall give effect to the consummation of all of the transactions referred to in Section 3.01 and shall survive the delivery of the Notes and the making of the Loans) that:

         Section 4.01. Reports; Financial Statements.

                  (a) Since January 1, 2001 each of PCC, the Parent and PM&C have duly filed all forms, reports, schedules, proxy statements and documents required to be filed by it with the SEC. True and correct copies of all filings made by PCC, the Parent or PM&C with the SEC since such date and prior to the date hereof (the "SEC Reports"), whether or not required by law and including any registration statement filed by PCC, the Parent or PM&C under the Securities Act, have been either made available or are publicly available to the Agent. As of their respective dates, the SEC Reports (other than preliminary material) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to such SEC Reports and none of the SEC Reports, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No other Person included in the Companies is subject to periodic reporting requirements of the Exchange Act or is otherwise required to file documents with the SEC or comparable Governmental Entity or any national securities exchange or quotation service.

                  (b) The audited consolidated financial statements of each of PCC, the Parent and PM&C for the year ended December 31, 2002, and the audited and unaudited consolidated financial statements of PCC, the Parent and PM&C included (or incorporated by reference) in the SEC Reports (the "Financial Statements") comply when filed as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect thereto and were prepared in accordance with GAAP (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of PCC and its Subsidiaries, the Parent and its Subsidiaries or PM&C and its Subsidiaries, as the case may be, as of their respective dates, and the consolidated income, stockholders equity, results of operations and changes in consolidated financial position or cash flows for the periods presented therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments. The books and records of each of PCC, the Parent and PM&C and each of their respective Subsidiaries accurately reflect in all material respects, the transactions and accounts of such Persons.

                  (c) The Borrower has heretofore furnished to the Lenders the December 31, 2002 Consolidated balance sheet of the Companies showing their pro forma financial condition after the consummation of any and all transactions contemplated to have occurred as of the Closing Date, based upon the pro forma application of proceeds of the Loans and other assumptions specified therein as if they occurred on such date, attached as Schedule 4.01 (the "Opening Balance Sheet").

                  (d) The Financial Statements have been prepared in accordance with GAAP. Since December 31, 2002, there has been no material adverse change in the assets, properties, business or condition (financial or otherwise) of PCC or any of the Companies and, other than distributions permitted under the Credit Agreement as in effect on the date hereof, no dividends or distributions have been declared or paid by PCC or any of the Companies. Neither PCC nor any of the Companies has any contingent obligations, liabilities for taxes or unusual forward or long-term commitments except as specified in such Financial Statements. The Opening Balance Sheet fairly represents the pro forma financial condition of the Companies as of its date. All financial projections submitted to the Lenders by the Borrower (including all projections set forth in the Budget) are believed by the Borrower to be reasonable in light of all information presently known by the Borrower. As of the date of this Agreement, PCC has no Indebtedness other than its Series D and Series E preferred stock.

         Section 4.02. Organization, Qualification, Etc. Each of PCC and the Companies (a) is a corporation, limited partnership or limited liability company, duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation, all as specified in Schedule 4.02, (b) has the power and authority to own its properties and to carry on its business as now being conducted and as presently contemplated, and (c) is duly qualified to transact business in the jurisdictions specified in such Schedule
4.02 and in each other jurisdiction where the nature of its activities requires such qualification. As of the date of this Agreement none of the Companies or PCC has any Subsidiaries, except as described in Schedule 4.20.

         Section 4.03. Authorization; Compliance; Etc. The execution and delivery of, and performance by the Borrower, the Parent and PCC of their respective obligations under, this Agreement, the Notes, the Security Documents, the Loan Documents, the Warrant Agreements and the other agreements, certificates (including certificates as to financial matters) and instruments relating thereto (all of the foregoing being hereinafter referred to collectively as the "Transaction Documents") are within their respective corporate power, have been duly authorized by all requisite corporate action and (subject to obtaining the consents specified in Schedule 4.04) will not violate any provision of law (including without limitation the Communications Act of 1934, as amended, and all other rules, regulations, administrative orders and policies of the FCC, the FAA, the Copyright Office and the rules and regulations of NASDAQ), any order, judgment or decree of any court or other agency of government, the Organizational Documents of PCC or any Company or any indenture, agreement or other instrument to which any Company or PCC is a party, or by which any Company or PCC is bound (including without limitation the PSC Exchange Indenture, the PSC Exchange Notes, the PSC 1997 Indenture, the PSC 1997 Senior Notes, the PSC 1998 Indenture, the PSC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, the Subordinated Debt Documents, the PSC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes and any DBS Agreement), or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be permitted under this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Company or PCC pursuant to, any such indenture, agreement or instrument. Each of the Transaction Documents constitutes the valid and binding obligation of each of the Borrower, the Parent and PCC party thereto, enforceable against such party in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

         Section 4.04. Governmental and Other Consents, Etc.

                  (a) Except for filings and recordings required under the Security Documents and except as set forth in Schedule 4.04, none of the Companies or PCC is required to obtain any consent, approval or authorization from, to file any declaration or statement with or to give any notice to, any Governmental Authority (including without limitation, any Specified Authority), the NRTC, DirecTV, any Seller or any other Person (including, without limitation, any notices required under the applicable bulk sales law) in connection with or as a condition to the execution, delivery or performance of any of the Transaction Documents. Except as set forth in such Schedule 4.04, all consents, approvals and authorizations described in such Schedule have been duly granted and are in full force and effect on the date hereof and all filings described in such Schedule have been properly and timely made.

                  (b) Notwithstanding the foregoing, (i) from time to time, the Operating Companies may be required to obtain certain authorizations of or to make certain filings with the FCC which are required in the ordinary course of business, (ii) copies of certain documents, including without limitation certain Transaction Documents, may be required to be filed with the FCC pursuant to 47 CFR ss.73.3613, (iii) the FCC must be notified of the consummation of any assignments or transfers of control of FCC authorizations for any television broadcast stations and ownership reports are required to be filed with the FCC after such consummation pursuant to 47 CFR ss.73.3615, and (iv) prior to the exercise of certain rights or remedies under the Loan Documents by the Agent or the Lenders, FCC consents and notifications and the consent of the NRTC and DirecTV with respect to such exercise may be required to be timely obtained or made.

         Section 4.05. Litigation. Except as specified in Schedule 4.05, there is no action, suit or proceeding at law or in equity or by or before any Governmental Authority (including without limitation any Specified Authority) now pending or, to the knowledge of the Borrower, threatened (nor is any basis therefor known to the Borrower), (a) which questions the validity of any of the Transaction Documents, or any action taken or to be taken pursuant hereto or thereto, in a manner or to an extent which could reasonably be expected to have a Material Adverse Effect, or (b) against or affecting any Company or PCC which, if adversely determined, either in any case or in the aggregate, would have a Material Adverse Effect.

         Section 4.06. Compliance with Laws and Agreements. Except as disclosed in this Agreement, none of the Companies or PCC is a party to any agreement or instrument or subject to any corporate, partnership or other restriction which could have a Material Adverse Effect. None of the Companies or PCC is in violation of any provision of its Organizational Documents or of any material indenture, agreement or instrument to which it is a party or by which it is bound (including without limitation the PSC Exchange Indenture, the PSC Exchange Notes, the PSC 1997 Indenture, the PSC 1997 Senior Notes, the PSC 1998 Indenture, the PSC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, the Subordinated Debt Documents, the PSC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes and any DBS Agreement) or, to the best of the Borrower's knowledge and belief, of any provision of law (including without limitation the Communications Act of 1934, as amended, and all other rules, regulations, administrative orders and policies of the FCC, the FAA and the Copyright Office), the violation of which could have a Material Adverse Effect, or any order, judgment or decree of any court or other Governmental Authority (including without limitation any Specified Authority). Without limiting the generality of the foregoing, all of the Obligations (a) are permitted under, and do not and will not violate, the PSC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes, the PSC Exchange Indenture, the PSC Exchange Notes, the PSC 1997 Indenture, the PSC 1997 Senior Notes, the PSC 1998 Indenture, the PSC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes and the Subordinated Debt Documents; and (b) constitute a "Bank Facility" and "Eligible Indebtedness" with respect to obligations of the Borrower under the PSC Exchange Indenture, the PSC 1997 Indenture, the PSC 1988 Indenture, the PSC 2001 Indenture and the Golden Sky

Exchange Indentures. Each of the Companies and PCC has devised and maintains systems of internal accounting controls sufficient to provide reasonable assurances, that (i) all material transactions are executed in accordance with management's general or specific authorization, (ii) all material transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP consistently applied or any other criteria applicable to such statements, (iii) access to the property and assets of any of the Companies or PCC, as the case may be, is permitted only in accordance with management's general or specific authorization and (iv) the recorded amounts for items is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences.

         Section 4.07. Licenses. Each FCC License is held by a License Company, except FCC Licenses for Stations operated by the Operating Companies under LMAs. The Operating Companies hold all Licenses (except for Stations operated under
LMAs) and all copyrights, licenses, trademarks, service marks, trade names and other contract rights, including agreements with public utilities, use, access or rental agreements, utility easements, network affiliation agreements, film rental agreements and talent employment agreements that are necessary for the operation of the Stations, free and clear of any Liens other than Permitted Liens, except to the extent the absence thereof could not reasonably be expected to have a Material Adverse Effect. Each of such Licenses, copyrights, licenses, patents, trademarks, service marks, trade names and other rights and agreements is in full force and effect and no material default by any Operating Company has occurred and is continuing thereunder. As of the date hereof, except as limited by the provisions of the Communications Act of 1934, as amended, and the FCC's rules and regulations and as otherwise specified on the face of any FCC License, none of the FCC Licenses is subject to any restriction or condition that would limit in any material respect the operation of the business as it is now conducted. Except as specified in Schedule 4.07, (a) there is not, as of the date hereof, pending or to, the knowledge of the Borrower threatened any action by or before the FCC to revoke, cancel, rescind or modify (including a reduction in coverage area) any of the FCC Licenses (other than proceedings to amend FCC rules of general applicability) or refuse to renew the FCC Licenses, and (b) there is not now issued or outstanding, pending or, to the knowledge of the Borrower threatened by or before the FCC, any order to show cause, notice of violation, notice of apparent liability, or notice of forfeiture or complaint against any of the Operating Companies with respect to any of the FCC Licenses. Except as specified in Schedule 4.07, none of the FCC Licenses is the subject of a pending license renewal application and the Borrower has no reason to believe that any of the FCC Licenses will be revoked or will not be renewed in the ordinary course.

         Section 4.08. The Stations.

                  (a) Each of the Operating Companies and the Stations is in compliance with all applicable federal, state and local laws, rules and regulations, including without limitation, the Telecommunications Act of 1996, the Communications Act of 1934, as amended, and the rules and policies of the FCC and all rules and laws governing equal employment opportunity, except to the extent that the failure to so comply could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing (except to the extent that the failure to comply with any of the following could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect):

                      (i) the Operating Companies have filed all material reports and other submissions required to be filed with the FCC by the Operating Companies or any of them with respect to the Stations and their operations;

                      (ii) the operation of the Stations is in compliance in all material respects with ANSI Standards C95.1-1982 to the extent required under applicable rules and regulations;

                      (iii) all of the existing towers used in the operation of the Stations are obstruction-marked and lighted to the extent required by, and in accordance with, the rules and regulations of the FAA and appropriate notification to the FAA has been filed for each such tower where required by the rules and policies of the FCC;

                      (iv) the Stations are in compliance with Part V of Title VI of the Communications Act of 1934, as amended, as well as any and all rules and policies adopted by the FCC to implement said Part V;

                      (v) the Stations are being operated in compliance with the applicable Licenses; and

                      (vi) the Stations are in compliance with the provisions of the Communications Decency Act of 1996 in effect, as well as any and all FCC rules and policies in effect to implement such Act.

                  (b) No FCC proceedings against any of the Operating Companies in respect of EEO violations are pending or, to the Borrower's best knowledge, threatened.

                  (c) The assets of the Stations are adequate and sufficient for all of the current operations of the Stations as contemplated as of the date hereof.

         Section 4.09. DBS Rights. The DBS Subsidiaries possess all DBS Agreements, all exclusive DBS Rights and all copyrights, licenses, trademarks, service marks, trade names and other contract rights necessary for the operation of the Operating Companies' DBS businesses, including the distribution of DBS services, free and clear of any Liens other than Permitted Liens, except to the extent the absence of such rights could not reasonably be expected to have a Material Adverse Effect. Each of such DBS Agreements, copyrights, licenses, trademarks, service marks, trade names and other contract rights is in full force and effect and no material default has occurred and is continuing thereunder.

         Section 4.10. Title to Properties; Condition of Properties.

                  (a) The Companies and PCC have good title to all of their properties and assets free and clear of all Liens (other than FCC restrictions on the transfer of equity interests or FCC Licenses) of any kind, except Permitted Liens.

                  (b) Each of the Companies and PCC enjoys quiet possession under all leases (including without limitation the tower and transmitter sites used in the operation of the Stations) to which it is a party as lessee, and all of such leases are valid, subsisting and in full force and effect. None of such leases contains any provision restricting the incurrence of indebtedness by the lessee and the same constitutes the only leases necessary in connection with the conduct by the Companies and PCC of their businesses as presently conducted.

         Section 4.11. Interests in Other Businesses. Except as reflected in
Schedule 4.11 hereto, none of PCC or the Companies holds or owns any of the issued and outstanding capital stock, partnership interests, membership interests or similar equity interests, or any rights to acquire the same, of any corporation, partnership, limited liability company, firm or entity other than as specified or permitted in this Agreement.

         Section 4.12. Solvency.

                  (a) The aggregate amount of the full saleable value of the assets and properties of each Company and PCC exceeds the amount that will be required to be paid on or in respect of such Company's or PCC's existing debts and other liabilities (including contingent liabilities) as they mature.

                  (b) No Company's or PCC's assets and properties constitute unreasonably small capital for such Company or PCC to carry out its business as now conducted and as proposed to be conducted, including such Company's or PCC's capital needs, taking into account the particular capital requirements of such Company's or PCC's business and the projected capital requirements and capital availability thereof.

                  (c) The Companies and PCC do not intend to, nor will the Companies or PCC, incur debts beyond their ability to pay such debts as they mature, taking into account the timing and amounts of cash reasonably anticipated to be received by each Company or PCC and the amounts of cash reasonably anticipated to be payable on or in respect of each Company's or PCC's obligations. The Companies' and PCC's aggregate cash flow, after taking into account all anticipated sources and uses of cash, will at all times be sufficient to pay all such amounts on or in respect of their indebtedness when such amounts are required to be paid.

                  (d) The Borrower believes that no reasonably anticipated final judgment in a pending action or, to its knowledge, any threatened actions for money damages will be rendered at a time when, or in an amount such that, any Company or PCC will be unable to satisfy such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount thereof and the earliest reasonable time at which such judgments might be rendered). The cash available to each Company and PCC, after taking into account all other anticipated uses of cash (including the payment of all such Company's and PCC's indebtedness) is anticipated to be sufficient to pay any such judgments promptly in accordance with their terms.

                  (e) No Company or PCC is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against any Company or PCC.

         Section 4.13. Full Disclosure; Absence of Certain Changes. No statement of fact made by or on behalf of any Person other than the Lenders in this Agreement, the Security Documents, the Transaction Documents or in any certificate or schedule furnished to the Lenders pursuant hereto or thereto contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading. There is no fact presently known to the Borrower which has not been disclosed to the Lenders in writing which has had or, as far as the Borrower can reasonably foresee, could have a Material Adverse Effect, other than facts and circumstances generally known within the broadcast television and DBS industries. Except (i) for liabilities incurred in connection with this Agreement or the transactions contemplated hereby, (ii) as disclosed by the SEC Reports or (iii) as set forth in Schedule 4.01, 4.02, 4.04, 4.05, 4.11, 4.13, 4.16, 4.17 or 4.20 to this Agreement, since December 31, 2002 (A) none of the Companies or PCC have suffered any change, condition, event or development that has had, or could reasonably be expected to have, a Material Adverse Effect, (B) each of the Companies and PCC have conducted in all material respects their respective businesses only in the ordinary course consistent with past practice, except for the negotiation and execution and delivery of this Agreement and (C) no Consolidated Company has (i) incurred any Indebtedness or Guarantee, (ii) granted any Lien to any Person, (iii) made any Restricted Payment or Investment or (iv) entered into any transaction (including any merger or consolidation) with any Person, except, in each case, as would be permitted under this Agreement.

         Section 4.14. Margin Stock. As of the Agreement Effective Date, except for (i) common stock of SpectraSite, Inc. owned by the Operating Companies on the Agreement Effective Date and (ii) common stock of PCC owned by the Parent on the Agreement Effective Date, the Companies and PCC do not own any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "Margin Stock"). The Borrower does not own or have any present intention of acquiring any Margin Stock.

         Section 4.15. Tax Returns. Each of the Companies and PCC has filed all federal, state and local tax and information returns required to be filed, and has paid or made adequate provision for the payment of all material federal, state and local taxes, franchise fees, charges and assessments shown thereon.

         Section 4.16. Pension Plans, Etc.

                  (a) Except as described in Schedule 4.16, neither the Borrower nor any member of the Controlled Group has any pension, profit sharing or other similar plan providing for a program of deferred compensation to any employee.

                  (b) Neither the Borrower nor any member of the Controlled Group has any material liability (i) under Section 412 of the Code for failure to satisfy the minimum funding requirements for pension plans, (ii) as the result of the termination of a defined benefit plan under Title IV of ERISA,
(iii) under Section 4201 of ERISA for withdrawal or partial withdrawal from a multiemployer plan, or (iv) for participation in a prohibited transaction with an employee benefit plan as described in Section 406 of ERISA and Section 4975 of the Code.

         Section 4.17. Material Agreements. Except as disclosed on Schedule 4.17, all agreements, if any, among the equityholders of PCC, and the Companies and all material, acquisition, construction, engineering, management, consulting, film rental, time brokerage, local marketing network affiliation, employment and other agreements, if any, which are reasonably necessary for the operation of the business of PCC and the Companies, including without limitation the acquisition, construction, extension and/or operation of the Stations, the distribution of DBS services and all such agreements filed as an exhibit or otherwise described or disclosed in any SEC Report, are in full force and effect and no material default by any party thereto has occurred and is continuing thereunder.

         Section 4.18. [Intentionally omitted.]

         Section 4.19. Brokers, Etc. None of the Companies or PCC has dealt with any broker, finder, commission agent or other similar Person in connection with the Loans or the transactions contemplated by this Agreement or is under any obligation to pay any broker's fee, finder's fee or commission in connection with such transactions.

         Section 4.20. Capitalization. Attached as Schedule 4.20 is a description of the ownership relationships among the Companies and PCC, showing, as to the Companies and PCC, accurate ownership percentages of the equityholders of record and accompanied by a statement of authorized and issued Equity Securities for each such entity as of the date hereof. Such Schedule 4.20 also states, as of the date hereof (a) which Equity Securities, if any, carry preemptive rights; (b) to the best of the Borrower's knowledge whether there are any outstanding subscriptions, warrants or options to purchase any Equity Securities; (c) whether any Company or PCC is obligated to redeem or repurchase any of its Equity Securities, and the details of any such committed redemption or repurchase; and (d) any other agreement, arrangement or plan to which any Company or PCC is a party or participant or of which any Company or PCC has knowledge which will directly or indirectly affect the capital structure of the Companies or PCC. All such Equity Securities of the Companies and PCC are validly issued and fully paid and non-assessable, and owned as set forth on such
Schedule 4.20. All such Equity Securities of the Companies and PCC are owned, legally and beneficially, free of any Lien, except for Permitted Liens and restrictions on transfer imposed by applicable securities laws indicated on the certificates evidencing such shares or as may be imposed by the FCC or local franchising authorities.

         Section 4.21. Environmental Compliance. Except for matters that, individually and in the aggregate, would not reasonably be expected to have a Material Adverse Effect:

                  (a) To the best of the Borrower's knowledge, all real property leased, owned, controlled or operated by the Companies or PCC (the "Properties") and the existing and, to the best of the Borrower's knowledge, prior uses and activities thereon, including, but not limited to, the use, maintenance and operation of each of the Properties and all activities in conduct of business related thereto comply and have at all times complied in all material respects with all Environmental Laws.

                  (b) None of the Companies or PCC and, to the best of the Borrower's knowledge, no previous owner, tenant, occupant or user of any of the Properties or any other Person, has engaged in or permitted any operations or activities upon any of the Properties for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of a material amount of any Hazardous Materials the removal of which is required by, or the maintenance of which constitutes a violation of, Environmental Laws.

                  (c) To the best of the Borrower's knowledge, no Hazardous Material has been or is currently located in, on, under or about any of the Properties in a manner which materially violates any Environmental Law or which requires cleanup or corrective action of any kind under any Environmental Law.

                  (d) No notice of violation, lien, complaint, suit, order or other notice or communication concerning any alleged violation of any Environmental Law in, on, under or about any of the Properties has been received by any Company or PCC or, to the best of the Borrower's knowledge, any prior owner or occupant of any of the Properties which has not been fully satisfied and complied with in a timely fashion so as to bring such Property into full compliance with all Environmental Laws.

                  (e) The Companies and PCC have all permits and licenses required under any Environmental Law to be issued to them by any Governmental Authority on account of any or all of its activities on any of the Properties, except to the extent that the absence of any such permit or license has had, or could have, a Material Adverse Effect, and are in material compliance with the terms and conditions of such permits and licenses. To the best of the Borrower's knowledge, no change in the facts or circumstances reported or assumed in the application for or granting of such permits or licenses exist, and such permits and licenses are in full force and effect.

                  (f) No portion of any of the Properties has been listed, designated or identified in the National Priorities List (NPL) or the CERCLA information system (CERCLIS), both as published by the United States Environmental Protection Agency, or any similar list of sites published by any Federal, state or local authority proposed for or requiring cleanup, or remedial or corrective action under any Environmental Law.

         Section 4.22. Investment Company Act. None of the Companies or PCC is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 4.23. Labor Matters. No Company or PCC is experiencing any strike, labor dispute, slow down or work stoppage due to labor disagreements which has had, or could reasonably be expected to have, a Material Adverse Effect; there is no such strike, dispute, slow down or work stoppage threatened against any Company or PCC, to the best of the Borrower's knowledge, none of the Companies or PCC is subject to any collective bargaining or similar arrangements.

         Section 4.24. Delaware Code Provisions. None of the Organizational Documents of the Companies or PCC contains any provision similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware Code.

                                    ARTICLE V

                              FINANCIAL COVENANTS.
                              --------------------

         The Borrower covenants and agrees that, from and after the Agreement Effective Date, so long as any Lender has any obligation (whether or not subject to any conditions) to extend credit to the Borrower hereunder, and for so long thereafter as there remains outstanding any portion of any Obligation, whether now existing or arising hereafter:

         Section 5.01. Leverage.

                  (a) PSC Leverage. At all times, the Parent will maintain a PSC Leverage Ratio which is less than 7.00:1.00.

                  (b) Borrower Leverage. At all times, during each period indicated below, the Consolidated Companies will maintain a ratio of Total Funded Debt to Annualized EBITDA (the "Borrower Leverage Ratio") of not more than the following:

                          Period                               Maximum Ratio
                          ------                               -------------

The Agreement Effective Date through and including              2.50:1.00
June 30, 2005
Thereafter                                                      3.00:1.00

For purposes of this covenant, Annualized EBITDA shall be determined on a pro forma basis after giving effect to all Acquisitions and Dispositions made by the Operating Companies at any time during the applicable fiscal periods, in each case as if such Acquisitions and Dispositions had occurred at the beginning of such fiscal period and calculated in a manner reasonably satisfactory to the Agent.

         Section 5.02. Restricted Payments. The Consolidated Companies will not directly or indirectly declare, order, pay or make any Restricted Payment or set aside any sum or property therefor except as follows:

                  (a) The Consolidated Companies may pay monthly Management Fees to the Manager; provided that such payments shall not exceed, during any period of twelve (12) consecutive months, the lesser of (i) the actual cost of providing management and administrative support services to the Consolidated Companies (other than the Special Purpose Subsidiary) for such period and (ii) 120% of Management Fees paid to the Manager for the 12 month period immediately preceding such period.

                  (b) The Subsidiaries of PM&C may (A) pay dividends and make distributions to PM&C or other Subsidiaries of PM&C holding equity interests in the payor, (B) repay indebtedness owed to PM&C or to Subsidiaries of PM&C and
(C) make intercompany loans to one another subject to the limitations set forth in Section 7.05.

                  (c) PM&C may make intercompany loans to, and may repay intercompany loans made to it by, Subsidiaries of PM&C.

                  (d) PM&C may (A) make regularly scheduled payments (but not prepayments) of interest under the Original Subordinated Notes and (B) repurchase or redeem the Original Subordinated Notes in full or in part as provided in Section 2.01 with the proceeds of Loans permitted under Section 3.02 or with the proceeds of loans made under the Credit Agreement (to the extent such use is permitted thereunder), provided that no Default shall exist as of the date of any such payment or repurchase or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05).

                  (e) PM&C may pay dividends or distributions to the Borrower from time to time solely for the purpose of making payments of principal, interest, fees or other Obligations in respect of the Notes and the other Obligations under this Agreement and the other Loan Documents.

                  (f) PM&C may make Tax Sharing Payments to the Borrower provided that the same shall reflect adjustments for all credits and deductions enjoyed by the Borrower.

                  (g) PM&C may pay dividends or distributions to the Borrower (and, prior to the Closing Date, directly to the Parent) to permit the Borrower to make further dividends and distributions to the Parent permitted to be made by the Borrower under this Section 5.02, provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05).

                  (h) Borrower may pay dividends or distributions to the Parent solely for the purpose of financing regularly scheduled payments of interest (but not prepayments) due and payable within 30 days of the date of such dividend or distribution under the PSC 1997 Senior Notes, the PSC 1998 Senior Note, the PSC 2001 Senior Notes, the PSC Exchange Notes, the Golden Sky Exchange Notes and any other Indebtedness of the Parent permitted under Section 7.01, provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05).

                  (i) Borrower may pay dividends or distributions to the Parent from time to time solely for the purpose of (A) funding out-of-pocket legal fees and expenses incurred in connection with (1) the litigation encaptioned Pegasus Development Corporation et al. v. DirecTv Inc. et al., pending in the United States District Court for the District of Delaware (the "Patent Litigation") and
(2) the litigations involving the NRTC or DirecTV as named parties that are reasonably related to the enforcement or interpretation of the Operating Companies' DBS Rights, including the consolidated cases encaptioned Pegasus Satellite Television Inc. et. al. v. DirecTV Inc., et al. pending in the United States District Court for the Central District of California (the "DBS Rights Litigation," and, collectively with the Patent Litigation, the "Litigation") and any appeals in the Litigation, in an aggregate amount in any fiscal year not to exceed the lesser of (x) the actual out-of-pocket legal fees and expenses incurred by the Companies, PCC or any of its Subsidiaries other than the Companies in connection with the Litigation in such fiscal year and (y) $22,000,000 and (B) funding non-recurring transition costs relating to efficiency initiatives intended to reduce operating costs and improve financial performance of any Company or PCC in an aggregate amount during the term of this Agreement not to exceed $13,000,000; provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05); provided, further that (I) the Net DBS Rights Litigation Proceeds of any judgment or settlement of the DBS Rights Litigation shall first be used to reimburse the Operating Companies for all such out-of-pocket legal costs and expenses funded under this clause (I) and thereafter (A) the lesser of fifty percent (50%) or $50,000,000 of such Net DBS Rights Litigation Proceeds shall be applied by the Operating Companies to permanently retire principal of, or permanently reduce any commitments in respect of, Indebtedness of the Borrower or PM&C (other than the Original Subordinated Notes) and (B) the remaining Net DBS Rights Litigation Proceeds shall be used by the Operating Companies for

Permitted Acquisitions or the acquisition, within 180 days of the receipt of such Net DBS Rights Litigation Proceeds (or, if one or more definitive agreements with respect to Permitted Acquisitions are entered into within such 180 day period, within 360 days following the receipt of such Net DBS Rights Litigation Proceeds), of tangible assets or the payment of other capitalized costs used or useful in the DBS Business or broadcast business of any Operating Company and (II) the proceeds of any judgment or settlement of the Patent Litigation shall be used to reimburse the Operating Companies for all such out-of-pocket legal costs and expenses incurred by the Operating Companies in connection with the Patent Litigation funded under this clause (II).

                  (j) Borrower may pay dividends or distributions to the Parent from time to time solely for the purpose of funding (or reimbursing the Parent for funding) the repurchase of Indebtedness and Equity Securities of the Parent or PCC solely with the proceeds of the Loans to the extent permitted by Section 2.01, provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05).

                  (k) In addition to the foregoing, the Borrower may pay further dividends or distributions to the Parent from time to time, provided that (i) no Default shall exist as of the date of the proposed payment or after giving effect thereto (calculated both as of such date and on a pro forma basis as of the end of and for the fiscal period(s) most recently ended prior thereto for which financial statements are required to be provided under Section 6.05) and
(ii) the aggregate amount of all such dividends or distributions paid by Borrower (or, after the Agreement Effective Date but prior to the Closing Date, PM&C) to the Parent from and after the Agreement Effective Date minus the aggregate amount of all cash equity contributions made by the Parent to the Borrower (or, after the Agreement Effective Date but prior to the Closing Date, PM&C) which the Borrower contributes to PM&C from and after the Agreement Effective Date shall not exceed an amount equal to the sum of (x) $50,000,000 plus (y) an amount equal to $15,000,000 for each anniversary of the Closing Date to occur on or after the second anniversary of the Closing Date; provided, further, that the aggregate amount of all such dividends and distributions paid from and after the Agreement Effective Date pursuant to this subsection (k) for the purpose of (x) purchasing, redeeming or making principal or any other payments to or on account of any Indebtedness or Equity Securities of the Parent or PCC or (y) making accrued or current dividend payments on any Equity Securities of the Parent or PCC shall not exceed $50,000,000 in the aggregate.

                  (l) The L/C Subsidiary may pay dividends and make distributions to the Borrower to be held in the L/C Collateral Account and disbursed in accordance with Section 6.12.

                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS.
                             ----------------------

         The Borrower hereby covenants and agrees to and with each of the Lenders that, from and after the Agreement Effective Date, so long as any Lender has any obligation (whether or not subject to any conditions) to extend credit to the Borrower hereunder, and for so long thereafter as there remains outstanding any portion of any Obligation, whether now existing or hereafter arising, each of the Companies shall:

         Section 6.01. Preservation of Assets; Compliance with Laws, Etc.

                  (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate, partnership or limited liability company existence, as the case may be, all material rights, licenses, permits and franchises (including all material FCC Licenses and DBS Agreements) and comply in every material respect with all laws and regulations applicable to it (including without limitation the Communications Act of 1934, as amended, and all other rules, regulations, administrative orders and policies of the FCC and the FAA) and all material agreements to which it is a party, including without limitation all material DBS Agreements, and all agreements with its equityholders the violation of which could have a Material Adverse Effect;

                  (b) at all times maintain, preserve and protect all material trade names and proprietary rights;

                  (c) at all times maintain in full force and effect a License Agreement between each Subsidiary holding Station assets and the related License Subsidiary, and provide a true and complete copy thereof to the Agent; and

                  (d) preserve all the remainder of its material property used or useful in the conduct of its business and keep the same in good repair, working order and condition (reasonable wear and tear and damage by fire or other casualty excepted), and from time to time, make or cause to be made all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be conducted at all times in the ordinary course in a manner substantially consistent with past practices.

         Section 6.02. Insurance.

                  (a) Keep all of its insurable properties now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses; maintain public liability, business interruption, broadcasters' liability and workers' compensation insurance insuring such Company to the extent customary with respect to companies conducting similar businesses; maintain at all times an aggregate of at least $25,000,000 in key man life insurance insuring Marshall W. Pagon, all by financially sound and reputable insurers, and, in each case, furnish to the Lenders satisfactory evidence of the same (including certification by an Authorized Officer of the Borrower of timely renewal of, and timely payment of all insurance premiums payable under, all such policies, which certification shall be included in the next succeeding Compliance Report delivered pursuant to Section 6.05(d)); notify each of the Lenders of any material change in the insurance maintained on its properties after the date hereof and furnish each of the Lenders satisfactory evidence of any such change; maintain insurance with respect to its tower, transmission and/or studio facilities and related equipment in an amount equal to the full replacement cost thereof.

         Section 6.03. Taxes, Etc. Pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided that no Company shall be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and it shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim, so contested; and provided, further that, in any event, payment of any such tax, assessment, charge, levy or claim shall be made before any of its property shall be seized or sold in satisfaction thereof.

         Section 6.04. Notice of Proceedings, Defaults, Adverse Change, Etc. Promptly (and in any event within five (5) days after the discovery by the Borrower thereof) give written notice to each of the Lenders of (a) any proceedings instituted or threatened against it by or in any federal, state or local court or before any commission or other regulatory body, whether federal, state or local (including without limitation any Specified Authority), which, if adversely determined, could have a Material Adverse Effect; (b) any notices of default received by any Company (together with copies thereof, if requested by any Lender) with respect to (i) any alleged default under or violation of any of its material licenses, permits or franchises, including any FCC License or under any DBS Agreement or other material agreement to which it is a party, or (ii) any alleged default with respect to, or redemption or acceleration or other action under, the Credit Agreement, the PSC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Subordinated Notes, the Subordinated Debt Documents, the PSC Exchange Indenture, the PSC Exchange Notes, the PSC 1997 Senior Notes, the PSC 1998 Indenture, the PSC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes, any material Acquisition Agreement, any L/C Facility, any PM&C L/C Facility or any evidence of material Indebtedness of any Company or any mortgage, indenture or other agreement relating thereto; (c) (i) any notice of any material violation or administrative or judicial complaint or order filed or to be filed against any Company and/or any real property owned or leased by it alleging any violations of any law, ordinance and/or regulation or requiring it to take any action in connection with the release and/or clean-up of any

Hazardous Materials, or (ii) any notice from any governmental body or other Person alleging that any Company is or may be liable for costs associated with a release or clean-up of any Hazardous Materials or any damages resulting from such release; (d) any change in the condition, financial or otherwise, of any Company or PCC which has, or could have, a Material Adverse Effect; (e) the occurrence of any Default; or (f) any transaction with any Affiliate other than any transaction with an Affiliate permitted under clause (a), (b) or (c) of
Section 7.12.

         Section 6.05. Financial Statements and Reports. Furnish to the Agent (with multiple copies for each of the Lenders, which the Agent shall promptly provide to the respective Lenders):

                  (a) As soon as available but, in any event, within one hundred twenty (120) days after the end of each fiscal year, (i) the Consolidated balance sheets and statements of income, equity and cash flows of the Parent and
(ii) the Consolidated and Consolidating balance sheets and statements of income, equity and cash flows of the Operating Companies, together with supporting schedules in form and substance satisfactory to the Agent (and accompanied by an unaudited breakdown of revenues, expenses and EBITDA for each Operating Company), audited by, and delivered with the opinion of, independent certified public accountants selected by the Borrower and reasonably acceptable to the Agent (the "Accountants"), which opinion (A) shall not be qualified as to going concern or scope of audit, (B) shall be to the effect that such financial statements present fairly the Consolidated financial condition and results of operation of the Parent or the Operating Companies, as the case may be, as of the dates and for the periods indicated, in accordance with GAAP applied on a basis consistent with that of the preceding year, and shall otherwise be in form reasonably satisfactory to the Agent, and (C) shall be accompanied by a report by the Accountants to the effect that the Accountants have examined the provisions of this Agreement and that, to the best of their knowledge, no Event of Default has occurred under Section 5.1 (or, if such an event has occurred, a statement explaining its nature and extent); provided, however, that in issuing such statement, the Accountants shall not be required to exceed the scope of normal auditing procedures conducted in connection with their opinion referred to above;

                  (b) Within forty-five (45) days after the end of (A) each of the first three quarters in each fiscal year and (B) to the extent required to be delivered under the Credit Agreement, the fourth quarter in each fiscal year
(i) the Consolidated balance sheets and statements of income, equity and cash flows of the Parent and (ii) the Consolidated and Consolidating balance sheets and statements of income, equity and cash flows of the Operating Companies, together with supporting schedules, setting forth in each case in comparative form the corresponding figures from the preceding fiscal period of the same duration, prepared by the Parent or PM&C, as the case may be, in accordance with GAAP (except for the absence of notes) and certified by an Authorized Officer of the Borrower or PM&C, as the case may be, such balance sheets to be as of the close of such quarter, and such statements of income, equity and cash flow to be for the quarter then ended and the period from the beginning of the then current fiscal year to the end of such quarter (in each case subject to normal audit and year-end adjustments) and to include, in the case of the Operating Companies' financial statements, (i) a comparison of actual results to results for the comparable period of the preceding fiscal year (if available) and projected results set forth in the Budget for such period, (ii) a breakdown of Location Cash Flow for the DBS Subsidiaries and for PM&C's other Subsidiaries and (iii) if and to the extent prepared by the Parent or PM&C, a breakdown of revenues, expenses and EBITDA for each Operating Company;

                  (c) Within forty-five (45) days after the end of each month, the Consolidated and Consolidating balance sheets and statements of income of the Operating Companies, together with supporting schedules, prepared by PM&C in accordance with GAAP (except for the absence of notes) and certified by an Authorized Officer of the Borrower or PM&C, as the case may be, such balance sheets to be as of the end of such month and such income statements to be for the period from the beginning of the then current fiscal year to the end of such month (subject to normal audit and year-end adjustments);

                  (d) Concurrently with the delivery of any annual financial statements required by Section 6.05(a) and any quarterly financial statements required by Section 6.05(b), a certified report (hereafter, a "Compliance Report") in form and substance reasonably satisfactory to the Agent, with appropriate calculations, including a detailed breakout of Subscriber Acquisition Costs, signed on behalf of the Borrower by an Authorized Officer of the Borrower, setting forth the calculations contemplated in Article V of this Agreement and certifying as to the fact that such Person has examined the provisions of this Agreement and that no Default has occurred and is continuing (or if a Default exists, a statement explaining its nature and extent);

                  (e) (i) On or before February 15 of each fiscal year, an updated quarterly budget approved by the Board of Directors of the Borrower, including planned capital expenditures and projected borrowings for such fiscal year, with updated projections showing financial covenant compliance (collectively, the "Budget"), for the operation of the Operating Companies' businesses during the current fiscal year, setting forth in detail reasonably satisfactory to the Agent the projected results of operations of the Operating Companies and stating underlying assumptions, and (ii) within five (5) days after the effective date thereof, notice of any material changes or modifications in the Budget (which shall not include changes resulting from non-material adjustments to the timing of any proposed borrowings);

                  (f) As soon as reasonably possible and in any event within forty-five (45) days after the end of each fiscal quarter and each month, one or more certificates of a responsible officer of the Borrower (collectively, the "Subscriber Reports"), setting forth in reasonable detail as to the operations of the DBS Subsidiaries, (A) each of the Neilson designated market areas in the DBS Subscriber Areas and the number of homes, subscribers and Paying Subscribers in each, as of the most recent month end, (B) the penetration percentage for the most recently ended month and the most recently ended period of six (6) consecutive months for which such information is available, (C) the average monthly aggregate revenues per subscriber as at the end of such month, (D) rate changes, if any, on core programming packages and (E) the number of subscribers more than fifty-four (54) days delinquent measured from the date of original billing;

                  (g) Promptly upon their becoming available, and in any event within 45 days after the end of each month, copies of the monthly executive package materials substantially in the form delivered to the Agent on or prior to the Agreement Effective Date delivered by any Company to its management;

                  (h) Within ten (10) days after the receipt or filing thereof by any Company, as applicable, copies of any periodic or special reports filed by any Company with the FCC or any state or local governmental body having jurisdiction over any Station or FCC License, and copies of any material notices and other material communications from the FCC or any such state or local governmental body which specifically relate to any Company, any Station or any FCC License, but in each case only if such reports or communications indicate any material adverse change in such Company's standing before the FCC or in respect of any License or if copies thereof are requested by the Agent;

                  (i) Promptly, and in any event within five (5) days, after the Borrower or any member of the Controlled Group (i) is notified by the Internal Revenue Service of its liability for the tax imposed by Section 4971 of the Code, for failure to make required contributions to a pension, or Section 4975 of the Code, for engaging in a prohibited transaction, (ii) notifies the PBGC of the termination of a defined benefit pension plan, if there are or may not be sufficient assets to convert the plan's benefit liabilities as required by
Section 4041 of ERISA, (iii) is notified by the PBGC of the institution of pension plan termination proceedings under Section 4042 of ERISA or that it has a material liability under Section 4063 of ERISA, or (iv) withdraws from a multiemployer pension plan and is notified that it has withdrawal liability under Section 4202 of ERISA which is material, copies of the notice or other communication given or sent;

                  (j) Promptly upon receipt or issuance thereof, and in any event within five (5) Business Days after such receipt, copies of all audit reports submitted to any Company by its accountants in connection with each yearly, interim or special audit of the books of any Company made by such accountants, including any material related correspondence between such accountants and any Company's management;

                  (k) Promptly upon circulation thereof, and in any event within five (5) Business Days after such circulation, copies of any material written reports issued by any Company to any of its equityholders or material creditors relating to the Notes or any material change in any Company's financial condition;

                  (l) Within ten (10) days after the receipt or filing thereof by any Company, PCC or any other Affiliate of the Borrower, copies of (i) any registration statements, prospectuses and any amendments and supplements thereto, and any regular and periodic reports (including without limitation reports on Form 10-K, Form 10-Q or Form 8-K), if any, filed by any Company, PCC or such Affiliate with any securities exchange or with the United States Securities and Exchange Commission (the "SEC"); and (ii) any letters of comment or correspondence with respect to filings or compliance matters sent to any Company, PCC or such Affiliate by any such securities commission or the SEC in relation to any Company, PCC or such Affiliate and its respective affairs; and

                  (m) As soon as reasonably possible after request therefor, such other information regarding its operations, assets, business, affairs and financial condition or regarding any of the Companies or (to the extent available to the Borrower without undue effort and expense) their equityholders or other Affiliates (including without limitation PCC) as any Lender may reasonably request, including without limitation copies of any and all material agreements to which any Company or PCC is a party from time to time.

         Section 6.06. Inspection. Permit employees, agents and representatives of the Lenders to inspect, during normal business hours, its premises and any other facilities and systems of the Companies and its books and records and to make abstracts or reproductions thereof. In connection with any such inspections, the Lenders will use reasonable efforts to avoid an unreasonable disruption of the Companies' businesses and, to the extent possible or appropriate absent any Default, will give reasonable notice thereof.

         Section 6.07. Accounting System. Maintain a system of accounting in accordance with generally accepted accounting principles and maintain a fiscal year ending December 31 for each of the Companies.

         Section 6.08. Additional Assurances. From time to time hereafter:

                  (a) execute and deliver or cause to be executed and delivered, such additional instruments, certificates and documents, and take all such actions, as the Agent or the Lenders shall reasonably request for the purpose of implementing or effectuating the provisions of this Agreement and the other Loan Documents;

                  (b) at the request and direction of the Agent, cooperate with the Agent and the Lenders from time to time in preparing, executing and/or filing and recording such (i) timely continuation statements under the Uniform Commercial Code with respect to financing statements filed pursuant to the Security Documents, (ii) new financing statements and (iii) conforming amendments to the Security Documents as shall be necessary from time to time to reflect the passage of time and other changed circumstances and to assure continued compliance with the Loan Documents; and

                  (c) upon the exercise by the Agent or the Lenders of any power, right, privilege or remedy pursuant to this Agreement or any other Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority (including any Specified Authority), execute and deliver all applications, certifications, instruments and other documents and papers that the Agent or Lenders may be so required to obtain.

Nothing contained in this Section 6.08 shall constitute a waiver of any Event of Default arising from the Borrower's failure to locate, deliver and/or file or record any Security Document, any consent of any Governmental Authority or other Person or any other document required under Article III or otherwise under this Agreement.

         Section 6.09. Renewal of DBS Agreements and FCC Licenses. Renew all DBS Agreements and FCC Licenses in a timely manner and in accordance with all applicable provisions thereof.

         Section 6.10. Compliance with Environmental Laws.

                  (a) Comply, and cause all tenants of PCC or any Company of any of the Properties to comply in all material respects with all Environmental Laws and not generate, store, handle, process, dispose of or otherwise use and not permit any such tenant of any of the Properties to generate, store, handle, process, dispose of or otherwise use Hazardous Materials in, on, under or about the Property in a manner that could lead or potentially lead to imposition on any Company, PCC or the Agent or any Lender or any of the Properties of any liability or lien of any nature whatsoever under any Environmental Law.

                  (b) Notify the Agent promptly in the event of any spill or other release of any Hazardous Material in, on, under or about any of the Properties which is required to be reported by PCC or any Company to a Governmental Authority under any Environmental Law, promptly forward to the Agent copies of any notices received by any Company or PCC relating to any alleged violation of any Environmental Law and promptly pay when due any fine or assessment against the Lenders, any Company, PCC or any of the Properties relating to any Environmental Law.

                  (c) If at any time it is determined by any Governmental Authority that the operation or use of any of the Properties by PCC or any Company violates any applicable Environmental Law or that there is any Hazardous Material located in, on, under or about the Properties which under any Environmental Law requires any form of cleanup or remedial or corrective action, then, within thirty (30) days after receipt of notice thereof from a Governmental Authority (or such other time period as may be specified in the notice sent by such Governmental Authority) or from the Lenders, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Laws, subject to any good faith assertion by PCC or any Company of defenses against the Governmental Authority, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Borrower shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Laws. Nothing herein shall prohibit the Borrower from asserting any good faith defenses against any Governmental Authority in any governmental demands.

                  (d) If a lien is filed against any of the Properties by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of any Company or PCC or for which any Company or PCC is responsible, resulting from the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material, then, within thirty (30) days from the date that such Company or PCC is first given notice such lien has been placed against the Properties, subject to any good faith assertion by PCC or any Company of defenses against such Governmental Authority, either (i) pay the claim and remove the lien or (ii) furnish a cash deposit, bond or such other security with respect thereto as is satisfactory in all respects to the Agent and is sufficient to effect a complete discharge of such lien on the Properties.

         Section 6.11. Maintenance of Corporate Identity. Operate its businesses, and will cause its Subsidiaries to operate their respective businesses, and maintain their records, independently from any Person (a "Control Entity") which, directly or indirectly, is in control (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of any Company and independently from any Subsidiary of such Company; and each Company will maintain bank accounts separate from the bank accounts of each Control Entity or Subsidiary of such Company and act solely in its own corporate name and through its own authorized officers and agents. Without limiting the generality of the foregoing, the Borrower shall also:

                       (A) maintain its own separate books and records and bank accounts and not permit any Affiliate independent access to such bank accounts;

                       (B) at all times hold itself out to the public and all other Persons as a legal entity separate from PCC, the Parent, any Operating Company (including, but not limited to, PM&C) and any other Person;

                       (C) have a Board of Directors separate from (but which may include members in common with) that of PCC, the Parent, any Operating Company (including, but not limited to, PM&C) and any other Person;

                       (D) file its own tax returns, if any, as may be required under applicable law, to the extent it is (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

                       (E) not commingle its assets with assets of any other Person and hold all of its assets in its own name;

                       (F) conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;

                       (G) maintain separate financial statements;

                       (H) pay its own liabilities and expenses only out of its own funds;

                       (I) allocate fairly and reasonably any overhead for shared office space;

                       (J) use separate invoices and checks;

                       (K) correct any known misunderstanding regarding its separate identity;

                       (L) maintain adequate capital in light of its contemplated business purposes, transactions and liabilities;

                       (M) cause its Board of Directors to act pursuant to written consent and keep minutes of such actions and observe all other general corporation formalities;

                       (N) cause the officers, agents and other representatives of the Borrower to act at all times with respect to the Borrower consistently with, and in furtherance of, the foregoing and in the best interests of the Borrower.

         Section 6.12. Prepayment of Loans with Excess L/C Cash Collateral. In the event Excess L/C Cash Collateral shall exceed $1,000,000 at any time (an "Excess L/C Collateral Event"), cause (i) the Borrower to make an optional prepayment of the Loans in accordance with Section 1.05 or (ii) to the extent
(A) such Excess L/C Cash Collateral exists solely under the PM&C L/C Facility or
(B) such Excess L/C Cash Collateral is in an amount equal to the entire L/C Cash Collateral, PM&C to permanently retire, or permanently reduce any commitments in respect of, any Indebtedness of PM&C (other than the Original Subordinated Notes), in each case, in an amount equal to the amount of Excess L/C Cash Collateral within three (3) Business Days after an Authorized Officer obtains knowledge of such Excess L/C Collateral Event.

                                   ARTICLE VII

                               NEGATIVE COVENANTS.
                               -------------------

         The Borrower covenants and agrees that, from and after the Agreement Effective Date, so long as any Lender has any obligation (whether or not subject to any conditions) to extend credit to the Borrower hereunder, and for so long thereafter as there remains outstanding any portion of any Obligation, whether now existing or arising hereafter, unless the Required Lenders shall otherwise consent in writing in accordance with the terms of Article XI, none of the Companies will, directly or indirectly:

         Section 7.01. Indebtedness and Guarantees. Incur, create, assume, become or be liable, directly, indirectly or contingently, in any manner with respect to, or permit to exist, any Indebtedness or Guarantee except:

                  (a) Indebtedness of the Borrower to the Lenders hereunder and under the Notes;

                  (b) Indebtedness of PM&C existing on the Agreement Effective Date under the Credit Agreement;

                  (c) any of the following: (i) Capitalized Leases and purchase money obligations that conform to Section 7.02(f), (ii) Rate Hedging Obligations in favor of lenders under the Credit Agreement or other Permitted Indebtedness incurred by PM&C solely for the purpose of protecting against fluctuations of interest rates under the Credit Agreement or any other Permitted Indebtedness,
(iii) Permitted Seller Debt, (iv) Indebtedness under the PM&C L/C Facility and the L/C Facility in an aggregate amount not to exceed the Permitted L/C Amount, and (v) Permitted Indebtedness of PM&C, if, in the case of clauses (i) through
(v) above, and at the time of incurrence of such Indebtedness, (A) the Borrower Leverage Ratio as of the date on which such Indebtedness is incurred would have been (1) 2.50 to 1.0 or less during the period from and after the Agreement Effective Date to and including June 30, 2005 and (2) 3.00 to 1.0 or less thereafter, in each case, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional Indebtedness had been incurred as of the date of such calculation and (B) no Default or Event of Default has occurred and is continuing or would occur as a consequence thereof.

                  (d) Guarantees by Subsidiaries of PM&C of Indebtedness of PM&C permitted under Section 7.01(b) and Section 7.01(c)(v);

                  (e) Guarantees by the Borrower (or, prior to the Closing Date, the Parent) of Indebtedness of PM&C permitted under Section 7.01(b) and Section 7.01(c)(v), provided that recourse under such Guarantees is limited to the Equity Securities of PM&C owned by the Borrower (or, prior to the Closing Date, the Parent) and the Borrower Collateral Account;

                  (f) Indebtedness of the Parent existing on the Agreement Effective Date under the PSC Exchange Notes, the PSC Exchange Indenture, the PSC 1997 Indenture, the PSC 1997 Senior Notes, the PSC 1998 Indenture, the PSC 1998 Senior Notes, the PSC 2001 Indenture, the PSC 2001 Senior Notes, the Golden Sky Exchange Indentures, the Golden Sky Exchange Notes and the PSC Preferred Stock Designation (or the PSC Subordinated Notes Indenture and PSC Subordinated Notes, as applicable) (all of the foregoing existing Indebtedness, the "Existing PSC Indebtedness"), provided, however, that the terms of such Existing PSC Indebtedness shall not be modified or amended, and no Indebtedness shall be issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund such Existing PSC Indebtedness, to
(i) shorten the average weighted life to maturity of such Existing PSC Indebtedness and any Indebtedness issued in exchange for or any Indebtedness the net proceeds of which are used to extend, refinance, renew, replace, defease or refund such Existing PSC Indebtedness (the "Replacement PSC Indebtedness"), to prior to June 19, 2007, (ii) increase the weighted average cash interest rate (including in the determination of the cash interest rate, without limitation, all fees and other cash payments paid or payable to the holders thereof, other than customary amendment or consent fees payable to the holders of the Existing PSC Indebtedness and the Replacement PSC Indebtedness) payable in respect of the Existing PSC Indebtedness and the Replacement PSC Indebtedness to greater than 11.737%, or (iii) make any other changes or modifications which are prohibited under this Agreement, without the prior written consent of the Required Lenders;

                  (g) Indebtedness in respect of endorsements of negotiable instruments for collection in the ordinary course of business;

                  (h) customary indemnities set forth in the Acquisition Agreements and agreements for Dispositions permitted hereunder;

                  (i) intercompany loans permitted under Section 7.05;

                  (j) Indebtedness of PM&C to the Subordinated Noteholders existing on the Agreement Effective Date under the Subordinated Debt Documents;

                  (k) Guarantees by Subsidiaries of PM&C of Indebtedness of PM&C to the Subordinated Noteholders existing on the Agreement Effective Date under the Subordinated Debt Documents; and

                  (l) Indebtedness of the Parent if, at the time of incurrence of such Indebtedness, (a) the PSC Leverage Ratio as of the date on which such Indebtedness is incurred would have been 7.0 to 1.0 or less, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional Indebtedness had been incurred as of the date of such calculation and (b) no Default or Event of Default has occurred and is continuing or would occur as a consequence thereof; provided, that after giving effect to the issuance of any Replacement PSC Indebtedness pursuant to this
Section 7.01(l), the Existing PSC Indebtedness and Replacement PSC Indebtedness then outstanding shall not, in the aggregate, (i) have an average weighted life to maturity prior to June 19, 2007 or (ii) have a weighted average cash interest rate (including, in the determination of the cash interest rate, without limitation, all fees and other cash payments paid or payable to the holders thereof) payable in respect of such Replacement PSC Indebtedness greater than
11.737 % or (iii) have any other terms or provisions which are prohibited under this Agreement.

         Section 7.02. Liens. Create, incur, assume, suffer or permit to exist any Lien of any nature whatsoever on any of its assets or ownership interests, now or hereafter owned, other than the following (collectively, "Permitted Liens"):

                  (a) liens securing the payment of taxes, assessments or government charges or levies either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which it shall have set aside on its books adequate reserves;

                  (b) liens against property of the Operating Companies securing deposits under workers' compensation, unemployment insurance and social security laws, the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, statutory obligations or surety or appeal bonds, or indemnity, performance or other similar bonds arising in the ordinary course of business of the Operating Companies;

                  (c) liens existing on the date hereof and described on
Schedule 7.02 attached hereto;

                  (d) liens against property of the Operating Companies imposed by law, such as vendors', carriers', lessors', warehousers' or mechanics' liens, incurred in the ordinary course of business;

                  (e) liens arising out of a prejudgment attachment, a judgment or award against it with respect to which it shall currently be prosecuting an appeal, a stay of execution pending such appeal having been secured, except any such lien arising in connection with a judgment, attachment or proceeding which gives rise to an Event of Default under paragraph (n) or (o) of Article VIII;

                  (f) liens against property of the Operating Companies under or securing Capital Leases and liens or mortgages against the Operating Companies securing purchase money Indebtedness, provided that the obligation secured by any such lien shall not exceed one hundred percent (100%) of the lesser of cost or fair market value as of the time of the acquisition of the property covered thereby and that each such lien or mortgage shall at all times be limited solely to the item or items of property so acquired;

                  (g) restrictions, easements and minor irregularities in title on assets of the Operating Companies which do not and will not interfere in any material respect with the occupation, use and enjoyment by any Operating Company of such properties and assets in the normal course of its business as presently conducted or materially impair the value of such properties and assets for the purpose of such business;

                  (h) liens on any assets of the Borrower in favor of the Agent or the Lenders securing the Notes and the other Obligations hereunder;

                  (i) liens on any assets of the Operating Companies securing obligations in respect of Indebtedness or Guarantees of Indebtedness permitted by Sections 7.01(b), 7.01(c)(ii) and (v) and 7.01(d);

                  (j) liens on the Equity Securities of PM&C owned by the Borrower (or, prior to the Closing Date, the Parent) and the Borrower Collateral Account securing obligations in respect of Guarantees of Indebtedness permitted by Section 7.01(e) in respect of Indebtedness permitted under Section 7.01(b) and Section 7.01(c)(v);

                  (k) liens on the L/C Cash Collateral of the L/C Subsidiary in favor of the L/C Lender securing Indebtedness under the L/C Facility permitted by Section 7.01(c)(iv); and.

                  (l) Liens on the PM&C L/C Cash Collateral of any Operating Company in favor of the L/C Lender securing Indebtedness under the PM&C L/C Facility permitted by Section 7.01(c)(iv).

         Section 7.03. Disposition of Assets; Mergers, Etc. Merge or enter into a consolidation or sell, lease, exchange, sell and lease back, sublease or otherwise dispose of any of its assets (hereinafter a "Disposition") (including without limitation the transfer of any assets to the Special Purpose Subsidiary and Dispositions in exchange for similar assets and properties and commonly referred to as "asset swaps"), except the following:

                  (a) Dispositions by any Operating Company of (i) inventory and cash equivalents in the ordinary course of business and (ii) tangible assets to be replaced in the ordinary course of business within twelve (12) months by other tangible assets of equal or greater value or (iii) tangible assets that are no longer used or useful in the business of any Operating Company.

                  (b) Any wholly owned Subsidiary of PM&C may merge or be liquidated into PM&C or any other wholly owned Subsidiary of PM&C so long as, after giving effect to any such merger to which PM&C is a party, PM&C shall be the surviving or resulting Person.

                  (c) Licensing of and leasing of intangible assets of any Operating Company for fair value in the ordinary course of business.

                  (d) The Disposition of any other assets of any Operating Company; provided, however, that (i) the selling Operating Company shall have received payment in cash or cash equivalents of at least eighty-five percent (85%) of gross proceeds from any such disposition of assets (other than like-kind exchanges under Section 1031 of the Code) and (ii) except for the Disposition of the Station located in Jackson, Mississippi on substantially the terms previously disclosed to the Agent, the Net Cash Proceeds of such Disposition have been applied to (i) permanently retire principal of, or permanently reduce any commitments in respect of, any Indebtedness of the Borrower or PM&C (other than the Original Subordinated Notes) or (ii) to the extent the PM&C L/C Cash Collateral is less than 105% of the Permitted L/C Amount minus any amounts outstanding under the L/C Facility, to fund the PM&C L/C Cash Collateral under the PM&C L/C Facility and not for any other use prohibited by this Agreement.

                  (e) Dispositions by the Parent of any assets of the Parent in a transaction or series of related transactions which do not constitute a Change of Control unless the provisions of Section 1.06 are complied with.

         Section 7.04. Fundamental Changes.

                  (a) Form any subsidiary (other than (i) upon satisfaction of the L/C Facility Conditions, the L/C Subsidiary and (ii) any Subsidiary of any of the Operating Companies (including the Finance Subsidiaries)) or otherwise change the corporate structure or organization of the Companies from that set forth in Schedule 4.20, except (i) as permitted under Section 7.09 and (ii) in connection with, and in accordance with the conditions to, any Permitted Acquisition.

                  (b) Permit or suffer any amendment of its Organizational Documents which could have a Material Adverse Effect or an adverse effect on the condition (financial or other) or prospects of the Borrower or the Parent individually (it being expressly agreed that (i) the inclusion in any such Organizational Documents of any provision similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware Code and (ii) the deletion from any such Organizational Documents of the provisions required by Section 3.01(n) is prohibited under this Section).

         Section 7.05. Investments and Acquisitions.

                  (a) Permitted Investments. Acquire, repurchase, make, have outstanding or hold any Investment (including any Investment consisting of the acquisition of any business or any Indebtedness or Equity Securities of the Parent or PCC), except the following:

                      (i) Existing Investments of PM&C in other Operating Companies, as reflected in Schedule 4.20 and in other wholly-owned Subsidiaries formed or acquired after the Agreement Effective Date;

                      (ii) Investments by the Borrower in PM&C on the Closing Date pursuant to Section 3.01(m);

                      (iii) Intercompany loans and advances from any wholly owned Subsidiary of PM&C to PM&C;

                      (iv) Intercompany loans and advances from PM&C to Subsidiaries of PM&C;

                      (v) Investments by the Borrower in PM&C after the Closing Date which do not result in any Default;

                      (vi) Investments by the Borrower in the Parent in connection with the repurchase by the Parent of Indebtedness and Equity Securities of the Parent with the proceeds of the Loans to the extent permitted by Section 2.01 which do not result in any Default, provided, no Default shall exist as of the date of such Investment;

                      (vii) Investments by the Borrower in the Parent in connection with the repurchase by the Parent of common and/or preferred Equity Securities of PCC with the proceeds of the Loans to the extent permitted by
Section 2.01 which do not result in any Default, provided, no Default shall exist as of the date of such Investment;

                      (viii) Equity Investments by the Borrower in the L/C Subsidiary in an aggregate amount not to exceed 105% of the Permitted L/C Amount minus any amounts outstanding under the PM&C L/C Facility for purposes of funding the L/C Cash Collateral under the L/C Facility which do not result in any Default.

                      (ix) Intercompany loans and advances from the Parent to PCC;

                      (x) Investments by the Companies in Cash Equivalents;

                      (xi) Short-term loans and advances by the Operating Companies to employees of the Operating Companies in the ordinary course of business for the payment of bona fide, properly documented, business expenses to be incurred on behalf of the Operating Companies, provided that the aggregate outstanding amount of all such loans and advances shall not exceed $500,000 in the aggregate at any time;

                      (xii) Guarantees permitted by Section 7.01; and

                      (xiii) Any Acquisition by any of the Operating Companies (including Acquisitions by way of transfers to the Borrower of property acquired by the Parent for further transfer to an Operating Company as capital contributions, free and clear of any Liens, other than Permitted Liens) made in accordance with the conditions set forth in Section 7.05(b) below (in each case, a "Permitted Acquisition").

                  (b) Conditions to Acquisitions. Consummate any Acquisition unless, in the case of the Operating Companies only, the following conditions shall have been satisfied in full:

                      (i) The prior written approval of the Required Lenders, in their sole and absolute discretion, shall be required for (A) any such Acquisition of DBS Businesses involving consideration in excess of $50,000,000 and (B) any such Acquisition of broadcast television properties involving consideration in excess of $20,000,000.

                      (ii) If such Acquisition involves the purchase of stock or other ownership interests, the same shall be effected in such a manner as to assure that the acquired entity becomes a direct or indirect Subsidiary of PM&C and that the parent of such Subsidiary shall own all of such ownership interests.

                      (iii) If such Acquisition involves the acquisition of broadcast television properties, each of the related FCC Licenses shall be held after the Acquisition in a License Subsidiary and each such License Subsidiary shall enter into an appropriate License Agreement with the Subsidiary holding the operating assets for the related Station.

                      (iv) The Borrower shall have delivered to the Agent (in sufficient copies for all the Lenders) the following:

                           (A) no later than ten (10) Business Days after the execution and delivery of the related Acquisition Agreement, copies of executed counterparts of such Acquisition Agreement, together with all Schedules thereto, the forms of any additional agreements or instruments to be executed at the closing thereunder (to the extent available), and all applicable financial information, including (1) as soon as practicably available following any fiscal quarter with respect to which the aggregate consideration paid or payable with respect to Permitted Acquisitions in such fiscal quarter exceeds $50,000,000, new projections through December 31, 2009 (updated to reflect such Acquisition and any related transactions and showing compliance with all financial covenants), and (2) Subscriber Reports;

                           (B) promptly following a request therefor, copies of such other information or documents relating to such Acquisition as any Lender shall have reasonably requested; and

                           (C) promptly following the consummation of such Acquisition, certified copies of the agreements, instruments and documents referred to above to the extent the same has been executed and delivered at the closing under such Acquisition Agreement.

                      (v) The aggregate amount of all consideration payable by any Operating Company in connection with such Acquisition (other than noncompetition and consulting agreements, earn-outs and customary post-closing adjustments, escrows, holdbacks and indemnities and Indebtedness permitted under
Section 7.01) shall be payable on the date of such Acquisition.

                      (vi) Neither the Parent, the Borrower nor any Operating Company shall, in connection with any such Acquisition, assume or remain liable with respect to any indebtedness (including any material tax or ERISA liability) of the related Seller(s), except, in the case of the Operating Companies only, obligations of such Seller(s) incurred in the ordinary course of business and necessary or desirable to the continued operation of the underlying properties and permitted under Section 7.01, and any other such liabilities or obligations not permitted to be assumed or otherwise supported by any of the Operating Companies hereunder shall be paid in full or released as to the assets being so acquired on or before the consummation of such Acquisition.

                      (vii) All other assets and properties acquired in connection with any such Acquisition shall be free and clear of any Liens other than Permitted Liens.

                      (viii) Immediately prior to any such Acquisition and after giving effect thereto, no Default shall have occurred and be continuing.

                      (ix) Without limiting the generality of the foregoing, after giving effect to such Acquisition the Borrower shall be in compliance with the provisions of Article V, (A) calculated on a pro forma basis as of the last day of the most recently ended fiscal quarter for which financial statements are required to be provided, and have been so delivered, under Section 6.05 and (B) under the Borrower's updated projections referred to in Section 7.05(b)(iv), if required to be provided thereunder. The Borrower shall provide to the Agent a certificate signed on behalf of the Borrower by an Authorized Officer demonstrating such compliance in reasonable detail.

                      (x) On or before the consummation of each such Acquisition, the Borrower shall deliver to the Agent (in sufficient copies for all the Lenders) and to the Agent's counsel a compliance certificate, in form and substance reasonably satisfactory to the Agent, duly executed by an Authorized Officer of the Borrower, certifying as to the matters set forth above with respect to such Acquisition.

         Section 7.06. [Intentionally Omitted.]

         Section 7.07. Management. Turn over the management of its properties, assets, rights, licenses and franchises to any Person other than the Manager or, in the case of the Operating Companies, a full-time employee of the Operating Companies.

         Section 7.08. Sale and Leaseback. Enter into any arrangements, directly or indirectly, with any Person whereby it shall sell or transfer any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property; provided, however, that the Operating Companies may engage in such transactions to the extent structured as Capital Leases and subject to the limitations in Section 7.01(c).

         Section 7.09. Repurchase or Issuance of Equity Securities.

                  (a) Repurchase or redeem any Equity Securities, except for repurchases and redemptions by the Parent of the PSC Preferred Stock and common and/or preferred Equity Securities of PCC with the proceeds of the Loans to the extent permitted under Section 2.01 or with Restricted Payments to the extent permitted under Section 5.02(k) and which, in either case, do not result in any Default; or

                  (b) Issue any additional Equity Securities, except for securities (A) issued by (i) the Parent to any Person in a transaction or series of related transactions which does not constitute a Change of Control unless the provisions of Section 1.06 are complied with, (ii) the Borrower to the Parent,
(iii) PM&C to the Borrower, (iv) the L/C Subsidiary to the Borrower or (v) any Subsidiary of PM&C to PM&C or any wholly-owned Subsidiary of PM&C, (B) which in the case of Equity Securities of PM&C and the L/C Subsidiary, are pledged and, if certificated, delivered to the Agent (or, in the case of Equity Securities of PM&C, an agent for the holders of Permitted Indebtedness of PM&C which agrees to hold the Equity Securities of PM&C as bailee for the Lenders pursuant to the Intercreditor Agreement) in accordance with the applicable Security Document and
(C) the issuance of which does not result in any Default.

         Section 7.10. Change in Business, Ownership of Special Purpose Subsidiary and L/C Subsidiary. Engage, directly or indirectly, in any business other than the DBS Business and the broadcast business in which it is currently engaged. The Special Purpose Subsidiary shall at all times remain a direct or indirect wholly-owned Subsidiary of PM&C. The L/C Subsidiary shall at all times after its formation remain a direct wholly-owned Subsidiary of the Borrower.

         Section 7.11. Accounts Receivable. Sell, assign, discount or dispose in any way of any accounts receivable, promissory notes or trade acceptances held by any Company, with or without recourse, except for collection (including endorsements) in the ordinary course of business and except to the extent permitted under Section 7.03.

         Section 7.12. Transactions with Affiliates. Except (a) for transactions solely among the Operating Companies otherwise permitted under this Agreement,
(b) in the case of the Operating Companies only, for the payment of permitted Management Fees and the License Agreements as in effect on the Agreement Effective Date and (c) for Restricted Payments permitted under Section 5.02, enter into any transaction, including, without limitation, the purchase, sale or exchange of property or assets or the rendering or accepting of any service with or to any Affiliate of any Company unless (i) such transaction is in the ordinary course of business, pursuant to the reasonable requirements of its business and otherwise not prohibited under this Agreement and upon terms not less favorable to such Company than it could obtain in a comparable arm's-length transaction with a third party other than such Affiliate and (ii) except for Permitted Cost Sharing Transactions and the Disposition of the Station located in Jackson, Mississippi on substantially the terms previously disclosed to the Agent, the Borrower delivers to the Agent, an acceptable appraisal or an opinion as to the fairness to such Company from a financial point of view issued by an unaffiliated third party investment banking firm or appraisal firm of national standing with respect to any such transaction or series of related transactions involving aggregate consideration in excess of $5,000,000.

         Section 7.13. Amendment of Certain Agreements, Negative Pledges, Etc.

                  (a) Amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of any FCC License, any DBS Agreement, the Subordinated Debt Documents, any agreement or instrument evidencing the PM&C Subordinated Debt, the L/C Facility or the PM&C L/C Facility or any material agreement to which any Operating Company is a party (other than the Credit Agreement or any agreement relating to Permitted Indebtedness, to which the provisions of subsections (d) and (e) shall apply), in each case, if the effect thereof would be (i) to confer additional rights upon the other parties thereto which could have a Material Adverse Effect, (ii) to reduce the compensation payable by any party to any Operating Company thereunder if the same could have a Material Adverse Effect, (iii) to increase materially the obligations of any Operating Company thereunder if the same could have a Material Adverse Effect or (iv) with respect to the PM&C Subordinated Debt, to effect any material change to the terms or conditions thereof which is adverse to the obligor thereunder or to the Lenders or the Agent.

                  (b) Except as required by Section 3.01(l), amend, modify, reform or terminate or permit the amendment, modification, reform or termination of, or waive compliance with any provision of or consent to any variance from the requirements of, or issue any Indebtedness in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, the Existing PSC Indebtedness, in each case, to (i) shorten the average weighted life to maturity of such Existing PSC Indebtedness and any Replacement PSC Indebtedness to prior to June 19, 2007, (ii) increase the weighted average cash interest rate (including in the determination of the cash interest rate, without limitation, all fees and other cash payments paid or payable to the holders thereof, other than customary amendment or consent fees payable to the holders of the Existing PSC Indebtedness and the Replacement PSC Indebtedness) payable in respect of the Existing PSC Indebtedness and the Replacement PSC Indebtedness to greater than 11.737% or (iii) make any other changes or modifications which are prohibited by this Agreement.

                  (c) In any event, subject to applicable law, elect to terminate or amend any License Agreement.

                  (d) Enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Operating Company to make distributions or extensions of credit to the Borrower (directly or indirectly through another Subsidiary) except for such restrictions existing under (i) this Agreement, (ii) the Credit Agreement as in effect on the Agreement Effective Date and (iii) the terms of any Permitted Indebtedness permitted to be incurred under Section 7.01 so long as such Permitted Indebtedness permits the payment of cash dividends to the Borrower in an amount sufficient to enable the Borrower to make (A) payments of interest, fees, expenses and all other amounts required to be paid under this Agreement and the other Loan Documents and (B) to the extent such Permitted Indebtedness has a revolving commitment that terminates or a maturity date beyond the Maturity Date, payments of principal on the Loans required to be paid under this Agreement on the Maturity Date.

                  (e) Enter into any agreement (excluding this Agreement or any other Loan Document and including any amendment or modification to the Credit Agreement after the Agreement Effective Date) (A) prohibiting the Borrower from amending or otherwise modifying this Agreement or any other Loan Document, or
(B) prohibiting the creation or assumption of any Lien in favor of the Agent, the Lenders or their successors as holders of senior indebtedness upon the properties, revenues or assets of the Borrower, whether now owned or hereafter acquired or (C) in the case of any Permitted Indebtedness or any amendment to the Credit Agreement entered into after the Agreement Effective Date, prohibiting or restricting the Borrower from incurring any Indebtedness, granting any Liens on its properties, making any Disposition or Investment or taking any other actions or conducting any other business.

                  (f) Enter into any agreement to effect a transaction that is prohibited under this Agreement or any other Loan Document, unless such agreement is expressly subject to the written consent of the Required Lenders hereunder.

         Section 7.14. ERISA. (a) Fail to make contributions to pension plans required by Section 412 of the Code, (b) fail to make payments required by Title IV of ERISA as the result of the termination of a single employer pension plan or withdrawal or partial withdrawal from a multiemployer pension plan, or (c) fail to correct a prohibited transaction with an employee benefit plan with respect to which it is liable for the tax imposed by Section 4975 of the Code.

         Section 7.15. Margin Stock. Except as permitted by Section 2.01, use or permit the use of any of the proceeds of the Loans, directly or indirectly, for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any Margin Stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System, or cause any Loan, the application of proceeds thereof or this Agreement to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or the Securities Exchange Act of 1934, as amended, or any rules or regulations promulgated under such statutes. The Borrower will not acquire, purchase or carry any Margin Stock.

         Section 7.16. Limitations on Borrower(a). Permit the Borrower to (i) hold any assets other than Cash Equivalents (to the extent held in the Borrower Collateral Account or the L/C Collateral Account and pledged to the Agent under the Security Documents), the Equity Securities of PM&C and, after its formation, the Equity Securities of the L/C Subsidiary, (ii) have any liabilities other than (A) any Indebtedness of the Borrower permitted pursuant to Section 7.01 hereof, (B) tax liabilities in the ordinary course of business, (C) corporate or administrative expenses in the ordinary course of business and (D) other liabilities under (1) the Loan Documents and (2) the Transaction Documents and
(iii) engage in any business other than (A) owning Cash Equivalents (to the extent held in the Borrower Collateral Account or the L/C Collateral Account and pledged to the Agent under the Security Documents), the Equity Securities of PM&C and, after its formation, the Equity Securities of the L/C Subsidiary, and activities incidental or related thereto, (B) acting as a guarantor for any Indebtedness under the Credit Agreement or other Permitted Indebtedness of PM&C in effect from time to time and permitted under Section 7.01 and (C) acting as a borrower in respect of Indebtedness under the Loan Documents.

         Section 7.17. Limitations on L/C Subsidiary. Permit the L/C Subsidiary to (i) hold any assets other than the L/C Cash Collateral, (ii) have any liabilities other than (A) any Indebtedness of the L/C Subsidiary permitted pursuant to Section 7.01 hereto, (B) tax liabilities in the ordinary course of business, (C) corporate or administrative expenses in the ordinary course of business and (D) other liabilities under the L/C Facility and (iii) engage in any business other than (A) owning the L/C Cash Collateral, and activities incidental or related thereto, and (B) acting as a borrower for any Indebtedness under the L/C Facility, and activities incidental or related thereto.

         Section 7.18. Limitations on Payments on Account of Indebtedness(a) . Allow any of the Consolidated Companies to, directly or indirectly, defease, or make or commit to make any principal prepayment of, or issue any Indebtedness in exchange for, or otherwise repurchase, any Indebtedness of any Affiliate (other than any Subsidiary of the applicable Consolidated Company).

                                  ARTICLE VIII

                                    DEFAULTS.
                                    ---------

         In each case of happening of any of the following events (each of which is herein sometimes called an "Event of Default"):

                  (a) any representation or warranty made by or on behalf of any Company or any of its Affiliates (including without limitation those of PCC in the Warrant Agreements) in this Agreement or any other Loan Documents or Warrant Agreements, or in any report, certificate (including certificates as to financial matters), financial statement or other instrument furnished in connection with this Agreement or the borrowings hereunder, shall prove to be false or misleading in any material respect when made or reconfirmed;

                  (b) default in the payment or mandatory prepayment of any installment of the principal of any Note or any payment of any installment of the principal of any other indebtedness of any Company to the Agent or any Lender, when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise;

                  (c) default in the payment of any interest on any Note, or any premium, fee or other indebtedness of any Company to the Agent or any Lender for more than five (5) calendar days after the date when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise;

                  (d) default by any Person other than the Agent or any Lender in the due observance or performance of, or compliance with, any covenant or agreement contained in Article III or V, Sections 6.02, 6.03 (but only if the same involves any seizure or property), 6.04, 6.05, 6.06, 6.07, 6.09 and 6.11 or
Article VII of this Agreement; provided, however, that a default in the delivery of financial or other information under paragraphs (b) through (e) of Section
6.05 shall not constitute an Event of Default unless and until the same continues unremedied for thirty (30) days after (i) written notice thereof from the Agent or any Lender to the Borrower or (ii) if earlier, the occurrence thereof (provided that such thirty (30) day period shall be available for the remedy of any such default only once in any period of twelve (12) consecutive months and three (3) times during the term of this Agreement);

                  (e) default by any Person other than the Agent or any Lender in the due observance or performance of, or compliance with, any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or pursuant to the terms of any Loan Document or Warrant Agreement, which default is not referred to in paragraphs (a) through (d), inclusive, of this Article VIII and which default shall continue unremedied for thirty (30) days after the earlier to occur of (i) the Borrower's discovery of such default, or (ii) written notice thereof from the Agent or any Lender to the Borrower, provided, however, that if any such default cannot be remedied, then such default shall be deemed to be an Event of Default as of the date of the occurrence thereof;

                  (f) (i) any Subordinated Indenture Default; (ii) any "event of default" under and as defined in the Credit Agreement, any L/C Facility, any PM&C L/C Facility or any other Permitted Indebtedness of PM&C incurred under
Section 7.01(c); or (iii) any default with respect to any Indebtedness of any Company for borrowed money (other than the Loans), or default under any agreement giving rise to monetary remedies, in each case which, when aggregated with all other such defaults of the Companies, exceeds $2,000,000, if the effect of such default is to permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness, unless such holder shall have permanently waived the right to accelerate the maturity of such Indebtedness on account of such default;

                  (g) (i) any Company shall lose, fail to keep in force, suffer the termination, suspension or revocation of or terminate, forfeit or suffer a material adverse amendment to any material FCC License; (ii) any governmental regulatory authority shall conduct a hearing on the renewal of any material FCC License and the result thereof is reasonably likely to be the termination, revocation, suspension or material adverse amendment of such FCC License; or
(iii) any governmental regulatory authority shall commence an action or proceeding seeking the termination, suspension, revocation or material adverse amendment of any material FCC License and the result thereof is likely to be the termination, suspension, revocation or material adverse amendment of such FCC License;

                  (h) (i) any NRTC Member Agreement or other DBS Agreement shall be terminated, shall expire or shall be amended in a manner reasonably likely to have a Material Adverse Effect, (ii) any DirecTV Agreement (including the HCG Agreement) shall terminate, shall expire or shall be amended in a manner reasonably likely to have a Material Adverse Effect or (iii) any default shall occur under the HCG Agreement, and NRTC shall take action to terminate the HCG Agreement;

                  (i) the loss, termination, suspension, revocation or amendment (in a manner reasonably likely to have a Material Adverse Effect) of any license issued to HCG, any Company or DirecTV or any other party by the FCC in connection with the delivery of DIRECTV or other DBS Rights under any DirecTV Agreement or any NRTC Member Agreement;

                  (j) DBS services provided to any of the Subscribers shall be interrupted or terminated, whether due to satellite damage or destruction or other circumstances, if the same has or could have a Material Adverse Effect;

                  (k) any default with respect to any Indebtedness of the Parent which, when aggregated with all other such defaults of Indebtedness of the Parent, exceeds $15,000,000, if the effect of such default is to permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness, unless such holder shall have permanently waived the right to accelerate the maturity of such Indebtedness on account of such default;

                  (l) any Company or group of Companies generating in the aggregate more than five percent (5%) of EBITDA for any period shall discontinue its or their respective business(es) or any Company, PCC or the Manager shall
(i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (ii) be unable, or admit in writing its inability, to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or corporate action shall be taken for the purpose of effecting any of the foregoing;

                  (m) there shall be filed against any Company, PCC or the Manager an involuntary petition seeking reorganization of such company or the appointment of a receiver, trustee, custodian or liquidator of such company or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect and such involuntary petition shall not have been dismissed within sixty (60) days thereof;

                  (n) final judgment for the payment of money which, when aggregated with all other outstanding judgments against any of the Companies or PCC, exceeds $5,000,000 (exclusive of amounts covered by insurance or actually contributed in cash by third party obligors with respect to such judgments) shall be rendered against any Company or PCC, and the same shall remain undischarged (unless fully bonded upon terms satisfactory to the Required Lenders) for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed;

                  (o) the occurrence of any attachment of any deposits or other property of any Company or PCC in the hands or possession of the Agent or any of the Lenders, or the occurrence of any attachment of any other property of any Company or PCC in an amount which, when aggregated with all other attachments against the Companies or PCC, exceeds $1,000,000 and which shall not be discharged within sixty (60) days of the date of such attachment;

                  (p) for any reason (other than the gross negligence of the Agent or the Lenders, but without limiting in any way the Borrower's obligations under Section 6.08(b)), any material Security Document or other Loan Document shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any security interest(s) or lien(s) granted pursuant thereto which is, or are in the aggregate, material shall fail to be perfected, or any party thereto other than the Agent or the Lenders shall contest the validity of any material lien(s) granted under, or shall disaffirm its obligations under, any material Security Document or other Loan Document;

                  (q) for any reason, the Original Subordinated Notes shall not have been repurchased or repaid by PM&C in full on or prior to July 1, 2003; provided, however, that the Original Subordinated Notes will not be deemed to be "outstanding" and will be deemed to have been "paid in full" if (i) PM&C shall have given notice of redemption of all of the Original Subordinated Notes to the Original Subordinated Note holders pursuant to the Subordinated Indenture (or shall have irrevocably instructed the trustee under the Subordinated Indenture to give such notice of redemption with a redemption date to occur no later than the earlier of thirty-one (31) days after the Closing Date and July 31, 2003), and (ii) PM&C shall have irrevocably transferred to such trustee cash in an amount equal to the aggregate outstanding amount of the Original Subordinated Notes plus all interest accrued and to accrue on the Original Subordinated Notes to the redemption date specified in the notice of redemption (which shall be no later than the earlier of thirty-one (31) days after the Closing Date and July 31, 2003), and instructed such trustee to apply such cash to the redemption of the Original Subordinated Notes on such redemption date;

                  (r) for any reason, less than $70,000,000 of Original Principal of the Loans shall be outstanding on or prior to July 1, 2003;

then and upon every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Required Lenders as provided in Article XI, the Commitments shall terminate and (i) the entire principal amount of the Notes plus all accrued and unpaid interest on the Notes and (ii) any and all other Indebtedness of the Borrower to the Lenders shall immediately become due and payable, both as to principal and interest, without presentment, demand, prior notice, or protest, all of which are hereby expressly waived, anything contained herein or in the Notes or other evidence of such indebtedness to the contrary notwithstanding (except in the case of an Event of Default relating to the Borrower under clause (iv) or (v) of paragraph (l) or under paragraph (m) of this Article VIII, in which event the Commitments shall automatically terminate and (i) the entire principal amount of the Notes plus all accrued and unpaid interest on the Notes and (ii) any and all other Indebtedness of the Borrower to the Lenders shall automatically become due and payable).

                                   ARTICLE IX

                            REMEDIES ON DEFAULT, ETC.
                            -------------------------

                  In case any one or more Events of Default shall occur and be continuing, the Agent and the Lenders may proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Agreement or any Loan Document, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law, all subject to the provisions of Article XI. IN THE EVENT THAT THE AGENT SHALL APPLY FOR THE APPOINTMENT OF, OR TAKING POSSESSION BY, A TRUSTEE, RECEIVER OR LIQUIDATOR OF THE BORROWER OR ANY OF ITS SUBSIDIARIES OR OF ANY OTHER SIMILAR OFFICIAL, TO HOLD OR LIQUIDATE ALL OR ANY SUBSTANTIAL PART OF THE PROPERTIES OR ASSETS OF THE BORROWER OR SUCH SUBSIDIARY FOLLOWING THE OCCURRENCE OF A DEFAULT IN PAYMENT OF ANY AMOUNT OWED TO THE AGENT OR ANY LENDER HEREUNDER, THE BORROWER, FOR ITSELF AND ON BEHALF OF ITS SUBSIDIARIES (WITH ALL DUE AND PROPER AUTHORIZATION OF THE BOARDS OF DIRECTORS, PARTNERS OR MEMBERS, AS THE CASE MAY BE, OF EACH OF THE SUBSIDIARIES), HEREBY JOINTLY AND SEVERALLY CONSENT TO SUCH APPOINTMENT AND TAKING OF POSSESSION AND AGREE TO EXECUTE AND DELIVER ANY AND ALL DOCUMENTS REQUESTED BY THE AGENT RELATING THERETO (WHETHER BY JOINING IN A PETITION FOR THE VOLUNTARY APPOINTMENT OF, OR ENTERING NO CONTEST TO A PETITION FOR THE APPOINTMENT OF, SUCH AN OFFICIAL OR OTHERWISE, AS APPROPRIATE UNDER APPLICABLE LAW). No right conferred upon the Agent or the Lenders hereby or by any Loan Document shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

                                    ARTICLE X

                                   THE AGENT.
                                   ----------

         Section 10.01. Appointment, Powers and Immunities.

                  (a) Each Lender hereby irrevocably (subject to Section 10.08) designates and appoints DBS Investors Agent, Inc., which designation and appointment is coupled with an interest, as the Agent of such Lender under this Agreement and the other Loan Documents, acting in the capacity of an administrative agent, and each such Lender irrevocably authorizes DBS Investors Agent, Inc., as the Agent of such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

                  (b) The Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 shall include reference to its affiliates and its own and such affiliates' officers, directors, employees and agents) shall not: (i) have any duties or responsibilities to be a trustee or other fiduciary for any Lender; (ii) be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by either of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability, perfection or sufficiency of this Agreement, any Note, any Security Document or any other document referred to or provided for herein or for any failure by any Company or any other Person to perform any of its obligations hereunder or thereunder; (iii) be required to initiate or conduct any litigation or collection proceedings hereunder except to the extent requested by the Required Lenders; and (iv) be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct.

                  (c) The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact it selects with reasonable care.

                  (d) Subject to the foregoing, to Article XI and to the provisions of any intercreditor agreement among the Lenders in effect from time to time, the Agent shall, on behalf of the Lenders, (i) hold and apply any and all Collateral, and the proceeds thereof, at any time received by it, in accordance with the provisions of the Security Documents and this Agreement;
(ii) exercise any and all rights, powers and remedies of the Lenders under this Agreement, the Security Documents and the other Loan Documents, including the giving of any consent or waiver or the entering into of any amendment, subject to the provisions of Article XI; (iii) execute, deliver and file UCC Financing Statements and other such agreements, and possess instruments on behalf of any or all of the Lenders; and (iv) in the event of acceleration of the Borrower's Indebtedness hereunder, sell or otherwise liquidate or dispose of any portion of the Collateral held by it and otherwise exercise the rights of the Lenders hereunder and under the Security Documents.

                  (e) The Lenders hereby authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination or expiration of the Commitments and payment in full of all of the Obligations, (ii) constituting property sold or to be sold or disposed of as part of or in connection with any Disposition expressly permitted hereunder or under any other Loan Document or to which the requisite number of Lenders have consented as provided herein or (iii) otherwise pursuant to and in accordance with the provisions of any applicable Loan Document. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release Collateral pursuant to this Section.

         Section 10.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any communication by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders or the Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on the Lenders.

         Section 10.03. Events of Default. The Agent shall not be deemed to have knowledge of the occurrence of an Event of Default (other than the non-payment of principal of or interest on the Notes) unless it has received written notice from any Lender or the Borrower specifying such Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of an Event of Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 10.07) take such action with respect to such Event of Default as shall be directed by the Required Lenders, as provided under Article XI, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action on behalf of the Lenders, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interest of the Lenders.

         Section 10.04. Rights as a Lender. With respect to its Commitment, if any, and the Loans made by DBS Investors Agent, Inc. hereunder, if any, DBS Investors Agent, Inc. shall have the same rights and powers hereunder as any other Lenders and may exercise the same as though it were not acting as the Agent. The Agent and its affiliates may, without having to account therefor to the Lenders and without giving rise to any fiduciary or other similar duty to any Lender, accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and any of its Affiliates as if it were not acting as an Agent and as if it were not a Lender, and the Agent may accept fees and other consideration from any Company or PCC for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         Section 10.05. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section l3.02, but without limiting the obligations of the Borrower under such Section 13.02), ratably in accordance with the aggregate principal amount of the Notes and Commitments held by the Lenders (or, if no such principal or interest is outstanding, ratably in accordance with their respective Commitments) for any and all liabilities, obligations, losses, damages, penalties, action, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent any way relating to or arising out of this Agreement or any other Loan Document contemplated by or referred to herein or the transactions contemplated by or referred to herein or therein (including, without limitation, the costs and expenses which the Borrower is obligated to pay under Section 13.02) or the enforcement of any of the terms of this Agreement or of any other Loan Document or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

         Section 10.06. Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lenders, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Companies and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lenders, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Companies of this Agreement or any other Loan Document or to inspect the properties or books of the Companies. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or businesses of the Companies or PCC (or any of their Affiliates) which may come into the possession of the Agent or any of its affiliates. Notwithstanding the foregoing, the Agent will provide to the Lenders any and all information reasonably requested by them and reasonably available to the Agent promptly upon such request.

         Section 10.07. Failure to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         Section 10.08. Resignation of Agent. DBS Investors Agent, Inc. (or any other Agent hereunder), may resign as the Agent at any time by giving ten (10) days' prior written notice thereof to the Lenders and the Borrower. Any such resignation shall take effect at the end of such ten (10) day period or upon the earlier appointment of a successor Agent by the Required Lenders as provided below. Upon any resignation of DBS Investors Agent, Inc. (or any other Agent hereunder), and subject to the Borrower's approval (which approval shall not be unreasonably withheld or delayed and shall not be required with respect to any such appointment made during the existence of any Event of Default) the Required Lenders shall appoint a successor agent from among the Lenders or, if such appointment is deemed inadvisable or impractical by the Required Lenders, another financial institution with a combined capital and surplus or net tangible assets of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent. After the effective date of the resignation of an Agent hereunder, the retiring Agent shall be discharged from its duties and obligations hereunder, provided that the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent. In the event that there shall not be a duly appointed and acting Agent, the Borrower agrees to make each payment due to the Agent hereunder and under the Notes, and the other Loan Documents if any, directly to each Lender entitled thereto, pursuant to written instructions provided by the resigning Agent or, after such resignation, the Lenders, and to provide copies of each certificate or other document required to be furnished to the Agent hereunder, if any, directly to each Lender.

         Section 10.09. Cooperation of Lenders. Each Lender shall (a) promptly notify the other Lenders and the Agent of any Event of Default known to such Lender under this Agreement and not reasonably believed to have been previously disclosed to the other Lenders; (b) provide the other Lenders and the Agent with such information and documentation as such other Lenders or the Agent shall reasonably request in the performance of their respective duties hereunder, including, without limitation, all information relative to the outstanding balance of principal, interest and other sums owed to such Lender by the Borrower; and (c) cooperate with the Agent with respect to any and all collections and/or foreclosure procedures at any time commenced against the Borrower or otherwise in respect of the Collateral by the Agent in the name and on behalf of the Lenders.

                                   ARTICLE XI

                        ENTIRE AGREEMENT; AMENDMENTS AND
                        --------------------------------
                    WAIVERS; SEPARATE ACTIONS BY THE LENDERS.
                    -----------------------------------------

                  (a) This Agreement (including the Schedules hereto) and the other Loan Documents constitute the entire agreement of the parties herein and supersede any and all prior agreements, written or oral, as to the matters contained herein, and no modification or waiver of any provision hereof or of the Notes or any other Loan Document, nor consent to the departure by any Company therefrom, shall be effective unless the same is in writing, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as hereafter provided, the consent of the Required Lenders shall be required and sufficient (i) to amend, with the consent of the Borrower, any term of this Agreement, the Notes or any other Loan Document or to waive the observance of any such term (either generally or in a particular instance or either retroactively or prospectively); (ii) to take or refrain from taking any action under this Agreement, the Notes, any other Loan Document or applicable law, including, without limitation, (A) the acceleration of the payment of the Notes, (B) the termination of the Commitments, (C) the exercise of the Agent's and the Lenders' remedies hereunder and under the Security Documents and (D) the giving of any approvals, consents, directions or instructions required under this Agreement or the Security Documents; provided that no such amendment, waiver, consent or other action shall, without the prior written consent of each Lender (other than a Defaulting Lender and, with respect to matters addressed in clause (1) below, only such Lenders holding Obligations directly affected thereby),

                           (1) extend the final scheduled maturity of any Loan or Note beyond the Maturity Date (it being understood that no waiver or modification of any condition precedent, covenant or Default shall constitute any such extension), or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof;

                           (2) release any of the Equity Securities of PM&C or all or substantially all of the other Collateral (except as expressly provided in this Agreement or the Security Documents) under the Security Documents;

                           (3) amend, modify or waive any provision of Section 1.05(b) or this Article XI;

                           (4) reduce any percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Commitments are included on the Closing Date); or

                           (5) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement;

and provided, further, that no such amendment, waiver, consent or other action shall (x) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that no waiver or modification of any condition precedent, covenant or Default shall constitute an increase in the respective Commitment of any Lender) and (y) without the consent of the Agent, amend, modify or waive any provision of Article X as same applies to the Agent or any other provision of any Loan Document as same relates to the rights or obligations of the Agent.

                  (b) Any amendment or waiver effected in accordance with this
Article XI shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Borrower. The Lenders' failure to insist (directly or through the Agent) upon the strict performance of any term, condition or other provision of this Agreement, any Note, or any of the Security Documents or other Loan Documents, or to exercise any right or remedy hereunder or thereunder, shall not constitute a waiver by the Lenders of any such term, condition or other provision or Default in connection therewith, nor shall a single or partial exercise of any such right or remedy preclude any other or future exercise, or the exercise of any other right or remedy; and any waiver of any such term condition or other provision or of any such Default shall not affect or alter this Agreement, any Note or any of the Security Documents or other Loan Documents, and each and every term, condition and other provision of this Agreement, the Notes and the Security Documents or other Loan Documents shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent Default in connection therewith. An Event of Default hereunder and under any Note or Security Document shall be deemed to be continuing unless and until cured or waived in writing by the applicable Lenders, as provided in subsection (a) above.

                                   ARTICLE XII

              BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS.
              -----------------------------------------------------

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors and permitted assigns, and all subsequent holders of any of the Notes or any portion thereof.

                  (b) Each Lender may assign its rights and interests under this Agreement, the Notes and the Security Documents and/or delegate its obligations hereunder and thereunder, in whole or in part, and sell participations in the Notes and the Security Documents as security therefor, provided as follows:

                      (i) Any such assignment, other than an assignment in whole, made other than to (A) another Lender, (B) a separately organized branch of a Lender or (C) a Related Lender Party, shall reflect an assignment of such assigning Lender's Notes and Commitments which is in an aggregate principal amount of at least $1,000,000, unless each of the Borrower and the Agent otherwise consents to a lesser amount.

                      (ii) Notwithstanding any provision of this Agreement to the contrary, (A) each Lender may at any time pledge all or any portion of its rights under this Agreement and each of the other Loan Documents, including without limitation its Loans and the Notes held by such Lender, to a Federal Reserve Bank (or equivalent thereof in the case of Lenders chartered outside of the United States) in support of borrowings made by such Lender from such Federal Reserve Bank and (B) any Lender that is a fund that invests in bank loans may, without the consent of the Agent or the Borrower, pledge all or any portion of its Notes or Loans to any holders of obligations owed, or securities issued, by such fund, as security for such obligations or securities, or to any trustee for, or any other representative of, such holders; provided that any foreclosure or similar action by such trustee shall be subject to the provisions of this Section concerning assignments. No pledge pursuant to this subsection
(ii) shall release the transferor Lender from any of its obligations and liabilities under the Loan Documents.

                      (iii) Any assignments and/or delegations made hereunder shall be pursuant to an instrument of assignment and acceptance (the "Assignment and Acceptance") substantially in the form of Schedule 12 and the parties to each such assignment shall execute and deliver to the Agent for its acceptance the Assignment and Acceptance together with any Note or Notes subject thereto. Upon such execution and delivery, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof unless otherwise permitted by the Agent, (A) the assignee thereunder shall become a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with applicable Commitments as set forth therein and (B) the assigning Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement as to that portion of its obligation being so assigned and delegated. The Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of the assignee as a Lender and the resulting adjustments of the Commitments arising from the purchase by and delegation to such assignee of the rights and obligations of such assigning Lender under this Agreement.

                      (iv) The Agent, on behalf of the Borrower, shall maintain at the address of the Agent referred to in Section 13.03 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of and principal amounts of the Loans owing to, and any Notes evidencing the Loans owned by, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                      (v) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and the assignee together with the Note or Notes subject to such assignment (or a standard indemnity letter from the respective assigning Lender in respect of any lost Note or Notes) and payment by the assigning Lender or the assignee to the Agent of registration and processing fees of $3,500 in the aggregate (except with respect to assignments (A) to any Related Lender Party or another Lender or (B) by the Agent, in its capacity as Lender), the Agent shall promptly accept such Assignment and Acceptance and record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. Such Assignment and Acceptance and the assignment evidenced thereby shall only be effective upon appropriate entries with respect to the information contained therein being made in the Register pursuant to subparagraph (iv) above.

                      (vi) Within five (5) Business Days after receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for evidence of the delivery to the Agent of a copy of each such surrendered Note, marked "Superseded", one or more new Notes payable to the order of such assignee in an amount equal to the portion of the applicable Commitment assumed and/or Loans purchased by such assignee pursuant to such Assignment and Acceptance and a new Note payable to the order of the assigning Lender in an amount equal to the portion of the applicable Commitments and/or Loans retained by it hereunder. Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form provided in Section
1.01. Copies of the superseded Notes shall be delivered to the Borrower upon execution and delivery of such new Notes and the original superseded Notes shall be returned to the assignors thereof.

                      (vii) Each Lender may sell participations in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Notes held by it); provided, however, that, no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document, except to the extent such amendment or waiver would (A) extend the final scheduled maturity of any Loan or
Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that no waiver or modification of any condition precedent, covenant or Default or of any mandatory reduction in the aggregate Commitments shall constitute a change in the terms of such participation, that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof and that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (A)), (B) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (C) release any of the Equity Securities of PM&C or all or substantially all of the other Collateral under all of the Security Documents (except as expressly provided in the Security Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

                      (viii) Except for an assignment made to (i) another Lender, (ii) a separately organized branch of a Lender or (iii) a Related Lender Party, and except during the existence of a Default, no assignment referred to above shall be permitted without the prior written consent of the Agent and the Borrower, which consent shall not be unreasonably withheld or delayed.

                      (ix) If DBS Investors, LLC intends to assign or grant a participation in all or a portion of its Loan, or if Pegasus Partners II, L.P. intends to assign any portion of its membership interests in DBS Investors, LLC, or if DBS Investors, LLC intends to issue any membership interests to any Person other than Pegasus Partners II, L.P., such that after giving effect to any such assignment, participation or issuance, DBS Investors, LLC and its Affiliates would own, directly or indirectly, less than a majority of the aggregate outstanding principal amount of the Loans and unutilized Commitments (it being understood that for purposes of this clause (ix) only, DBS Investors, LLC shall be deemed to own only that portion of the Loans and Commitments held by DBS Investors, LLC which is equal to the ownership interest of Pegasus Partners II, L.P. and its Affiliates in DBS Investors, LLC at such time), then, prior to any such assignment, participation or issuance, DBS Investors, LLC will provide the Borrower with at least three (3) Business Days prior notice to afford the Borrower an opportunity to introduce DBS Investors, LLC to prospective assignees or participants of such Loans or prospective assignees or purchasers of such membership interests.

                      (x) In the event Avenue Special Situations Fund II, LP or its Affiliates (collectively, "Avenue") refuse to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of Avenue pursuant to clause (ii) of the definition of Required Lenders and such amendment, waiver or other modification has previously been consented to by Lenders, excluding Defaulting Lenders, holding more than fifty percent (50%) of the aggregate outstanding principal amount of the Loans and unutilized Commitments, the Borrower shall have the right, at its sole expense and effort, so long as no Event of Default then exists, to replace Avenue with one or more new lenders (each, a "New Lender") reasonably acceptable to the Agent, provided that:

                           (A) at the time of any replacement pursuant to this paragraph, the New Lender shall enter into one or more Assignment and Acceptances pursuant to paragraph (b) of Article XII (with all fees payable pursuant to such paragraph (b) to be paid by the Borrower or the New Lender), pursuant to which the New Lender shall acquire the Commitment and outstanding Loans of Avenue, and in connection therewith
         (i) the New Lender shall pay to Avenue an amount equal to the principal amount of, and all accrued interest on, all outstanding Loans of Avenue and (ii) the Borrower shall pay to Avenue an amount equal to the difference (if any) between the Fixed Early Payment Amount and the principal amount of all outstanding Loans of Avenue; and

                           (B) all obligations of the Borrower owing to Avenue under the Loan Documents (other than those expressly described in the preceding subparagraph (A) in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to Avenue by the Borrower concurrently with such replacement.

Upon the execution of the respective Assignment and Acceptance, the payment of the amounts referred to in subparagraphs (A) and (B) above and delivery to the New Lender of the appropriate replacement Notes executed by the Borrower, the New Lender shall become a Lender hereunder and Avenue shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to Avenue under this Agreement, which shall survive as to Avenue.

                      (xi) The Borrower may not assign any of its rights or delegate any of its duties or obligations hereunder.

                      (xii) Any Lender may, in connection with any assignment or participation pursuant to this Section, disclose to the assignee or participant any information relating to the Companies furnished to such Lender by or on behalf of the Borrower and such assignee or participant shall treat such information as confidential. Notwithstanding anything herein to the contrary, any party to this Agreement (and each employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) related to such tax treatment and tax structure; provided, that this sentence shall not permit any person to disclose the name of, or other information that would identify, any party to such transactions or to disclose confidential commercial information regarding such transactions.

                                  ARTICLE XIII

                                 MISCELLANEOUS.
                                 --------------

         Section 13.01. Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto, shall survive the making by the Lenders of the Loans and shall continue in full force and effect so long as any Obligation is outstanding and unpaid or any Lender has any obligation to advance funds to the Borrower hereunder. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Agreement and the other Loan Documents relating to indemnification or payment of fees, costs and expenses, including without limitation the provisions of Sections 1.08, 1.09, 10.05, 13.02 and 13.14, shall survive the payment in full of all Loans, the termination or expiration of the Commitments and any termination of this Agreement or of any other Loan Document.

         Section 13.02. Fees and Expenses; Indemnity; Etc. The Borrower agrees:

                  (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, interpretation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and any other Transaction Documents and the consummation and administration of the transactions contemplated hereby, including without limitation the reasonable fees and disbursements of (i) counsel to the Agent (including, without limitation, the fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP or similar counsel), and (ii) such agents of the Agent not regularly in its employ, and accountants, other auditing services, consultants and appraisers engaged by or on behalf of the Agent or by the Borrower at the request of the Agent (collectively, "Third Parties");

                  (b) to pay or reimburse the Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and any other Loan Documents, including, without limitation, the reasonable fees and disbursements of (i) counsel to the Agent and (ii) Third Parties;

                  (c) in the event of the occurrence of an Event of Default hereunder, to, immediately upon request of any Lender from time to time, pay or reimburse the Lenders for the reasonable fees and disbursements of counsel for the respective Lenders engaged for the preservation or enforcement of such Lender's rights under this Agreement or any other Loan Documents relating to such Event of Default;

                  (d) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and taxes, lien discharge fees and taxes, intangible taxes and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes and any other Loan Documents; and

                  (e) to pay, indemnify, and hold each Lender and the Agent (and their respective directors, officers, employees, agents and other affiliates) harmless (including, without limitation, for the fees and disbursements of counsel) from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or any transaction contemplated by, any Loan Document or the use or proposed use of the proceeds of the Loans or the refinancing or restructuring of the credit arrangement provided under this Agreement in the nature of a "work-out" or any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of any Company or any other party other than the Lender or the Agent to any Loan Document or in connection with any pending or future litigations involving any Company or PCC, including the Litigation (all the foregoing in this clause (e), collectively, the "indemnified liabilities");

                  (f) not, without the Agent's prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claims, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Lender or the Agent is a party thereto) unless such settlement, compromise, consent or termination includes a release of each Lender and the Agent from any liabilities arising out of such action, claim, suit or proceeding;

provided, that the Borrower shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent or any such Lender. The agreements in this Section shall survive repayment of the Notes and all other amounts payable hereunder.

         Section 13.03. Notice.

                  (a) All notices, requests, demands and other communications provided for hereunder (including without limitation Loan Requests) shall be in writing (including telecopied communication) and mailed or telecopied or delivered to the applicable party at the addresses indicated below.

         If to the Agent:

                  DBS Investors Agent, Inc.
                  c/o Pegasus Partners II, L.P.
                  99 River Road
                  Cos Cob, CT  06807-2514
                  Attention: Jonathan Berger
                  Telecopy No.: (203) 629-0986

and if to any Lender, at the address set forth on the appropriate signature page hereto or, with respect to any assignee of the Notes under Article XII, at the address designated by such assignee in a written notice to the other parties hereto.;

         in each case (except for routine communications), with a copy to:

                  Douglas A. Cifu, Esq.
                  Paul, Weiss, Rifkind, Wharton & Garrison LLP
                  1285 Avenue of the Americas
                  New York, NY  10019-6064
                  Telecopy No.:  (212) 757-3990

         If to the Borrower:

                  Pegasus Media & Communications Finance Corporation 225 City Line Avenue
                  Bala Cynwyd, Pennsylvania  19004
                  Telecopy No.:  (610) 934-7072
                  Attention:  Marshall W. Pagon

         with a required copy to Scott A. Blank, Esq. at the immediately foregoing address

         and

         with a copy (except for routine communications) to:

                  Michael B. Jordan, Esq.
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th and Cherry Street
                  Philadelphia, Pennsylvania  19103-6996
                  Telecopy No.:  (215) 988-2757
         or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

                  (b) The address of the Agent for payment hereunder is as follows:

                   DBS Investors Agent, Inc.
                   c/o Pegasus Partners II, L.P.
                   99 River Road
                   Cos Cob, CT  06807-2514
                   Attention:  Eileen Kelsh-Ambach
                   Telecopy No.:  (203) 629-0986

                   Wire Instructions:
                   JPMorgan Chase Bank 1211 Avenue of the Americas, 33rd Floor New York, NY 10036-8890 ABA #: 021-000021 For
                   credit to: Pegasus Partners II, LP for further credit to DBS Investors Agent, Inc. Account #967-966-469


         Section 13.04. Governing Law. This Agreement and the Notes shall be construed in accordance with and governed by the internal laws of the State of New York (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

         Section 13.05. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) THE BORROWER, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS ARISING HEREUNDER OR UNDER THE NOTES OR THE SECURITY DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY,

AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, THE BORROWER CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE BORROWER AT THE ADDRESS PROVIDED HEREIN. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO THE MAXIMUM EXTENT PERMITTED BY LAW.

                  (b) WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

         Section 13.06. Severability. Any provision of this Agreement, the Notes or any of the Security Documents or other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 13.07. Section Headings, Etc. Any Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 13.08. Several Nature of Lenders' Obligations. Notwithstanding anything in this Agreement, the Notes or any of the Security Documents to the contrary, all obligations of the Lenders hereunder shall be several and not joint in nature, and in the event any Lender fails to perform any of its obligations hereunder, the Borrower shall have no recourse against any other Lender(s) who has (have) performed its (their) obligations hereunder. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, subject to the provisions of Article XI or
Article XII, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         Section 13.09. Counterparts. This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

         Section 13.10. Knowledge and Discovery. All references in this Agreement to "knowledge" of, or "discovery" by, the Borrower shall be deemed to include, without limitation, any such knowledge of, or discovery by, the Borrower or any executive officer of the Borrower.

         Section 13.11. Amendment of Other Agreements. All references in this Agreement to other documents and agreements to which the Lenders are not parties (including without limitation the Credit Agreement, the Acquisition Agreements, the PSC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Exchange Indenture, the PSC 1997 Indenture, the Golden Sky Exchange Indentures, the PSC 1998 Indenture, the PSC 2001 Indenture, the Management Agreement, the Subordinated Debt Documents, the NRTC Member Agreements and any other DBS Agreements) shall be deemed to refer to such documents and agreements as presently constituted and, except for any amendments and modifications not prohibited under Section 7.13, not as hereafter amended or modified unless the Lenders shall have expressly consented in writing to such amendment(s) or modification(s).

         Section 13.12. FCC and Municipal Approvals. Notwithstanding anything herein or in any of the Security Documents to the contrary, but without limiting or waiving in any way the Borrower's obligations under the applicable provisions of the Security Documents, the Agent's and the Lenders' rights hereunder and under the Security Documents are subject to all applicable rules and regulations of the FCC and other Specified Authorities. The Agent and the Lenders will not take any action pursuant to this Agreement or the Security Documents which would constitute or result in any assignment or transfer control of any FCC License, whether de jure or de facto, if such assignment or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC), the prior approval of the FCC or other Specified Authority, without first obtaining such approval. The Agent and the Lenders specifically agree that (a) voting rights in the ownership interests of the Companies will remain with the holders thereof even in an Event of Default unless any required prior consent of the FCC or other Specified Authority shall be obtained to the transfer of such voting rights; (b) in an Event of Default, there will be either a private or public sale of the ownership interests of the Companies; and (c) prior to the exercise of member or other equityholder rights by a purchaser at such sale, the prior consent of the FCC, pursuant to 47 USC ss. 310(d), in each case only if required, will be obtained prior to such exercise. The Borrower agrees to take any action which the Agent or any Lender may reasonably request in order to cause the Agent and the Lenders to obtain and enjoy the full rights and benefits granted to by this Agreement and the other Loan Documents, including specifically, at the cost and expense of the Borrower, the use of its best efforts to assist in obtaining approval of the FCC or any state or municipality or other governmental authority for any action or transaction contemplated by this Agreement or any Security Document which is then required by law, and specifically, without limitation, upon request following an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or such state or municipality or other governmental authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC License or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by or on behalf of the Lenders or (iii) any assumption by the Agent or the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement.

         Section 13.13. Disclaimer of Reliance. The Borrower has not relied on any oral representations concerning any of the terms or conditions of the Loans, the Notes, this Agreement or any of the Security Documents in entering into the same. The Borrower acknowledges and agrees that none of the officers of the Agent or any Lender has made any representations that are inconsistent with the terms and provisions of this Agreement, the Notes and the Security Documents, and neither the Borrower nor any of its Affiliates has relied on any oral promises or representations in connection therewith.

         Section 13.14. Environmental Indemnification. Without limiting the generality of Section 13.02, in consideration of the execution and delivery of this Agreement by the Lenders and the making of the Loans, the Borrower hereby indemnifies, exonerates and holds the Lenders and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Environmental Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to:

                  (a) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the release by any Company or PCC of any Hazardous Material; or

                  (b) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Company or PCC of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expense or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, any Company or PCC;

except, in each case, for any such Environmental Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's negligence or misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Environmental Liabilities which is permissible under applicable law. Notwithstanding anything to the contrary herein contained, the obligations and liabilities under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released in whole or in part irrespective of whether all the Obligations have been paid in full or the Commitments have been terminated.

                  Section 13.15. Effectiveness. This Agreement shall become binding upon the parties hereto (the "Agreement Effective Date"), and the Borrower shall be irrevocably obligated to perform all of its obligations hereunder from and after the Agreement Effective Date, when (a) the Agent shall have received one or more counterparts of this Agreement, executed by a duly authorized officer of each party hereto or, in the case of any Lender, telecopier confirmation to the Agent that a duly authorized officer of such Lender has executed a counterpart of this Agreement and that such counterpart has been sent to the Agent, (b) the Agent, for the ratable benefit of the Lenders, has received the fees referred to in Section 1.07(a), (c) the Borrower shall have executed and delivered to the Agent, the Notes and the Security Agreement, and all Uniform Commercial Code Financing Statements required by the Agent or its counsel shall have been filed on or before the Agreement Effective Date, (d) the Borrower shall have executed and delivered to the Agent, a certificate as to financial matters with respect to the operations of the Companies' and PCC's businesses, certified by an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Agent, (e) PCC shall have executed and delivered to the Agent, the Warrant Agreements, (f) the Parent shall have executed and delivered to the Agent, the Indemnity Agreement and (g) all of the fees and expenses payable or reimbursable pursuant to Section 13.02(a) shall have been paid in full.

                                   ARTICLE XIV

                                  DEFINITIONS.
                                  ------------

                  As used herein the following terms have the following respective meanings:

                  Accountants. See Section 6.05.

                  Acquisition. The acquisition by any Operating Company, whether by way of the purchase of assets or stock, by merger or consolidation or otherwise, of (i) exclusive (or, with the prior written consent of the Required Lenders, non-exclusive) DBS Rights for the delivery of DIRECTV or (ii) any broadcast television business, including without limitation a swap of any such existing DBS Rights or business for any other such DBS Rights or any other such business or an equity contribution of any such DBS Rights or business to a Subsidiary of PM&C by any Affiliate of any Operating Company.

                  Acquisition Agreements. With respect to any Permitted Acquisition, the respective acquisition, purchase or other agreement which sets forth the terms and conditions of such acquisition.

                  Affiliate(s). With respect to any Person, any other Person that would be considered to be an affiliate of any Company under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Company were issuing securities.

                  Agent. See the Preamble.

                  Agreement. See the Preamble.

                  Agreement Effective Date.  See Section 13.15.

                  Annualized EBITDA. For any date, (a) Location Cash Flow derived from the DBS Subsidiaries for the most recently ended fiscal quarter multiplied by four (4), plus (b) Location Cash Flow derived from the other Consolidated Companies for such fiscal quarter and the immediately preceding three (3) fiscal quarters minus (c) corporate overhead charges for all of the Consolidated Companies for such fiscal quarter and the immediately preceding three (3) fiscal quarters (including Management Fees), all determined on a Consolidated basis in accordance with GAAP.

                  Approved Institution. See the definition of "Cash
Equivalents".

                  Assignment and Acceptance. See Article XII.

                  Audited Financial Statements. See Section 1.03.

                  Authorized Officer. With respect to any certificate, agreement or other document to be executed by or on behalf of any Company, the chairman, president, chief executive officer, chief operating officer, chief financial officer, vice president, treasurer or director (serving as an officer) of such entity, who shall, in any event, be an officer duly authorized by all required action of such entity to execute and deliver such document.

                  Avenue. See Article XII.

                  Borrower. See the Preamble.

                  Borrower Collateral Account. The "Borrower Collateral Account", as defined in the Security Agreement.

                  Borrower Leverage Ratio.  See Section 5.01.

                  Borrowing Date. With respect to any Loans requested hereunder, the date such Loans are to be made.

                  Budget. See Section 6.05.

                  Business Day. Any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are open for the transaction of a substantial part of their commercial banking business.

                  Capital Lease. Any lease of property (real, personal or mixed) which, in accordance with GAAP and Statement No. 13 of the Financial Accounting Standards Board would be capitalized on the lessee's balance sheet.

                  Capital Lease Obligations. All obligations of the Consolidated Companies to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property (real, personal or mixed) to the extent such obligations are required to be classified and accounted for as a capital lease on any such Consolidated Company's balance sheet under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  Cash Equivalents. (a) Investments (of one year or less) in direct or guaranteed obligations of the United States, or any agency thereof;
(b) investments (of 90 days or less) in certificates of deposit of the Lenders or any other domestic commercial bank of recognized standing having capital, surplus and undivided profits in excess of $100,000,000, membership in the Federal Deposit Insurance Corporation ("FDIC") and senior debt carrying one of the two highest ratings of Standard & Poor's Ratings Service, A Division of McGraw Hill, Inc., or Moody's Investors Service, Inc. (an "Approved Institution"); (c) investments (of 90 days or less) in commercial paper given one of the two highest ratings by an Approved Institution; (d) investments redeemable at any time without penalty in money market instruments placed through a Lender or an Approved Institution;(e) repurchase agreements fully collateralized by United States government securities; and (f) deposits fully insured by the FDIC.

                  CERCLA. The Comprehensive Environmental Response, Compensation and Liability Act of 1989 (42 USC 9601, et. seq.).

                  Change of Control. The occurrence of any of the following events: (i) PM&C shall cease to own directly or indirectly all of the issued and outstanding capital stock of each of its Subsidiaries; (ii) the Borrower shall cease to own from and after the Closing Date all of the issued and outstanding shares of capital stock of PM&C or, after its formation, the L/C Subsidiary;
(iii) the Parent shall cease to own all of the issued and outstanding shares of capital stock of the Borrower and, prior to the Closing Date, all of the issued and outstanding shares of capital stock of PM&C, (iv) PCC shall cease to own at least 51% of all of the issued and outstanding shares of common stock (or other securities entitled to vote in ordinary circumstances and without regard to the happening of any contingency in the election of members of the board of directors) of the Parent, (v) PCC shall cease to retain the voting power to elect a majority of the board of directors of the Parent or (vi) a "Change of Control" (as defined in the Subordinated Indenture, the PSC Preferred Stock Designation, the PSC Subordinated Notes Indenture, the PSC Exchange Indenture, the PSC 1997 Indenture, the Golden Sky Exchange Indentures, the PSC 1998 Indenture or the PSC 2001 Indenture) shall occur.

                  Closing Date. See Section 3.01.

                  Code. The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  Collateral. Collectively, any and all collateral referred to herein and in the Security Documents.

                  Collateral Account Control Agreement. The control agreement in respect of the Borrower Collateral Account dated the Closing Date among the Agent, the Borrower and the agent under the Credit Agreement in form and substance reasonably satisfactory to the Agent, as amended, supplemented or otherwise modified from time to time.

                  Commitment Period. The period from and including the Closing Date to but not including the later of (a) December 31, 2003 and (b) the date which is 180 days from the Closing Date.

                  Commitments. See Section 1.01.

                  Commitment Termination Date. June 1, 2003; provided, that the Commitment Termination Date shall be extended to July 1, 2003 if the Borrower shall have paid to the Agent the Extension Fee in immediately available funds on or prior to 5:00 p.m. (New York time) on June 1, 2003.

                  Companies. Collectively, the Parent, the Borrower, the L/C Subsidiary, PM&C and each Subsidiary of PM&C.

                  Compliance Report.  See Section 6.05.

                  Consolidated and Consolidating. When used with reference to financial or accounting terms, that term as applied to the accounts of the Borrower (or other specified Person) and all of its Subsidiaries, or such of its Subsidiaries as may be specified, consolidated (or combined) or consolidating (or combining), as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries; provided, that, prior to the Closing Date, such term shall apply to the accounts of the Borrower and the Operating Companies on a consolidated basis notwithstanding that the Operating Companies are not Subsidiaries of the Borrower at such time.

                  Consolidated Companies. Collectively, the Borrower, the L/C Subsidiary and the Operating Companies.

                  Controlled Group. All trades or businesses (whether or not incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

                  Copyright Office. The United States Copyright and Trademark Office or any other federal government agency which may hereafter perform its functions.

                  Credit Agreement. The First Amended and Restated Credit Agreement dated as of January 14, 2000 by and among PM&C, Bankers Trust Company, as administrative agent, and others, as agents, and the lenders named therein, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  DBS. See the Recitals.

                  DBS Agreements. The NRTC Member Agreements and any and all other agreements entered into by PM&C or any of its Subsidiaries from time to time (as amended from time to time with the Required Lenders' consent, if required under this Agreement), to license the right to deliver DBS Services.

                  DBS Business. The Operating Companies' business of marketing of video and audio programming and data information services that are provided through transmission media consisting of space-based satellite broadcasting services, excluding the terrestrial television broadcasting business.

                  DBS Rights. Any rights to market, sell, deliver and retain revenues from direct broadcast television programming initially transmitted over satellite frequencies, and all rights to distribute services of the type known as "DBS Services" under the NRTC Member Agreements, including without limitation all such rights with respect to DIRECTV and DBS under the DirecTV Agreements or the NRTC Member Agreements.

                  DBS Rights Litigation.  See Section 5.02.

                  DBS Subscriber Areas. On any date, all of the geographic areas in which the Operating Companies, or any of them, have the right to distribute DIRECTV and other DBS services, as described in the NRTC Member Agreements.

                  DBS Subsidiaries. Any Subsidiary of PM&C which now or hereafter holds DBS Rights.

                  Default. (a) An Event of Default or (b) an event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

                  Defaulting Lender. Any Lender with respect to which a Lender Default is in effect.

                  DirecTV. DirecTV, Inc., an affiliate of HCG, and any successor thereof.

                  DIRECTV. The video, audio and data services provided over satellite frequencies by DirecTV.

                  DirecTV Agreements. The HCG Agreement (as defined in the NRTC Member Agreements) whether or not assigned to DirecTV by HCG, and any other material agreements under which NRTC has obtained rights to distribute DBS services covered by any of the NRTC Member Agreements or has obtained any other DBS Rights granted to any of the Operating Companies by NRTC.

                  Disposition. See Section 7.03.

                  Dollars and $. Lawful money of the United States of America.

                  EBITDA. For any period with respect to any Consolidated Company, Net Income for such period, plus, to the extent deducted in the determination of Net Income and not otherwise restored in accordance with the definition of such term, (a) Subscriber Acquisition Costs, (b) Total Interest Expense, (c) depreciation, (d) amortization, (e) taxes in respect of income and profits expensed during such period, including without limitation but without duplication payments paid under the Tax Sharing Agreement as permitted in
Section 5.02, (f) Transaction Costs, and (g) other non-cash expenses (including the amortization of television program license and rental fees) minus (h) television program license and rental fees actually paid in cash; all determined on a Consolidated basis in accordance with GAAP.

                  Effective Date.  See Section 1.08.

                  Environmental Laws. Any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

                  Equity Securities. With respect to any Person that is a corporation, the authorized shares of such Person's capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership interests in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person.

                  ERISA. The Employee Retirement Security Act of 1974, as amended.

                  Event of Default. See Article VIII.

                  Excess L/C Cash Collateral. As of any date of determination, the amount, if any, by which the L/C Cash Collateral exceeds 105% of the amount of Indebtedness then outstanding under the L/C Facility or the PM&C L/C Cash Collateral exceeds 105% of the amount of Indebtedness then outstanding under the PM&C L/C Facility.

                  Excess L/C Collateral Event.  See Section 6.12.

                  Exemption Certificate.  See Section 1.09.

                  Extension Fee. A non-refundable extension fee in the amount of $500,000, payable to the Agent, for the ratable benefit of the Lenders, on or prior to June 1, 2003 in immediately available funds.

                  Existing PSC Indebtedness.  See Section 7.01.

                  FAA. The Federal Aviation Administration or any other federal governmental agency which may hereafter perform its functions.

                  FCC. The Federal Communications Commission or any other federal governmental agency which may hereafter perform its functions.

                  FCC Consents. In connection with any Acquisition of broadcast television properties, all consents of the FCC to such Acquisition.

                  FCC Licenses. Any Licenses issued by the FCC to any of the Operating Companies.

                  Finance Subsidiary. A Subsidiary formed and wholly owned by the Special Purpose Subsidiary, (a) to which the Special Purpose Subsidiary contributes all SAC Commissions (as defined in the Credit Agreement) received in exchange for its financing of Subscriber Acquisition Costs for the DBS Subsidiaries, and (b) all shares of capital stock of which the Special Purpose Subsidiary dividends to PSTH immediately after such contribution.

                  Financial Statements. See Section 4.01.

                  Fixed Early Payment Amount. An amount in cash expressed as a percentage of the principal amount (which includes any capitalized interest with respect thereto) of the Notes to be prepaid as follows: (a) 103% if such prepayment occurs after the Closing Date but prior to the first anniversary of the Closing Date; (b) 102% if such prepayment occurs on or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date; (c) 101% if such prepayment occurs on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date and (d) 100% if such prepayment occurs on or after the third anniversary from the Closing Date.

                  GAAP. Generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other entity as may be approved by a significant segment of the accounting profession, as in effect on December 31, 2002, applied on a basis consistent with (a) the application of the same in prior fiscal periods, (b) that employed by the Accountants in preparing the financial statements referred to in Section 6.05(a) and (c) the accounting principles generally utilized in the cable television, broadcast television or direct broadcast satellite industry, as the case may be.

                  Golden Sky Exchange Indentures. The Indentures, each dated May 31, 2001, between the Parent and First Union National Bank, as Trustee, pursuant to which the Golden Sky Exchange Notes were issued.

                  Golden Sky Exchange Notes. Collectively, (a) the Parent's 12-?% Senior Notes Due 2006 in the aggregate principal amount of $195,000,000 and (b) the Parent's 13-1/2% Senior Subordinated Discount Notes Due 2007 in the aggregate principal amount at maturity of $193,100,000; issued on May 31, 2001.

                  Governmental Authority. Any nation or government, any state or other political subdivision thereof and any entity exercising any executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government and any self-regulating organization, including the NASDAQ.

                  Gross Subscriber Additions. For any period, the total amount of Paying Subscribers for DBS services of the DBS Subsidiaries added in the ordinary course of operations of such Operating Companies, excluding (a) any Paying Subscribers which resubscribe to the Operating Companies' DBS services during such period, (b) any Paying Subscribers purchased, acquired or swapped during such period and (c) any Paying Subscribers sold or otherwise disposed of during such period.

                  Guarantee. With respect to the Borrower or a specified Person:

                  (a) any guarantee by the Borrower (or such specified Person) of the payment or performance of, or any contingent obligation by the Borrower (or such specified Person) in respect of, any Indebtedness or other obligation of any primary obligor;

                  (b) any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of the Borrower (or such specified Person), including any binding "comfort letter", "makewell agreement" or "keepwell agreement" written by the Borrower (or such specified Person), to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor;

                  (c) any liability of the Borrower (or such specified Person), as a general partner of a partnership in respect of Indebtedness or other obligations of such partnerships;

                  (d) any liability of the Borrower (or such specified Person) as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture;

                  (e) any liability of the Borrower (or such specified Person) with respect to the tax liability of others as a member of a group (other than a group consisting solely of the Borrower and its Subsidiaries) that is Consolidated for tax purposes; and

                  (f) reimbursement obligations, whether contingent or matured, of the Borrower (or such specified Person) with respect to letters of credit (including, without limitation, under the L/C Facility or the PM&C L/C Facility), bankers acceptances, surety bonds, other financial guarantees and Rate Hedging Agreements, in each case whether or not any of the foregoing are reflected on the balance sheet of the Borrower (or such specified Person) or in a footnote thereto, provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations (whether or not such obligations are outstanding at the time of computation).

                  Hazardous Materials. (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCB's"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted Hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

                  HCG. Hughes Communications Galaxy, Inc. and any successor thereof.

                  Indebtedness or indebtedness. With respect to the Borrower or any specified Person, all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified upon the balance sheet of the Borrower (or other specified Person) as liabilities, but in any event including (without duplication):

                  (a) borrowed money;

                  (b) indebtedness evidenced by notes, debentures or similar instruments,

                  (c) Capital Lease Obligations;

                  (d) the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within 60 days after the incurrence thereof in the ordinary course of business);

                  (e) mandatory redemption or cash dividend rights on capital stock (or other Equity Securities), other than the Parent's Series A and Series B preferred stock,

                  (f) reimbursement obligations, whether contingent or matured, with respect to letters of credit (including, without limitation, under the L/C Facility or the PM&C L/C Facility), bankers acceptances, surety bonds, other financial guarantees and Rate Hedging Agreements (without duplication of other Indebtedness supported or guaranteed thereby);

                  (g) unfunded pension liabilities;

                  (h) obligations that are immediately and directly due and payable out of the proceeds of or production from property;

                  (i) liabilities secured by any Lien existing on property owned or acquired by the Borrower (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

                  (j) all Guarantees in respect of Indebtedness of others.

                  Indemnified Parties.  See Section 13.14.

                  Indemnity Agreement. The Indemnity Agreement dated the Agreement Effective Date among the Parent, the Borrower and the Agent in substantially the form attached as Schedule 14(a), as amended, supplemented or otherwise modified from time to time.

                  Intercreditor Agreement. The Intercreditor Agreement to be dated the Closing Date among the Agent, the agent under the Credit Agreement, and the Borrower in the form attached as Schedule 14(b) (or such other form as shall have been expressly agreed to by the Agent), as subsequently amended, supplemented or otherwise modified from time to time.

                  Interest Expense. For any period with respect to the Consolidated Companies, the aggregate amount (determined on a Consolidated basis in accordance with GAAP) of interest, commitment fees, letter of credit fees and net payments under Rate Hedging Agreements accrued (whether such interest is reflected as an item of expense or capitalized, but excluding interest paid in kind) during such period (including without limitation the fees payable pursuant to Section 1.08), by the Consolidated Companies in respect of all Indebtedness for borrowed money.

                  Investment. With respect to the Borrower or any specified Person and whether made or acquired by purchase, exchange, issuance of stock or other Equity Securities, merger, consolidation, reorganization or otherwise:

                  (a) any share of capital stock, partnership, membership or other equity interest, evidence of Indebtedness or other security issued by any other Person (other than securities acquired in connection with the satisfaction or enforcement of, or as security for, Indebtedness or claims due to the Borrower (or such specified Person));

                  (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person (other than trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable on a current basis in accordance with customary trade terms);

                  (c) any Guarantee of the Indebtedness of any other Person;

                  (d) any acquisition of all, or any division or similar operating unit of, the business of any other Person or the assets comprising such business, division or unit; and

                  (e) any other similar investment.

                  L/C Cash Collateral. The cash collateral of up to 105% of the Permitted L/C Amount maintained in an account of the L/C Subsidiary with the L/C Lender which is subject to a Lien in favor of the L/C Lender securing reimbursement of stand-by letters of credit (including, without limitation, interests, fees and expenses in respect thereof) issued by the L/C Lender under the L/C Facility in favor of the NRTC, as beneficiary, for the account of the Operating Companies in accordance with the NRTC Member Agreements.

                  L/C Collateral Account. The "L/C Collateral Account", as defined in the Security Agreement.

                  L/C Facility. A limited recourse letter of credit facility established by the L/C Subsidiary with the L/C Lender on or after the Closing Date upon satisfaction of the L/C Facility Conditions pursuant to which the L/C Lender issues stand-by letters of credit in Dollar denominations in favor of the NRTC, as beneficiary, for the account of the Operating Companies fully secured by, limited in recourse to, and in a stated amount that does not exceed the aggregate amount of, the L/C Cash Collateral, the documentation evidencing which shall be in form and substance reasonably satisfactory to the Agent.

                  L/C Facility Conditions. The satisfaction of each of the following conditions: (i) the Borrower shall have formed the L/C Subsidiary pursuant to documentation in form and substance reasonably satisfactory to the Agent, free and clear of any Liens, (ii) the Borrower shall have delivered to the Agent a certificate of an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Agent certifying that all of the Equity Securities of the L/C Subsidiary have been duly registered in the name of the

Borrower and pledged to the Agent pursuant to the Security Agreement, (iii) the Agent has possession of the certificates evidencing all of the Equity Securities of the L/C Subsidiary owned by the Borrower, together with stock powers executed in blank by the Borrower, (iv) the L/C Subsidiary shall have delivered to the Agent a certificate of an Authorized Officer of the L/C Subsidiary in form and substance reasonably satisfactory to the Agent certifying that all of the Equity Securities of the L/C Subsidiary have been duly transferred to the Borrower, the Agent has a valid and enforceable first-priority Lien on all of the Equity Interests of the L/C Subsidiary and that the L/C Subsidiary shall make all cash dividends and distributions in respect of the Equity Securities of the L/C Subsidiary only to the L/C Collateral Account, (v) the Agent shall have received
(a) the favorable written opinion of counsel to the Borrower addressed to the Agent and the Lenders in scope and substance reasonably satisfactory to the Agent, (b) copies of the Organizational Documents of the L/C Subsidiary, certified by an Authorized Officer of the L/C Subsidiary, (c) certificates of legal existence and good standing issued as of a recent date by the applicable state of organization and (d) such other supporting documents and certificates as the Agent may reasonably request and (vi) the documentation evidencing (x) the L/C Facility and (y) the pledge of all of the Equity Securities of the L/C Subsidiary owned by the Borrower to the Agent and the control agreement in respect of the L/C Collateral Account shall have become effective and binding on the parties thereto and shall be in form and substance reasonably satisfactory to the Agent.

                  L/C Lender. Any financial institution or institutions reasonably acceptable to the Agent which issues stand-by letters of credit in favor of the NRTC, as beneficiary, for the account of the Operating Companies under the L/C Facility or the PM&C L/C Facility.

                  L/C Subsidiary. A newly formed Delaware corporation wholly-owned by the Borrower and formed for the sole purpose of establishing the L/C Facility with the L/C Lender that engages in no other business activities.

                  Lender Default. (a) The refusal (which has not been retracted) of a Lender to make available its portion of any Loan or (b) a Lender having notified the Borrower and/or the Agent in writing that it does not intend to lend under this Agreement; in either case, other than by reason of any failure of the Borrower to meet any material condition precedent thereto hereunder.

                  Lenders. See the Preamble.

                  License Agreements. The several Operating Agreements dated as of October 31, 1994 between PBT and each of the License Subsidiaries, as the same are in effect as of the date hereof, and all similar Operating Agreements entered into after the date hereof in connection with the acquisition of new Stations.

                  License Subsidiaries. WDBD License Corp., WDSI License Corp., HMW, Inc., Pegasus Broadcast Associates, L.P., and WOLF License Corp., each a Subsidiary of Pegasus Broadcast Television, Inc. formed for the sole purpose of owning one or more FCC Licenses.

                  Licenses. A license, authorization or permit to construct, own or operate any Station granted by the FCC or any other Governmental Authority.

                  Lien. Any mortgage, pledge, hypothecation, deposit arrangement, encumbrance, assignment, lien (statutory or other), charge, option or other security interest, any restriction or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

                  Litigation. See Section 5.02.

                  LMA. A local marketing agreement, program service agreement or time brokerage agreement between a broadcaster and a television station licensee pursuant to which the broadcaster provides programming to, and retains the advertising revenues of, such station in exchange for fees paid to licensee.

                  LMA Purchase Option. Any option to purchase the broadcast station or assets subject thereto which is binding upon any one or more of the Operating Companies.

                  Loan Documents. This Agreement, the Notes, the Security Documents, the PCC Letter Agreement, the Indemnity Agreement, the Intercreditor Agreement and all other agreements, instruments and certificates contemplated hereby and thereby.

                  Loan Request.  See Section 1.03.

                  Loans. Section 1.01.

                  Location Cash Flow. With respect to any Consolidated Company (other than the Special Purpose Subsidiary), for any fiscal period, EBITDA for such period derived from such Consolidated Company, after restoring thereto amounts deducted for corporate overhead charges, determined on a Consolidated basis in accordance with GAAP.

                  Management Fees. Amounts due and payable by the Consolidated Companies (other than the Special Purpose Subsidiary) to the Manager in consideration for management and administrative support services.

                  Manager. Pegasus Communications Management Company, a Pennsylvania corporation which is wholly owned by the Parent.

                  Margin Stock. See Section 4.14.

                  Material Adverse Effect. (a) An adverse effect on the validity or enforceability of this Agreement or any of the other Loan Documents in any material respect, (b) an adverse effect on the condition (financial or other), business, results of operations, prospects or properties of the Companies, taken as a whole, in any material respect or (c) an impairment of the ability of the Companies to fulfill their obligations under this Agreement or any other Loan Document to which any Company is a party, in any material respect.

                  Maturity Date. The date which is the sixth anniversary of the Closing Date.

                  NASDAQ. The NASDAQ Stock Market, Inc.

                  Net Cash Proceeds. With respect to any Disposition, the aggregate amount of all cash payments received by (a) any Company or (b) any Qualified Intermediary, as defined in the United States Treasury Regulations promulgated under Section 1031 of the Code and as used in connection with a like-kind exchange under such Section 1031, directly or indirectly, in connection with such Disposition, whether at the time thereof or after such Disposition under deferred payment arrangements or investments entered into or received in connection with such Disposition, minus the aggregate amount of any legal, accounting, regulatory, title and recording tax expenses, commissions and other fees and expenses actually paid by any Company in connection with such Disposition, and minus any income taxes payable by any Company in connection with and as a result of such Disposition.

                  Net DBS Rights Litigation Proceeds. With respect to the DBS Rights Litigation, the aggregate amount of cash awarded to any Operating Company by any judgment or settlement of the DBS Rights Litigation, whether at the time thereof or under any deferred payment arrangement minus the aggregate amount of cash any Operating Company is obligated to pay to any Person as a result of any judgment or settlement of the litigation encaptioned DIRECTV, Inc. v. Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc., Case No. 01-06220, Central District of California (Hon. Lourdes G. Baird), consolidated with National Rural Telecommunications Cooperative, et al vs. DIRECTV, Inc., et al, Case No. CV-99-5666, Central District of California (Hon. Lourdes G. Baird) (the "Seamless Litigation"); provided, that for a period not to exceed 360 days from the date of the receipt for such proceeds, the Borrower may deposit any cash proceeds, received in connection with the DBS Rights Litigation in the PM&C Collateral Account pending final determination of the Seamless Litigation.

                  Net Income. For any period with respect to any Consolidated Company, net income of such Consolidated Company (other than the Special Purpose Subsidiary) from their respective operations, after deducting all operating expenses, provisions for all taxes and reserves (including Management Fees and reserves for deferred income taxes) and all other proper deductions (including Interest Expense), but excluding (a) any gains or losses derived from any sales of assets made during such period, to the extent such gains or losses are properly includable in the determination of Net Income for such period, or any gains derived from any judgment in or settlement of the Litigation (except to the extent properly includable as a result of the adjustment of programming costs solely for the fiscal quarter in which such judgment or settlement is properly reflected in the Companies' financial statements in accordance with
GAAP) (b) the effect of Trades, and (c) non-cash restructuring charges, provided that subsequent cash payments made in respect of such charges shall be deducted in determining Net Income for the relevant period, all determined on a Consolidated basis in accordance with GAAP.

                  New Lender. See Article XII.

                  Notes. See Section 1.02.

                  NRTC. The National Rural Telecommunications Cooperative, a District of Columbia corporation, and any successor thereto under the NRTC Member Agreements.

                  NRTC Member Agreements. The NRTC/Member Agreements for Marketing and Distribution of DBS Services between any Operating Company and the NRTC, as amended through the date hereof, as originally executed and delivered and as amended in accordance with Section 7.13, pursuant to which the DBS Subsidiaries hold the exclusive rights to provide cable programming services and all other video, audio and data packages transmitted by DirecTV over the DirecTV frequencies (as defined therein) to residential and commercial subscribers in specified service areas, and any other NRTC/Member Agreements for Marketing and Distribution of DBS Services or other agreements between any Operating Company and the NRTC for the provision of DBS services in any other specified service areas not covered by the existing NRTC Member Agreements referred to above.

                  Obligations. The Loans and the other obligations of the Borrower under this Agreement and the other Loan Documents, including without limitation any and all future loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Agent and the Lenders, or any of them, of any kind or nature, whether or not evidenced by any note, mortgage or other instrument, whether arising by reason of an extension of credit, loan, guarantee, letter of credit, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations" also includes, without limitation, all interest, charges, expenses, fees (including attorneys', accountants', appraisers', consultants' and other fees) and any other sums chargeable to the Borrower under this Agreement or any other Loan Documents.

                  Opening Balance Sheet. See Section 4.01.

                  Operating Companies. Collectively, PM&C and each Subsidiary of PM&C.

                  Organizational Documents. (a) With respect to any corporation, its certificate or articles of incorporation and by-laws, (b) with respect to any partnership, its partnership certificate and partnership agreement, (c) with respect to any limited liability company, its certificate of formation and operating agreement and (d) with respect to any other entity, the documents pursuant to which such entity was formed and organized.

                  Original Principal. With respect to any Loan, the original principal of the Loan without giving effect to any increase in the principal amount of such Loan attributable to the capitalization of interest with respect thereto in accordance with Section 1.03(c) hereof.

                  Original Subordinated Notes. The 12 1/2% Series B Senior Subordinated Notes due 2005 of PM&C, in the aggregate principal amount of $85,000,000, issued to the Subordinated Noteholders under the Subordinated Indenture on November 14, 1995, in exchange for the 12 1/2% Series A Senior Subordinated Notes due 2005 of PM&C in the same aggregate principal amount issued under the Subordinated Indenture on July 7, 1995.

                  Parent. Pegasus Satellite Communications, Inc., a Delaware corporation of which the Borrower is a wholly-owned Subsidiary.

                  Participant. See Section 1.11.

                  Patent Litigation.  See Section 5.02.

                  Paying Subscriber. Any subscriber to DBS services provided by a DBS Subsidiary (a) from whom such DBS Subsidiary has received at least one payment for programming service, (b) whose account balance is not more than sixty (60) days past due, measured from the invoice due date thereof, without giving effect to any extensions thereof, and (c) who shall not have disconnected service.

                  PBT. Pegasus Broadcast Television, Inc., a Pennsylvania corporation wholly owned by the Borrower.

                  PCC. Pegasus Communications Corporation, a Delaware corporation of which the Parent is a wholly-owned Subsidiary.

                  PCC Letter Agreement. The letter agreement dated the Closing Date between PCC and the Agent relating to the prohibition from and after the Agreement Effective Date on the sale, license, transfer, assignment or any other migration of subscribers of DBS Services offered by the Operating Companies to competing services offered by any Affiliate of PCC other than the Operating Companies in form and substance reasonably satisfactory to the Agent, as amended, supplemented or otherwise modified from time to time.

                  Permitted Acquisitions.  See Section 7.05.

                  Permitted Cost Sharing Transactions. Any transaction among any Company and an Affiliate of such Company which involves exclusively the arm's-length sharing of operational costs and expenses (and does not involve the sale, license, transfer, assignment or any other migration of any customers of the DBS Business or the payment of Management Fees) among the parties to such transaction, provided that (i) all payments required to be made under any Permitted Cost Sharing Transaction by any Company to any Affiliate shall not exceed the actual cost of providing such services to such Company and (ii) such Permitted Cost Sharing Transaction is in the ordinary course of business, pursuant to the reasonable requirements of such Company's business and upon terms not less favorable to such Company than it could obtain in a comparable arm's-length transaction with a third party other than such Affiliate.

                  Permitted Indebtedness. Indebtedness of PM&C under the Credit Agreement, other Indebtedness of PM&C or any portion or tranche of any such Indebtedness under the Credit Agreement or other Indebtedness of PM&C which would constitute "Bank Facilities" under the PSC 2001 Indenture and, in each case, (i) is secured by a first-priority Lien on substantially all of the assets of the Operating Companies (such Lien to secure each portion or tranche of all such Indebtedness on an equal and ratable basis) and provides for pari passu or equal and ratable payments among the holders of all portions or tranches of all such Indebtedness and (ii) which does not have an effective interest rate (after taking into account the stated interest rate of such Indebtedness, all fees payable under such Indebtedness and the fair market value of any other consideration paid or payable in respect of such Indebtedness) in excess of 12.5% per annum, provided that, in the case of Indebtedness bearing interest at a floating rate based upon a spread over Libor or any other recognized index rate, the stated interest rate of such Indebtedness shall be deemed to be equal to such floating rate calculated on the first date of the incurrence of such Indebtedness under the relevant agreement, so long as the spread in respect of such Indebtedness may not increase during the term of such Indebtedness other than by reason of provisions under which the spread is calculated by reference to leverage or other measures of financial condition or performance so long as the highest spread achievable by reference thereto (as if it had been in effect on the first date of incurrence of such Indebtedness) would not violate clause
(ii) of this definition.

                  Permitted Investments. Investments permitted under Section 7.05(a).

                  Permitted L/C Amount. Initially, $60,000,000, as such amount may be increased from time to time in accordance with the terms of the NRTC Member Agreements in effect on the Agreement Effective Date.

                  Permitted Liens.  See Section 7.02.

                  Permitted Seller Debt. Indebtedness of the Operating Companies to Sellers incurred in connection with Permitted Acquisitions of DBS Businesses in an aggregate amount outstanding at any time not to exceed $10,000,000 which
(a) has terms and conditions satisfactory to the Agent and (b) is not secured other than by a letter of credit issued under an agreement governing Permitted Indebtedness of PM&C.

                  Person or person. Any individual, corporation, partnership, limited liability company, joint venture, trust, business unit, unincorporated organization, or other organization, whether or not a legal entity, or any government or any agency or political subdivision thereof.

                  PM&C. See Preamble.

                  PM&C L/C Cash Collateral. The cash collateral of up to 105% of the Permitted L/C Amount maintained in an account of any Operating Company with the L/C Lender which is subject to a Lien in favor of the L/C Lender securing reimbursement of stand-by letters of credit (including, without limitation, interest, fees, and expenses in respect thereof) issued by the L/C Lender under the PM&C L/C Facility in favor of the NRTC, as beneficiary, for the account of the Operating Companies in accordance with the NRTC Member Agreements.

                  PM&C L/C Facility. A limited recourse letter of credit facility established by any Operating Company with the L/C Lender on or after the Agreement Effective Date pursuant to which the L/C Lender issues stand-by letters of credit in Dollar denominations in favor of the NRTC, as beneficiary, for the account of the Operating Companies fully secured by, limited in recourse to, and in a stated amount that does not exceed the aggregate amount of, the PM&C L/C Cash Collateral, the documentation evidencing which shall be in form and substance reasonably satisfactory to the Agent.

                  PM&C Subordinated Debt. (a) Indebtedness of PM&C and any of its Subsidiaries to the Subordinated Noteholders under the Subordinated Indenture and the Original Subordinated Notes and (b) any Indebtedness which is subject to an Affiliate Subordination Agreement (as defined in the Credit Agreement) pursuant to the Credit Agreement.

                  Prepayment Notice.  See Section 1.05.

                  Properties. See Section 4.21.

                  PSC Exchange Indenture. The Indenture dated as of November 19, 1999 between the Parent and First Union National Bank, as trustee, providing for the issuance of the PSC Exchange Notes.

                  PSC Exchange Notes. The Parent's 12 1/2% Series A Senior Notes Due 2007 in the aggregate principal amount of $155,000,000 issued on November 19, 1999.

                  PSC Leverage Ratio. The meaning given to the term "Indebtedness to Adjusted Operating Cash Flow Ratio" (as applied to indebtedness classified as having been incurred on the basis of such ratio) in the PSC 1998 Senior Indenture, as in effect on the date hereof, without giving effect to any amendment thereto after the date hereof (unless the Required Lenders agree in writing, in their sole discretion, that any such amendment shall be given effect for purposes of this Agreement); provided, however, that the Indebtedness under the Original Subordinated Notes will not be deemed to be "outstanding" and will be deemed to have been "paid in full" if (i) PM&C shall have given notice of redemption of all of the Original Subordinated Notes to the Original Subordinated Note holders pursuant to the Subordinated Indenture (or shall have irrevocably instructed the trustee under the Subordinated Indenture to give such notice of redemption with a redemption date to occur no later than the earlier of thirty-one (31) days after the Closing Date and July 31, 2003), and (ii) PM&C shall have irrevocably transferred to such trustee cash in an amount equal to the aggregate outstanding amount of the Original Subordinated Notes plus all interest accrued and to accrue on the Original Subordinated Notes to the redemption date specified in the notice of redemption (which shall be no later than the earlier of thirty-one (31) days after the Closing Date and July 31,
2003), and instructed such trustee to apply such cash to the redemption of the Original Subordinated Notes on such redemption date.

                  PSC 2001 Indenture. The Indenture dated as of December 19, 2001 between the Parent and J.P. Morgan Trust Company, National Association, as trustee, as originally executed and delivered.

                  PSC 2001 Senior Notes. The Parent's 11.25% Senior Notes due 2010 in aggregate principal amount of $175,000,000, issued pursuant to the PSC 2001 Indenture.

                  PSC 1998 Indenture. The Indenture dated as of November 30, 1998 between the Parent and First Union National Bank, as trustee, as amended pursuant to the First Supplemental Indenture dated as of April 9, 1999.

                  PSC 1998 Senior Notes. The Parent's 9 3/4% Senior Notes due 2006 in the aggregate principal amount of $100,000,000, issued pursuant to the PSC 1998 Indenture.

                  PSC 1997 Indenture. The Indenture dated October 21, 1997 between the Parent and First Union National Bank, as Trustee, as originally executed and delivered.

                  PSC 1997 Senior Notes. The Parent's 9 5/8% Senior Notes due 2005 issued on October 21, 1997 in the aggregate face amount of $115,000,000, pursuant to the PSC 1997 Indenture.

                  PSC Preferred Stock. The Parent's 12.75% Series A Cumulative Exchangeable Preferred Stock issued on February 22, 2001, on the terms and conditions set forth in the PSC Preferred Stock Designation.

                  PSC Preferred Stock Designation. The Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of 12.75% Series A Cumulative Exchangeable Preferred Stock of the Parent filed with the office of the Secretary of State of the State of Delaware on February 22, 2001, as amended by the Certificate of Amendment of Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of 12.75% Series A Cumulative Exchangeable Preferred Stock of the Parent filed with the office of the Secretary of State of the State of Delaware on June 2, 1998.

                  PSC Subordinated Debt. Indebtedness of the Parent under (a) the PSC Subordinated Notes and the PSC Subordinated Indenture and (b) the Parent's 13 1/2% Senior Subordinated Discount Notes Due 2007 issued on May 31, 2001 and the applicable Golden Sky Exchange Indenture.

                  PSC Subordinated Notes. The Parent's 12.75% Senior Subordinated Exchange Notes due 2007 issuable in exchange for PSC Preferred Stock pursuant to the PSC Preferred Stock Designation under the PSC Subordinated Notes Indenture.

                  PSC Subordinated Notes Indenture. The Indenture filed as an exhibit to the PSC Preferred Stock Designation which would govern the PSC Subordinated Notes if issued.

                  PSTH. PST Holdings, Inc., a Delaware corporation which is wholly owned by PM&C and is the parent of the DBS Subsidiaries.

                  Put Offer.  See Section 1.06(b).

                  Quarterly Dates. The last day of March, June, September and December of each fiscal year.

                  Rate Hedging Agreements. Any written agreements evidencing Rate Hedging Obligations.

                  Rate Hedging Obligations. Any and all obligations of the Companies, whether direct or indirect and whether absolute or contingent, at any time created, arising, evidenced or acquired (including all renewals, extensions, modifications and amendments thereof and all substitutions therefor), in respect of: (a) any and all agreements, arrangements, devices and instruments designed or intended to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including without limitation dollar-denominated or cross currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants and so-called "rate swap" agreements; and (b) any and all cancellations, buy-backs, reversals, terminations or assignments of any of the foregoing.

                  Recovering Party.  See Section 1.12.

                  Recovery. See Section 1.12.

                  Register. See Article XII.

                  Regulation D. Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

                  Regulatory Change. With respect to any Lender, any change after the date of this Agreement in any law, rule or regulation (including without limitation Regulation D) of the United States, any state or any other nation or political subdivision thereof, including without limitation the issuance of any final regulations or guidelines, or the adoption or making after the date of this Agreement of any interpretation, directive or request, applying to a class of banks in which such Lender is included under any such law, rule or regulation (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation thereof.

                  Related Lender Party. With respect to any Lender, such Lender's parent company and/or any affiliate of such Lender which is at least fifty percent (50%) owned by such Lender or its parent company or, in the case of any Lender which is a fund investing in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Lender or by a controlled affiliate of such investment advisor.

                  Required Lenders. At any time, Lenders, excluding Defaulting Lenders, holding more than fifty percent (50%) of the aggregate outstanding principal amount of the Loans and unutilized Commitments; provided, that Required Lenders shall include: (i) DBS Investors, LLC, in the event DBS Investors, LLC and its Affiliates collectively hold at such time (after giving effect to any participations) at least 66-2/3% of the aggregate principal amount of Loans and Commitments held by DBS Investors, LLC on the Agreement Effective Date (provided, however, that for purposes of this definition only, DBS Investors, LLC shall be deemed to own only that portion of the Loans and Commitments held by DBS Investors, LLC which is equal to the ownership interest of Pegasus Partners II, L.P. and its Affiliates in DBS Investors, LLC at such time) and (ii) Avenue Special Situations Fund II, LP, in the event Avenue Special Situations Fund II, LP and its Affiliates collectively hold at such time (after giving effect to any participations) at least 25% of the aggregate principal amount of Loans and Commitments held by all Lenders on the Agreement Effective Date.

                  Replacement PSC Indebtedness.  See Section 7.01.

                  Required Payment.  See Section 1.13.

                  Restricted Payment. Any distribution or payment of cash or property, or both, directly or indirectly (a) in respect of any PM&C Subordinated Debt, or (b) to any partner, stockholder or other equityholder of any of the Companies, PCC or of any of their respective Affiliates for any reason whatsoever, including without limitation, salaries, loans, debt repayment, consulting fees, Management Fees, expense reimbursements and dividends, distributions, put, call or redemption payments and any other payments in respect of equity interests; provided, however, that Restricted Payments shall not include the following:

                      (i) Permitted Cost Sharing Transactions that comply with
Section 7.12; and

                      (ii) other transactions that comply with Section 7.12 and do not include or involve any dividend, interest or other distribution (whether in cash, securities or other property) with respect to any Equity Securities in, or any Indebtedness of, any Company or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Securities in, or any Indebtedness of, any Company or any option, warrant or other right to acquire any such Equity Securities in, or Indebtedness of, any Company.

                  SEC. See Section 6.05.

                  Security Agreement. The Security and Pledge Agreement signed by the Borrower in favor of the Agent, for the benefit of the Lenders, as of the Agreement Effective Date in substantially the form attached as Schedule 14(c), as amended, supplemented or otherwise modified from time to time.

                  Security Document(s). The Security Agreement and any other agreement or instrument granting a security interest in any assets of any Person to secure the Obligations.

                  Seller. With respect to any Acquisition permitted hereunder, the owner of the stock (or other ownership interests) to be acquired, or the entity the assets and properties of which are to be acquired by the related respective Operating Company pursuant to such Acquisition.

                  Special Purpose Subsidiary. Pegasus Satellite Development Corporation, a Delaware corporation wholly owned by PSTH and formed for the sole purpose of reimbursing the DBS Subsidiaries for Subscriber Acquisition Costs.

                  Specified Authorities. (a) With respect to broadcast television properties, the FCC, the FAA and all other Governmental Authorities having jurisdiction over the Companies and/or any FCC License; and (b) with respect to DBS Rights, all Governmental Authorities, if any, having jurisdiction over the Companies and/or any such DBS Rights.

                  Stations. All of the television stations owned or programmed by the Operating Companies, where each such station consists of all of the properties and operating rights constituting a complete, fully integrated system for transmitting broadcast television signals from a transmitter licensed by the FCC, together with any subsystem ancillary thereto, without payment of any fee by the Persons receiving such signals.

                  Subordinated Debt Documents. The Subordinated Indenture, the Original Subordinated Notes, the Subsidiary Guarantees executed as required under the Subordinated Indenture, the Stockholders Agreement executed by the Subordinated Noteholders in connection with the issuance to them of 8,500 shares of PM&C's Class B Common Stock and any and all other agreements and instruments executed pursuant thereto.

                  Subordinated Indenture. The Indenture dated as of July 7, 1995 among PM&C, as Issuer, certain of the Subsidiaries, as Guarantors, and First Union National Bank (successor to First Fidelity Bank, National Association), as Trustee, providing for the issuance of the Original Subordinated Notes, as amended pursuant to the First Supplemental Indenture dated as of September 26, 1997.

                  Subordinated Indenture Default. Any "Event of Default", as defined in the Subordinated Indenture.

                  Subordinated Noteholders. The registered holders from time to time of the Subordinated Notes.

                  Subscriber Acquisition Costs. For any period, those expenses (excluding capitalized costs) incurred in the generation of Gross Subscriber Additions, such as sales commissions, advertising expenses and promotional expenses, including the amount (other than the amount capitalized), if any, by which the cost of equipment sold to subscribers to the DBS Services offered by the DBS Subsidiaries (including rebates, subsidiaries and the like) exceeds the revenue generated from such sale(s).

                  Subscriber Reports.  See Section 6.05.

                  Subsidiary. (a) Any corporation, association, joint stock company, business trust or other similar organization of which more than 50% of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Borrower or a Subsidiary of the Borrower; (b) any other such organization the management of which is directly or indirectly controlled by the Borrower or a Subsidiary of the Borrower through the exercise of voting power or otherwise; or (c) any joint venture, association, partnership, limited liability company or other entity in which the Borrower or a Subsidiary of the Borrower has a 50% equity interest.

                  Tax Sharing Agreement. The Amended and Restated Tax Sharing Agreement dated as of July 1, 1997 among the Parent and its subsidiaries.

                  Tax Sharing Payments. Payments under the Tax Sharing Agreement arising solely as a result of the operations of the Operating Companies.

                  Taxes. See Section 1.09.

                  Third Parties. See Section 13.02.

                  Total Funded Debt. As of any date, all Indebtedness of the Consolidated Companies described in paragraphs (a) through (f) of the definition of "Indebtedness" set forth above and, without duplication, Guarantees by the Consolidated Companies of such Indebtedness plus the aggregate amount payable by the Consolidated Companies (whether or not due) in respect of any and all LMA Purchase Options, determined on a Consolidated basis, in accordance with GAAP; provided, however, that the Indebtedness under the Original Subordinated Notes will not be deemed to be "outstanding" and will be deemed to have been "paid in full" if (i) PM&C shall have given notice of redemption of all of the Original Subordinated Notes to the Original Subordinated Note holders pursuant to the Subordinated Indenture (or shall have irrevocably instructed the trustee under the Subordinated Indenture to give such notice of redemption with a redemption date to occur no later than the earlier of thirty-one (31) days after the Closing Date and July 31, 2003), and (ii) PM&C shall have irrevocably transferred to such trustee cash in an amount equal to the aggregate outstanding amount of the Original Subordinated Notes plus all interest accrued and to accrue on the Original Subordinated Notes to the redemption date specified in the notice of redemption (which shall be no later than the earlier of thirty-one
(31) days after the Closing Date and July 31, 2003), and instructed such trustee to apply such cash to the redemption of the Original Subordinated Notes on such redemption date.

                  Total Interest Expense. For any period with respect to the Consolidated Companies, Interest Expense for such period which is payable, or currently paid, in cash.

                  Trades. Those items of income and expense of the Companies which do not represent the right to receive payment in cash or the obligation to make payment in cash and which arise pursuant to so-called trade or barter transactions.

                  Transaction Costs. For any period, nonrecurring out-of-pocket expenses (including attorneys' fees, investment banking fees and facility fees, but excluding recurring costs such as commitment and agency fees) accrued by any Consolidated Company (other than the Special Purpose Subsidiary) to Persons who are not Affiliates of any Company during such period in connection with the closing of the transactions under this Agreement, any Permitted Acquisition and any other transactions occurring after the Closing Date which are consented to in writing by the Required Lenders.

                  Transaction Documents. See Section 4.03.

                  Warrant Agreements. The Warrant and Investor Rights Agreement dated the Agreement Effective Date among the Parent, the Borrower and the Agent in substantially the form attached as Schedule 14(c) and any other agreement or instrument delivered or executed pursuant thereto, in each case, as amended, supplemented or otherwise modified from time to time.

                    [The next pages are the signature pages]

                  IN WITNESS WHEREOF, the Agent, the Lenders and the Borrower have caused this Agreement to be duly executed by their duly authorized representatives, as a sealed instrument, all as of the day and year first above written.

                                    BORROWER:


                                    PEGASUS MEDIA &
                                    COMMUNICATIONS FINANCE
                                    CORPORATION


                                    By: /s/ Ted S. Lodge
                                        ----------------------------------------
                                        Name:  Ted. S. Lodge
                                        Title: President and Chief Operating
                                               Officer


                                    AGENT (in an Administrative capacity):
                                    -------------------------------------

                                    DBS INVESTORS AGENT, INC.


                                    By: /s/ Jonathan I. Berger
                                        ----------------------------------------
                                        Name:  Jonathan I. Berger
                                        Title: President and Secretary


                                    LENDERS:
                                    -------

                                    DBS INVESTORS, LLC


                                    By: /s/ Jonathan I. Berger
                                        ----------------------------------------
                                        Name:  Jonathan I. Berger
                                        Title: President and Secretary


                                    Address for Notices:

                                    c/o Pegasus Partners II, L.P.
                                    99 River Road
                                    Cos Cob, CT  06807-2514
                                    Attention: Jonathan I. Berger
                                    Telecopy no.: (203) 629-0986

                                    AVENUE SPECIAL SITUATIONS FUND II, LP

                                    By: Avenue Capital Partners II, LLC,
                                        General Partner
                                    By: GLS Partners II, LLC,
                                        Managing Member of the General Partner


                                    By: /s/ Sonia Gardner
                                        ----------------------------------------
                                        Name:  Sonia Gardner
                                        Title: Member


                                    Address for Notices:

                                    c/o Avenue Capital Partners II, LLC
                                    535 Madison Avenue, 15th Floor
                                    New York, New York  10022
                                    Attention: Sam Perlman
                                    Telecopy No.: (212) 878-3559

                                    SPCP GROUP, LLC




                                    By: /s/ Edward A. Mule
                                        ----------------------------------------
                                        Name:  Edward A. Mule
                                        Title: Principal


                                    Address for Notices:

                                    c/o Silverpoint Capital, LP
                                    1600 Steamboat Road
                                    Greenwich, CT 06830
                                    Attention: Timothy Babich
                                    Telecopy No.: (203) 618-2669